As filed with the Securities and Exchange Commission on April 30, 2021

Registration Nos. 333-85183

and 811-09547

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 27	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2021, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable annuity contracts.

Prospectus

May 1, 2021

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity

Issued by

Farmers New World Life Insurance Company

Through

Farmers Annuity Separate Account A

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

This prospectus describes the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.

Investment Risk — The Contract Value you accumulate under the Contract will fluctuate daily, based on the investment performance of the subaccounts of the Farmers Annuity Separate Account A (the “Variable Account”) in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

This Contract has 46 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 45 subaccounts.

❑	Calvert Variable Series, Inc.

Calvert VP SRI Mid Cap Portfolio *

❑	BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

❑	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

❑	Deutsche DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Core Equity VIP *

DWS CROCI® International VIP

DWS Global Small Cap VIP

❑	Deutsche DWS Variable Series II – Class A Shares

DWS CROCI® U.S. VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP *

❑	Fidelity® VIP Freedom Funds – Service Class 2 Shares

Freedom 2005 Portfolio

Freedom 2010 Portfolio

Freedom 2015 Portfolio

Freedom 2020 Portfolio

Freedom 2025 Portfolio

Freedom 2030 Portfolio

Freedom Income Portfolio

❑	Fidelity® VIP FundsManager Portfolios – Service Class 2 Shares

FundsManager 20% Portfolio

FundsManager 50% Portfolio

FundsManager 70% Portfolio

FundsManager 85% Portfolio

❑	Fidelity® Variable Insurance Products (“VIP) Funds – Service Class Shares

Growth Portfolio

Index 500 Portfolio

Mid Cap Portfolio

❑	Franklin Templeton Variable Insurance Products (“VIP”) Trust – Class 2 Shares

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Templeton Developing Markets VIP Fund *

❑	Goldman Sachs Variable Insurance Trust –Institutional Class Shares

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Strategic Growth Fund *

❑	Janus Aspen Series

Janus Henderson Balanced Portfolio (Service Class Shares)

Janus Henderson Enterprise Portfolio (Service Class Shares) *

Janus Henderson Forty Portfolio (Institutional Class Shares)

❑	PIMCO Variable Insurance Trust (“VIT”) – Administrative Class Shares

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds – Class 2 Shares

Principal Capital Appreciation Account *

Equity Income Account *

MidCap Account

SmallCap Account *

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) Portfolios – Class 2 Shares

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

A prospectus for each of the portfolios available, through this Contract must accompany this prospectus. Please read these documents before investing and save them for future reference. The initial purchases of subaccount shares are subject to availability.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Condensed Financial Information	A-1

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.

Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value. Your Contract Value in the Fixed Account.

Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.

Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

Summary

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this prospectus and in the Statement of Additional Information (“SAI”). Please read the remainder of this prospectus carefully.

Your Contract in General

Tax-Deferred Accumulation. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value.

Annuity Pay-in and Payout Periods. Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period. During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options. The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Death Benefit. The Contract also offers a death benefit payable if any Owner or the last surviving Annuitant dies before the Annuity Start Date. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.

Retirement Savings Vehicle. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. You should not purchase this Contract if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2.

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 45 subaccounts listed on the cover page. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.

Right-to-Examine Period. You may cancel your Contract for a refund during the Right-to-Examine Period by returning it to our Home Office. In most states, the Right-to-Examine period expires 10 days after you receive the issued Contract. If you decide to cancel the Contract during the Right-to-Examine period, we will generally refund an amount equal to the greater of Contract Value at the end of the Business Day on which we receive the returned Contract at our Home Office or the sum of all premiums you have paid into the Contract (a “Free-Look refund”). The terms of the Right-to-Examine period may be different for Contract Owners over age 60 who purchase their Contract in California.

Contract Availability. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.

Death Benefit

Standard Death Benefit. Unless you purchase the optional Guaranteed Minimum Death Benefit Rider, we will pay the standard death benefit to the beneficiary on the death of either any Owner or the last surviving Annuitant before the Annuity Start Date. If the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, we will pay the standard death benefit, which equals the greater of:

◾	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method; or
◾	the minimum death benefit totaling the sum of all premiums paid, minus proportional reductions for withdrawals.

In all other cases (including the death of an Owner who is not an Annuitant), the standard death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method.

Optional Guaranteed Minimum Death Benefit. On your application, you may select for an additional fee the optional Guaranteed Minimum Death Benefit. This rider may not be available in all states, and may vary by state. The Guaranteed Minimum Death Benefit provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant. You may select the Guaranteed Minimum Death Benefit only on your Contract application. If you select this benefit, we will deduct a substantial additional daily charge from the subaccounts at an annual rate of 0.25%.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

◾	the standard death benefit described above;
◾

premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

◾

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday. See “Death Benefit Before the Annuity Start Date, Guaranteed Minimum Death Benefit Provisions.”

Death Benefit On or After the Annuity Start Date. Upon the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option you selected.

Partial Withdrawals and Surrender

Partial Withdrawals. At any time during the Pay-in Period, you may submit a written request to withdraw part of your Cash Value, subject to the following rules. A partial withdrawal may have adverse tax consequences.

◾	You may make only 1 withdrawal each calendar quarter.
◾	You must request at least $100.
◾	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
◾	Surrender charges may apply.

Surrender. At any time during the Pay-in Period, you may submit a written request to surrender your Contract and receive its Cash Value (that is, the Contract Value minus any surrender charge, minus any premium taxes not previously deducted, and minus the Records Maintenance Charge, unless waived). A surrender may have adverse tax consequences and be subject to a surrender charge. Your access to amounts held in Qualified Contracts may be restricted or prohibited.

Surrender Charge. We calculate the surrender charge on surrenders and partial withdrawals from the date you made the Premium Payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each Premium Payment, and will vary depending on the number of years since you made the Premium Payment(s) being withdrawn.

Number of Complete Years From Date of Premium Payment:	0	1	2	3	4	5	6	7	+

Surrender Charge:	7%	6%	5%	5%	4%	3%	2%	0

We do not assess a surrender charge on:

◾	the death benefit;
◾	the withdrawal of Premium Payments you paid us more than seven years ago;
◾	withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see “Surrender Charge”);
◾	the Free Withdrawal Amount; or
◾	Free-Look refunds.

Each Contract Year, you may withdraw the Free Withdrawal Amount, which is an amount up to the greater of:

◾	Contract Value minus the excess of total premiums over prior withdrawals that were previously assessed a surrender charge; or
◾	10% of the Contract Value determined at the time the withdrawal is requested.

Systematic Payment Plan. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.

Transfers

At any time during the Pay-in Period and after the Right-to-Examine Period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.

This Contract and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Contract and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see “Policy and Procedures Regarding Disruptive Trading and Market Timing” below.

•	Your transfer from the subaccounts or the Fixed Account must be a minimum of $100 or the total value in a subaccount or Fixed Account, if less.

•	Your Contract Value remaining in a subaccount or the Fixed Account after a transfer must be at least $500, or we will transfer the total value.

•	You can make a transfer from the Fixed Account only during the 30 days following a Contract Anniversary.

•	You cannot make a transfer from any subaccount to the Fixed Account during the 6 month period following any transfer from the Fixed Account into one or more subaccounts.

•	We charge $25 for the 13th and each additional transfer during a Contract Year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Annuity Provisions

Annuity Options. You may receive income payments under one of three fixed annuity options beginning on the Annuity Start Date you select. The Final Annuity Date, which is the latest Annuity Start Date you may select, is the Contract Anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your Cash Value on the Annuity Start Date to calculate the amount of your income payments under the annuity option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

Inquiries

If you need additional information, please contact us at:

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll-free) 8:00 a.m. to 6:00 p.m. Eastern Time

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer Contract Value between the subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Premium Payments	None
Maximum Surrender Charge (as a percentage of your premium payment)[1]	7%
Transfer Fee[2]	$25 after 12 transfers per year

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses.

Periodic Charges other than Portfolio Expenses

Records Maintenance Charge[3]	$30
Variable Account Annual Expenses
(as a percentage of average daily net assets in the subaccounts)

With Both the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.65%

With Either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.40%

With Standard Death Benefit Only
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.15%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

[3]

We will also deduct the Records Maintenance Charge on the Annuity Start Date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

[4]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2020. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio, if available.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.44%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2020. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus, if available.

The expenses shown above are deducted by each underlying portfolio before the portfolio provides us with its daily net asset value. We then deduct applicable Variable Account charges from the net asset value to calculate the unit value of the corresponding subaccount. The management fees and other expenses are more fully described in the prospectus, if available, for each underlying portfolio. Information relating to the portfolios was provided to us by the portfolios and was not independently verified by us.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including transaction expenses, the Records Maintenance Charge of $30, the Variable Account charges of 1.65%, and maximum Annual Portfolio Operating Expenses of 1.44%.

The Example assumes that you invested $10,000 in the portfolio with the highest expenses, chose the riders with the highest costs, and stayed in those options under the Contract for the time periods indicated. The Example also assumes that your investment earned a steady 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$914	$1,445	$2,013	$3,425

(2)	If you do not surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$314	$961	$1,633	$3,425

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). It also does not reflect any taxes or tax penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.026% that is determined by dividing total Record Maintenance Charges collected during 2020 ($83,010) by total average net assets attributable to the Contract during 2020 ($324,889,678).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Distribution Costs

For information concerning the compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

Condensed Financial Information

In Appendix A, we have included a financial history of two sets of Accumulation Unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of Accumulation Unit values (that reflect the middle level of Variable Account Annual Expenses) are included in the SAI.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, variable universal life and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The Portfolios

Each subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisors that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a subaccount, or in any portfolio, including the DWS Government Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Ten subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
DWS Core Equity VIP	Deutsche DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP	Deutsche DWS Variable Series II	September 1, 2008
Templeton Developing Markets VIP Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Henderson Enterprise Portfolio	Janus Aspen Series	September 1, 2008
Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
SmallCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus, if available. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Advisor
Calvert VP SRI Mid Cap Portfolio *	The fund seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Calvert Research and Management (“CRM” or the “Advisor”) is the investment advisor to the fund.
DWS Bond VIP (Series I) (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS CROCI® U.S. VIP (Series II) (Class A Shares)	The fund seeks to achieve a high rate of total return. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Global Small Cap VIP (Series I) (Class A Shares)	The fund seeks above-average capital appreciation over the long term. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Core Equity VIP (Series I) (Class A Shares)*	The fund seeks long-term growth of capital, current income and growth of income. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS High Income VIP (Series II) (Class A Share Class)	The fund seeks to provide a high level of current income. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS CROCI® International VIP (Series I) (Class A Share Class)	The fund seeks long-term growth of capital. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Government Money Market VIP (Series II) (Class A Share Class)	The fund seeks maximum current income to the extent consistent with stability of principal. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Small Mid Cap Growth VIP (Series II) (Class A Shares) *	The fund seeks long-term capital appreciation. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares)	The fund seeks capital growth. BNY Mellon Investment Advisors, Inc. is the investment advisor for the fund.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares)	The fund seeks long-term capital appreciation. BNY Mellon Investment Advisors, Inc. is the investment advisor for the fund. Newton Investment Management, an affiliate of the Investment Advisor, is the sub-advisor.
Fidelity® VIP Growth Portfolio (Service Class Shares)	The fund seeks to achieve capital appreciation. FMR is the investment advisor of the fund. FMR UK, FMR HK, and FMR Japan serve as sub-advisors for the fund.

Portfolio	Investment Objective and Investment Advisor
Fidelity® VIP Index 500 Portfolio (Service Class Shares)	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. FMR is the investment advisor for the fund. Geode serves as sub-advisor for the fund.
Fidelity® VIP Mid Cap Portfolio (Service Class Shares)	The fund seeks long-term growth of capital. FMR is the investment advisor for the fund. FMR UK, FMR HK, and FMR Japan serve as sub-advisors for the fund.
Fidelity® VIP Freedom 2005 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMR is the investment advisor for the fund.
Fidelity® VIP Freedom 2010 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMR is the investment advisor for the fund.
Fidelity® VIP Freedom 2015 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMR is the investment advisor for the fund. FMR UK, FMR HK, and FMR Japan serve as sub-advisors for the fund.
Fidelity® VIP Freedom 2020 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMR is the investment advisor for the fund.
Fidelity® VIP Freedom 2025 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMR is the investment advisor for the fund.
Fidelity® VIP Freedom 2030 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMR is the investment advisor for the fund.
Fidelity® VIP Freedom Income (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation. FMR is the investment advisor for the fund.
Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)	The fund seeks high current income and, as a secondary objective, capital appreciation. FMR is the investment advisor for the fund.
Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)	The fund seeks high total return. FMR is the investment advisor for the fund.
Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)	The fund seeks high total return. FMR is the investment advisor for the fund.
Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)	The fund seeks high total return. FMR is the investment advisor for the fund.
Franklin Small Cap Value VIP Fund (Class 2 Shares)	The fund seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies. Franklin Mutual Advisors, LLC is the investment advisor for the fund.
Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)	The fund seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies. Franklin Advisors, Inc. is the investment advisor for the fund.
Goldman Sachs Strategic Growth Fund (Institutional Class Shares) *	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment advisor for the fund (the “Investment Advisor” or “GSAM”).
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) *	The fund seeks long-term capital appreciation. Goldman Sachs Asset Management, L.P. is the investment advisor for the fund (the “Investment Advisor” or “GSAM”).

Portfolio	Investment Objective and Investment Advisor
Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment advisor for the fund (the “Investment Advisor” or “GSAM”).
Janus Henderson Balanced Portfolio (Service Shares)	The portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Capital Management LLC is the investment advisor for the portfolio.
Janus Henderson Forty Portfolio (Institutional Shares)	The portfolio seeks long-term growth of capital. Janus Capital Management LLC is the investment advisor for the portfolio.
Janus Henderson Enterprise Portfolio (Service Shares) *	The portfolio seeks long-term growth of capital. Janus Capital Management LLC is the investment advisor for the portfolio.
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Pacific Investment Management Company LLC (“PIMCO”) is the investment advisor (the “Advisor”) for the fund.
PIMCO Low Duration Portfolio (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Pacific Investment Management Company LLC (“PIMCO”) is the investment advisor (the “Advisor”) for the fund.
Principal PVC Equity Income Account (Class 2 Shares) *	The Account seeks to provide a current income and long-term growth of income and capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC MidCap Account (Class 2 Shares)	The Account seeks long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Conservative Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Conservative Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Flexible Income Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). Principal Global Investors, LLC is the investment advisor for the fund.
Principal SAM Strategic Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC SmallCap Account (Class 2 Shares) *	The Account seeks long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Principal PVC Capital Appreciation Account (Class 2 Shares) *	The Account seeks to provide long-term growth of capital. Principal Global Investors, LLC is the investment advisor for the fund.
Templeton Developing Markets VIP Fund (Class 2 Shares) *	The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments. Templeton Asset Management Ltd is the investment advisor for the fund.

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses, if available, for the portfolios to obtain more complete information before you invest.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or subadvisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s advisor was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, if available, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses, if available, for the funds for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
BNY Mellon	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•

Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Contract, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see the “Distribution of the Contracts” section.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.

Purchasing a Contract

Please note that we are no longer offering the Contract for sale. This “Purchasing a Contract” section is included in this prospectus for your information.

To purchase a Contract, you must complete an application and send it with your initial premium to us through any authorized licensed agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Contract, Farmers Financial Solutions, LLC. Contracts also may be sold to or in connection with retirement plans that qualify for special tax treatment.

You may purchase a Contract with a Premium Payment of $500 or more. The first Premium Payment is the only one we require you to make.

There may be delays in our receipt and processing of applications and Premium Payments that are outside of our control (for example, because of the failure of a selling broker-dealer or registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when your Contract can be issued and your premium is allocated among the investment choices you have selected.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the Contract was to be issued and delivered. If we decline your application, we will refund you the full amount of any premium you have paid.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

The Contract is available for qualified and non-qualified retirement plans. Effective on August 1, 2009, we will not issue you a Contract for a non-qualified plan if you are older than age 85 on the Issue Date. For qualified plans the maximum issue age is 80.

When We Issue Your Contract

If your application is complete and your Premium Payment has been received at the Service Center, we will issue your Contract within two Business Days of its receipt, and credit your initial Premium Payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five Business Days. If we cannot complete your application within five Business Days after we receive it, we will return your Premium Payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

The date we credit your initial Premium Payment to your Contract is the Issue Date. In most states, on the Issue Date we will allocate your initial premium to the subaccounts and the Fixed Account as you specified on your application.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a Qualified Contract, we will allocate the initial premium(s) to the Fixed Account on the Issue Date. While held in the Fixed Account, your premium(s) will be credited with interest at current Fixed Account rates. The premium(s) will remain in the Fixed Account for the number of days in your state’s right to examine period, plus 10 days. On the first Business Day on or after that period, we will reallocate all Contract Value from the Fixed Account to the subaccounts and Fixed Account as you selected on the application.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Revenue Procedure 2011-38 sets forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract will be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.	The period of time in which cash cannot be withdrawn from either contract after a partial exchange is 180 days; and

2.	Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.

Please consult a competent tax advisor before engaging in either a Code Section 1035 exchange or partial transfer.

Cancellation – The 10 Day Right-to-Examine Period

You have the right to cancel the Contract for any reason during the “Right-to-Examine Period” by returning it to our Home Office at Bellevue, Washington. In most states, the Right-to-Examine period expires 10 days after you receive the Contract. This period will be longer if required by state law. If you decide to cancel the Contract during the right-to-examine period, we will treat the Contract as if we never issued it.

In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a Qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a Qualified Contract, we will place your premium(s) in the Fixed Account for the number of days in your state’s right to examine period, plus 10 days. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

Contracts Sold in California. If you purchase your Contract in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Contract. You may cancel the Contract at any time during the right-to-examine period by returning it to our Home Office at Bellevue, Washington or to the agent who sold you the Contract.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the subaccounts and the Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all premiums and Contract fees you paid as of the Business Day on which we received your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier).

If you have directed that your premium be invested in the subaccounts, rather than the Fixed Account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the Business Day we receive your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Contract. If you decide to cancel this Contract after the right-to-examine period has expired, you will pay surrender charges on that transaction.

Ownership Rights

The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.

Changing the Owner:

•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.
•	Any change in Owner requires our written approval.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the beneficiary.

Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.
•

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.
•	The request to change the beneficiary must be signed by the Owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the Annuity Start Date.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.
•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received Written Notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•

conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value. For 2020 and later, there is no age limit on making regular contributions to traditional or Roth IRAs. You must send all premiums to our Service Center.

We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a Premium Payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make electronic payments on an annual, semi-annual, quarterly, or monthly basis for the applicable fraction of at least $500, but the total for the year must add up to at least $500.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the Fixed Account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a Qualified Contract, we will allocate the initial premium(s) to the Fixed Account on the Issue Date. While held in the Fixed Account, your premium(s) will be credited with interest at the current Fixed Account rates. The premium(s) will remain in the Fixed Account for the number of days in your state’s right-to-examine period, plus 10 days. On the first Business Day on or after that period, we will reallocate all Contract Value from the Fixed Account to the subaccounts as you selected on the application.

If your state only requires return of Contract Value in event you exercise your right to cancel the Contract, we will allocate the initial premium(s) as you instructed in the application on the Issue Date. The initial premium will be credited using the Accumulation Unit value next computed at the end of the Business Day that we issue your Contract. Our Business Day usually closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time).

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Contract Value

Your Contract Value:

•

varies from day to day, depending on the investment performance of the subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the Fixed Account;
•	is determined on the Issue Date and on each Business Day;
•	on the Issue Date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.

The number of Accumulation Units in any subaccount on any Business Day equals:

•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus
•	Accumulation Units purchased with additional premiums; plus
•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus
•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus
•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus
•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value of each subaccount was originally established at the value shown in Appendix A. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the SAI.

We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:

•	the total of premiums allocated to the Fixed Account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.

Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.

Any premium that has been held by us for more than seven years will be subject to a 0% Surrender Charge Percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.

Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270

The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The Owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$8,000—$10,000 = $-2,000
(b)	(10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The Owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to federal income tax. They also may be subject to the 10% federal penalty tax if made before you reach age 59 1/2.

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•

(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the Fixed Account based on the proportion that the value in each subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2020, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.44% of average daily portfolio assets. See the prospectuses for the portfolios, if available, for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus, if available.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from Premium Payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the Annuity Start Date, or
•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract Year from the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•

You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•

You must transfer at least the lesser of $100, or your total value in the subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or Fixed Account below $500, we will transfer the entire amount in the subaccount.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.

On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S.Mail:

•	transfers in excess of $250,000 per Contract, per day; and
•	transfers into or out of the following subaccounts in excess of $50,000 per Contract, per day:
¡	DWS Global Small Cap VIP;
¡	DWS CROCI® International VIP; and
¡	PIMCO International Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses, if available, for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.

The Cash Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.
•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.
•

You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges” section of this prospectus for more information.

•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.
•	You must request at least $100.
•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.

•

You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Surrender Charges” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the Fixed Account or any of the subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge from any amount you withdraw in excess of your Free Withdrawal Amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95).

In the case of an IRA that satisfies Tax Code section 408, the Annuity Start Date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.

Annuity Options

You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;
•	the age of the Annuitant;
•	the sex of the Annuitant (if applicable);
•	the amount of your Cash Value on the Annuity Start Date; and
•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.

For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Annuitant’s age (and if applicable, sex or adjusted age).

Other options may be available upon request.

*

It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to Owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)

premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)

the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*                *                  *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. For more information, see the “Fees and Charges” section of this prospectus.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;
•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;
•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and
•

Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:

•	the Owner or any joint Owner dies, or
•	the last surviving Annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.

Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

The Standard Death Benefit equals:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.

premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•

If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.

•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

◾	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
◾	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.
•

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.

Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.

Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.

Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an Owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the Owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary” is the person designated by the Owner as a beneficiary and to whom ownership passes upon the Owner’s death. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the Contract may be continued with the surviving spouse as the new Owner.

Non-qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the portion of each annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule, including a non-natural person holding the contract as an agent for a natural person and a prospective Owner that is not a natural person should discuss these with a tax advisor.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax advisor with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start and pursuant to IRS regulations. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information to us relating to the federal income tax status of the previous annuity contract.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax advisor.

Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Rider Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Investment Income Surtax. A 3.8% tax is imposed on an amount equal to the lesser of (a) “net investment income;” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on You with a competent tax advisor.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $6,000 for 2021 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2021, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $7,000. Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of lifetime distributions. If you attain age 70 1/2 on or after January 1, 2020, the age when you must begin taking required minimum distributions has increased from 70 1/2 to 72. In addition, the rules for distributions from qualified contracts upon an owner’s death have been changed. You should consult a tax advisor for more information about these new distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax advisor for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Permanent Estate and Gift Tax Exemption

The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), for the distribution and sale of the Contracts. Pursuant to this agreement, FFS serves as principal underwriter for the Contracts. FFS offers the Contracts for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Contracts (e.g., commissions).

Compensation to Broker-Dealers Selling the Contracts. We pay commissions to FFS for sales of the Contracts by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Contract sales by sales representatives of FFS are expected not to exceed 7% of Premium Payments. Some sales representatives may elect to receive a lower commission on Premium Payments at the time of payment along with a quarterly or monthly payment based on Contract value for so long as the Contract remains in effect. FFS may be required to return to us first year commissions if the Contract is not continued through the first Contract Year. We may pay lower compensation on sales to Owners at older ages and at amounts over $1 million.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Contracts.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Contract, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions we have paid to FFS in connection with its exclusive offering of the Contracts and other Farmers variable life insurance products.

The prospect of receiving, or the actual receipt of the additional compensation, may provide FFS and/or its sales representatives with an incentive to recommend the Contracts to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Contract Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contract.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Statement of Additional Information Table of Contents

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008. The following is the Table of Contents for the SAI.

Appendix A - Condensed Financial Information

The following tables of condensed financial information show Accumulation Unit values for each subaccount for the period shown. An Accumulation Unit value is the unit we use to calculate the value of your interest in a subaccount. The tables below show two sets of Accumulation Unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of Accumulation Unit values corresponding to the middle level of Variable Account Annual Expenses are included in the SAI, which is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The Accumulation Unit value does not reflect the deduction of charges such as the annual Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data for 2020 used in the tables below is obtained from the audited financial statements of the Variable Account that can be found in the SAI.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	26.89	29.84	2,238
2019	20.71	26.89	2,217
2018	21.92	20.71	2,192
2017	19.85	21.92	2,166
2016	18.73	19.85	2,604
2015	19.59	18.73	2,832
2014	18.33	19.59	2,805
2013	14.27	18.33	9,929
2012	12.36	14.27	11,980
2011	12.22	12.36	15,786

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.84	23.46	43,234
2019	16.52	19.84	45,562
2018	20.71	16.52	51,410
2017	16.84	20.71	54,375
2016	14.58	16.84	57,044
2015	15.13	14.58	73,560
2014	15.11	15.13	82,946
2013	10.31	15.11	90,236
2012	8.67	10.31	110,368
2011	10.21	8.67	103,316

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

BNY Mellon Sustainable U.S. Equity Portfolio. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	20.93	25.63	10,848
2019	15.80	20.93	11,866
2018	16.76	15.80	11,527
2017	14.73	16.76	11,572
2016	13.54	14.73	11,071
2015	14.18	13.54	12,484
2014	12.68	14.18	15,669
2013	9.57	12.68	15,909
2012	8.67	9.57	12,240
2011	8.71	8.67	13,328

Deutsche DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.99	18.32	94,027
2019	15.53	16.99	96,619
2018	16.14	15.53	111,225
2017	15.43	16.14	120,402
2016	14.73	15.43	122,060
2015	14.95	14.73	131,314
2014	14.18	14.95	149,610
2013	14.79	14.18	182,038
2012	13.88	14.79	238,071
2011	13.28	13.88	252,941

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Deutsche DWS Variable Series I: DWS Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.60	29.40	64,085
2019	19.88	25.60	70,805
2018	21.32	19.88	76,024
2017	17.82	21.32	83,653
2016	16.31	17.82	91,404
2015	15.68	16.31	101,033
2014	14.18	15.68	105,799
2013	10.45	14.18	112,047
2012	9.12	10.45	117,453
2011	9.24	9.12	132,368

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Deutsche DWS Variable Series I: DWS Global Small Cap VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.17	28.04	67,242
2019	20.16	24.17	76,892
2018	25.65	20.16	83,307
2017	21.62	25.65	90,907
2016	21.53	21.62	103,337
2015	21.52	21.53	116,352
2014	22.71	21.52	122,945
2013	16.90	22.71	128,052
2012	14.82	16.90	157,376
2011	16.63	14.82	169,651

Deutsche DWS Variable Series I: DWS CROCI® International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	8.10	8.22	260,595
2019	6.73	8.10	289,693
2018	7.96	6.73	332,367
2017	6.60	7.96	339,938
2016	6.62	6.60	353,447
2015	7.09	6.62	370,655
2014	8.13	7.09	392,052
2013	6.84	8.13	397,859
2012	5.73	6.84	441,676
2011	6.96	5.73	468,660

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Deutsche DWS Variable Series II: DWS CROCI® U.S. VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	39.11	33.96	123,082
2019	29.75	39.11	127,341
2018	33.62	29.75	149,858
2017	27.68	33.62	165,885
2016	29.28	27.68	179,875
2015	31.80	29.28	197,730
2014	29.05	31.80	204,664
2013	22.45	29.05	223,408
2012	20.69	22.45	254,707
2011	14.48	20.69	285,961

Deutsche DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.25	26.51	55,178
2019	22.07	25.25	64,750
2018	22.90	22.07	70,513
2017	21.55	22.90	77,689
2016	19.31	21.55	84,057
2015	20.44	19.31	98,634
2014	20.38	20.44	105,585
2013	19.10	20.38	120,429
2012	16.81	19.10	138,305
2011	16.38	16.81	148,779

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Deutsche DWS Variable Series II: DWS Government Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	10.82	10.72	116,890
2019	10.75	10.82	26,069
2018	10.73	10.75	25,730
2017	10.80	10.73	35,135
2016	10.92	10.80	39,218
2015	11.04	10.92	43,553
2014	11.17	11.04	47,866
2013	11.30	11.17	56,221
2012	11.43	11.30	71,228
2011	11.56	11.43	101,748

Deutsche DWS Variable Series II: DWS Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	9.28	11.95	15,824
2019	7.67	9.28	17,103
2018	8.98	7.67	18,301
2017	7.44	8.98	21,557
2016	6.90	7.44	22,340
2015	7.04	6.90	24,507
2014	6.74	7.04	24,623
2013	4.77	6.74	27,938
2012	4.22	4.77	28,066
2011	4.44	4.22	33,899

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity® Variable Insurance Products Fund (“VIP”): Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	27.95	39.72	143.242
2019	21.07	27.95	180,511
2018	21.37	21.07	204,937
2017	16.01	21.37	224,899
2016	16.08	16.01	241,837
2015	15.20	16.08	271,704
2014	13.82	15.20	296,295
2013	10.27	13.82	318,791
2012	9.07	10.27	357,549
2011	9.16	9.07	409,277

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® Variable Insurance Products Fund (“VIP”): Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	29.26	34.17	143,248
2019	22.56	29.26	159,920
2018	23.91	22.56	177,242
2017	19.89	23.91	198,698
2016	18.01	19.89	218,721
2015	17.99	18.01	255,337
2014	16.04	17.99	276,074
2013	12.28	16.04	326,954
2012	10.73	12.28	372,741
2011	10.64	10.73	415,489

Fidelity® Variable Insurance Products Fund (“VIP”): Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	45.65	53.27	65,630
2019	37.44	45.65	80,798
2018	44.36	37.44	85,718
2017	37.18	44.36	93,317
2016	33.54	37.18	98,520
2015	34.44	33.54	108,162
2014	32.81	34.44	115,583
2013	24.39	32.81	128,588
2012	21.50	24.39	147,666
2011	24.36	21.50	170,550

Fidelity® VIP Freedom Funds: Freedom 2005 Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	15.40	16.88	0
2019	13.71	15.40	0
2018	14.33	13.71	0
2017	13.09	14.33	561
2016	12.64	13.09	588
2015	12.85	12.64	3,462
2014	12.49	12.85	3,360
2013	11.54	12.49	6,076
2012	10.68	11.54	6,810
2011	10.81	10.68	6,665

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Freedom 2010 Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.92	18.78	1,307
2019	14.79	16.92	1,460
2018	15.63	14.79	1,617
2017	14.01	15.63	1,927
2016	13.47	14.01	2,036
2015	13.70	13.47	3,090
2014	13.29	13.70	3,092
2013	11.88	13.29	4,176
2012	10.77	11.88	4,575
2011	10.94	10.77	2,063

Fidelity® VIP Freedom Funds: Freedom 2015 Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	17.53	19.68	10,441
2019	15.03	17.53	10,441
2018	16.05	15.03	10,443
2017	14.14	16.05	12,892
2016	13.55	14.14	13,149
2015	13.77	13.55	14,221
2014	13.34	13.77	15,326
2013	11.82	13.34	15,678
2012	10.69	11.82	16,086
2011	10.87	10.69	12,285

Fidelity® VIP Freedom Funds: Freedom 2020 Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	17.95	20.36	49,771
2019	15.14	17.95	54,763
2018	16.31	15.14	49,705
2017	14.19	16.31	48,876
2016	13.57	14.19	51,857
2015	13.79	13.57	53,581
2014	13.33	13.79	54,614
2013	11.66	13.33	54,854
2012	10.43	11.66	54,301
2011	10.68	10.43	54,215

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Freedom 2025 Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.08	21.82	10,528
2019	15.88	19.08	10,342
2018	17.23	15.88	10,464
2017	14.83	17.23	11,208
2016	14.15	14.83	12,712
2015	14.39	14.15	12,109
2014	13.88	14.39	16,080
2013	11.73	13.88	15,815
2012	10.33	11.73	17,772
2011	10.70	10.33	12,713

Fidelity® VIP Freedom Funds: Freedom 2030 Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.48	22.47	37,034
2019	15.88	19.48	34,366
2018	17.47	15.88	34,119
2017	14.64	17.47	34,125
2016	13.92	14.64	34,638
2015	14.16	13.92	33,977
2014	13.67	14.16	33,275
2013	11.39	13.67	32,676
2012	10.00	11.39	31,662
2011	10.41	10.00	25,651

Fidelity® VIP Freedom Funds: Freedom Income Portfolio (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	14.12	15.39	11,590
2019	12.79	14.12	9,485
2018	13.24	12.79	9,475
2017	12.36	13.24	9,492
2016	12.00	12.36	9,380
2015	12.21	12.00	5,671
2014	11.93	12.21	5,737
2013	11.47	11.93	5,697
2012	10.92	11.47	5,275
2011	10.89	10.92	4,937

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP FundsManager Portfolios: FundsManager 20% (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	13.63	14.56	11,141
2019	12.52	13.63	11,132
2018	12.90	12.52	11,066
2017	12.17	12.90	14,466
2016	11.99	12.17	17,434
2015	12.15	11.99	16,308
2014	11.82	12.15	23,840
2013	11.34	11.82	22,665
2012	10.88	11.34	22,374
2011	10.77	10.88	29,117

Fidelity® VIP FundsManager Portfolios: FundsManager 50% (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.67	19.11	31,570
2019	14.59	16.97	38,180
2018	15.59	14.59	36,942
2017	13.81	15.59	65,734
2016	13.42	13.81	63,835
2015	13.57	13.42	63,187
2014	13.08	13.57	66,800
2013	11.54	13.08	65,966
2012	10.60	11.54	60,352
2011	10.80	10.60	43,313

Fidelity® VIP Funds Manager Portfolios: FundsManager 70% (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.86	21.62	49,339
2019	15.58	18.86	62,923
2018	17.07	15.58	72,326
2017	14.51	17.07	72,825
2016	14.00	14.51	71,812
2015	14.12	14.00	193,071
2014	13.59	14.12	199,332
2013	11.31	13.59	192,896
2012	10.13	11.31	203,584
2011	10.55	10.13	186,466

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP Funds Manager Portfolios: FundsManager 85% (Service Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	20.24	23.46	11,631
2019	16.23	20.24	13,234
2018	18.06	16.23	13,399
2017	14.86	18.06	14,545
2016	14.25	14.86	14,203
2015	14.37	14.25	29,817
2014	13.83	14.37	29,303
2013	10.97	13.83	28,764
2012	9.73	10.97	38,224
2011	10.41	9.73	37,820

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	26.73	40.99	42,046
2019	20.57	26.73	48,914
2018	21.99	20.57	54,825
2017	18.32	21.99	69,013
2016	17.79	18.32	76,760
2015	18.49	17.79	84,364
2014	17.40	18.49	87,365
2013	12.74	17.40	91,222
2012	11.62	12.74	92,631
2011	12.36	11.62	128,021

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	28.13	29.25	71,277
2019	22.52	28.13	72,655
2018	26.14	22.52	74,428
2017	23.90	26.14	79,207
2016	18.57	23.90	78,860
2015	20.28	18.57	83,781
2014	20.40	20.28	85,758
2013	15.14	20.40	94,987
2012	12.94	15.14	93,879
2011	13.60	12.94	90,817

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets VIP Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.12	27.95	48,766
2019	19.26	24.12	52,506
2018	23.14	19.26	58,418
2017	16.67	23.14	64,533
2016	14.35	16.67	72,473
2015	18.06	14.35	77,572
2014	19.94	18.06	81,346
2013	20.36	19.94	88,172
2012	18.20	20.36	99,956
2011	21.88	18.20	105,779

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	28.37	39.41	83,655
2019	21.17	28.37	94,528
2018	21.64	21.17	109,846
2017	16.75	21.64	123,478
2016	16.62	16.75	132,376
2015	16.26	16.62	148,900
2014	14.47	16.26	163,888
2013	11.05	14.47	185,536
2012	9.33	11.05	209,482
2011	9.69	9.33	252,712

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	42.73	45.79	38,186
2019	32.86	42.73	42,021
2018	37.13	32.86	50,193
2017	33.81	37.13	54,972
2016	30.12	33.81	56,344
2015	33.57	30.12	63,590
2014	29.90	33.57	72,293
2013	22.76	29.90	80,999
2012	19.43	22.76	88,625
2011	20.99	19.43	113,270

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	33.22	35.66	12,012
2019	26.91	33.22	12,909
2018	29.79	26.91	16,404
2017	27.01	29.79	19,761
2016	22.18	27.01	20,707
2015	22.92	22.18	22,898
2014	21.68	22.92	25,400
2013	16.17	21.68	26,744
2012	14.50	16.17	35,601
2011	14.56	14.50	39,174

Janus Aspen Series: Janus Henderson Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	30.62	34.51	89,175
2019	25.33	30.62	110,592
2018	25.51	25.33	125,751
2017	21.84	25.51	155,270
2016	21.18	21.84	192,670
2015	21.33	21.18	221,477
2014	19.94	21.33	252,247
2013	16.83	19.94	264,735
2012	15.02	16.83	274,203
2011	14.99	15.02	260,937

Janus Aspen Series: Janus Henderson Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	26.44	36.44	282,052
2019	19.50	26.44	320,192
2018	19.34	19.50	356,044
2017	15.01	19.34	404,737
2016	14.86	15.01	450,510
2015	13.39	14.86	502,714
2014	12.46	13.39	548,505
2013	9.60	12.46	596,630
2012	7.82	9.60	655,471
2011	8.48	7.82	720,338

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Henderson Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	39.02	45.98	15,801
2019	29.21	39.02	16.533
2018	29.74	29.21	17,370
2017	23.67	29.74	19,742
2016	21.36	23.67	20.783
2015	20.82	21.36	22.657
2014	18.76	20.82	23.977
2013	14.37	18.76	24,641
2012	12.43	14.37	26,457
2011	12.78	12.43	32,486

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

PIMCO Variable Insurance Trust: PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	23.05	24.06	44,109
2019	21.79	23.05	50,037
2018	21.59	21.79	60,051
2017	21.25	21.59	67,068
2016	20.19	21.25	69,477
2015	20.36	20.19	85,906
2014	18.53	20.36	94,692
2013	18.64	18.53	113,985
2012	17.01	18.64	127,240
2011	16.12	17.01	142,382

PIMCO Variable Insurance Trust: PIMCO Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	15.84	16.13	62,357
2019	15.41	15.84	75,399
2018	15.53	15.41	84,269
2017	15.50	15.53	107,512
2016	15.46	15.50	111,715
2015	15.59	15.46	131,096
2014	15.64	15.59	146,529
2013	15.84	15.64	165,558
2012	15.13	15.84	196,215
2011	15.14	15.13	197,474

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	38.62	40.52	64,771
2019	30.33	38.62	91,659
2018	32.38	30.33	104,374
2017	27.12	32.38	116,215
2016	23.76	27.12	122,264
2015	25.08	23.76	130,823
2014	22.56	25.08	142,540
2013	17.96	22.56	151,125
2012	16.12	17.96	173,718
2011	15.50	16.12	194,790

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: MidCap Account (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	182.31	212.80	13,752
2019	129.20	182.31	19,698
2018	140.21	129.20	21,189
2017	113.28	140.21	23,037
2016	104.06	113.28	23,568
2015	103.83	104.06	25,486
2014	93.19	103.83	27,845
2013	70.57	93.19	29,084
2012	59.90	70.57	32,533
2011	56.10	59.90	36,344

Principal Variable Contracts Funds, Inc.: SmallCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	13.00	15.66	68,564
2019	10.34	13.00	93,797
2018	11.78	10.34	96,062
2017	10.58	11.78	99,321
2016	9.14	10.58	100,030
2015	14.45	9.14	105,776
2014	13.73	14.45	72,460
2013	9.45	13.73	75,716
2012	8.23	9.45	79,388
2011	8.73	8.23	83,581

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	34.04	39.86	7,894
2019	26.07	34.04	11,453
2018	27.36	26.07	12,356
2017	22.98	27.36	17,040
2016	21.35	22.98	19,840
2015	21.19	21.35	23,322
2014	19.10	21.19	23,579
2013	14.61	19.10	26,070
2012	13.01	14.61	33,551
2011	13.18	13.01	36,277

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	28.28	31.02	376,302
2019	23.89	28.28	416,819
2018	25.51	23.89	468,766
2017	22.46	25.51	542,216
2016	21.31	22.46	589,923
2015	21.79	21.31	659,919
2014	20.68	21.79	721,839
2013	17.83	20.68	743,715
2012	16.03	17.83	848,537
2011	16.10	16.03	879,022

Principal Variable Contracts Funds, Inc.: SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.13	26.06	101,089
2019	21.10	24.13	116,700
2018	22.18	21.10	127,763
2017	20.18	22.18	160,581
2016	19.25	20.18	176,618
2015	19.65	19.25	184,830
2014	18.77	19.65	204,834
2013	17.06	18.77	213,492
2012	15.56	17.06	235,658
2011	15.44	15.56	256,302

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	31.62	35.23	248,169
2019	25.86	31.62	309,320
2018	28.07	25.86	364,940
2017	23.77	28.07	390,855
2016	22.52	23.77	429,453
2015	23.09	22.52	484,198
2014	21.80	23.09	543,994
2013	17.95	21.80	586,589
2012	15.96	17.95	618,815
2011	16.24	15.96	663,941

Principal Variable Contracts Funds, Inc.: SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	21.72	22.98	155,169
2019	19.44	21.72	190,551
2018	20.11	19.44	217,659
2017	18.81	20.11	234,907
2016	17.83	18.81	277,317
2015	18.32	17.83	285,941
2014	17.51	18.32	327,117
2013	16.48	17.51	328,746
2012	15.11	16.48	334,776
2011	14.82	15.11	324,153

Principal Variable Contracts Funds, Inc.: SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	33.70	38.35	204,722
2019	26.81	33.70	243,904
2018	29.76	26.81	271,466
2017	24.68	29.76	276,695
2016	23.57	24.68	309,778
2015	24.30	23.57	348,894
2014	22.69	24.30	387,420
2013	18.05	22.69	413,383
2012	15.85	18.05	493,822
2011	16.38	15.85	553,043

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit) 1

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.52	27.08	14
2019	18.98	24.52	16
2018	20.19	18.98	17
2017	18.38	20.19	18
2016	17.42	18.38	19
2015	18.31	17.42	21
2014	17.22	18.31	22
2013	13.47	17.22	23
2012	11.73	13.47	25
2011	11.65	11.73	27

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

1 We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force and our obligations and duties to you under this rider will not change.

BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.10	21.29	7,861
2019	15.14	18.10	8,969
2018	19.07	15.14	9,505
2017	15.59	19.07	10,130
2016	13.57	15.59	11,028
2015	14.15	13.57	12,908
2014	14.19	14.15	13,484
2013	9.73	14.19	13,129
2012	8.23	9.73	15,499
2011	9.73	8.23	17,760

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

BNY Mellon Sustainable U.S. Equity Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.09	23.25	0
2019	14.48	19.09	0
2018	15.43	14.48	0
2017	13.64	15.43	192
2016	12.59	13.64	237
2015	13.25	12.59	423
2014	11.91	13.25	519
2013	9.03	11.91	399
2012	8.22	9.03	399
2011	8.30	8.22	498

Deutsche DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	15.41	16.53	11,047
2019	14.16	15.41	13,209
2018	14.79	14.16	15,932
2017	14.20	14.79	16,371
2016	13.63	14.20	16,575
2015	13.89	13.63	18,568
2014	13.25	13.89	19,711
2013	13.88	13.25	20,968
2012	13.10	13.88	20,806
2011	12.60	13.10	23,544

Deutsche DWS Variable Series I: DWS Global Small Cap VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	22.04	25.45	7,569
2019	18.47	22.04	8,538
2018	23.62	18.47	9,768
2017	20.01	23.62	10,599
2016	20.02	20.01	11,591
2015	20.12	20.02	12,950
2014	21.33	20.12	13,512
2013	15.95	21.33	13,096
2012	14.06	15.95	15,349
2011	15.86	14.06	17,488

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Deutsche DWS Variable Series I: DWS Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	23.22	26.53	33,259
2019	18.12	23.22	36,597
2018	19.53	18.12	37,648
2017	16.40	19.53	38,167
2016	15.09	16.40	44,674
2015	14.58	15.09	46,626
2014	13.25	14.58	50,312
2013	9.81	13.25	54,567
2012	8.61	9.81	59,646
2011	8.76	8.61	65,935

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Deutsche DWS Variable Series I: DWS CROCI® International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	7.35	7.42	43,777
2019	6.14	7.35	46,370
2018	7.29	6.14	51,977
2017	6.07	7.29	51,460
2016	6.13	6.07	57,338
2015	6.59	6.13	62,092
2014	7.59	6.59	60,170
2013	6.42	7.59	56,746
2012	5.41	6.42	62,014
2011	6.60	5.41	70,296

Deutsche DWS Variable Series II: DWS CROCI® U.S. VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	35.47	30.65	31,241
2019	27.12	35.47	32,055
2018	30.80	27.12	36,490
2017	25.48	30.80	37,519
2016	27.09	25.48	42,351
2015	29.57	27.09	44,540
2014	27.15	29.57	44,998
2013	21.08	27.15	46,990
2012	19.52	21.08	51,996
2011	13.73	19.52	58,689

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Deutsche DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	22.90	23.93	6,497
2019	20.12	22.90	7,099
2018	20.98	20.12	10,149
2017	19.84	20.98	10,698
2016	17.87	19.84	10,670
2015	19.00	17.87	12,340
2014	19.04	19.00	14,967
2013	17.93	19.04	14,932
2012	15.86	17.93	14,829
2011	15.53	15.86	18,045

Deutsche DWS Variable Series II: DWS Government Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	9.81	9.67	29,504
2019	9.80	9.81	2,447
2018	9.83	9.80	2,721
2017	9.94	9.83	2,720
2016	10.10	9.94	3,977
2015	10.27	10.10	4,004
2014	10.44	10.27	3,947
2013	10.61	10.44	5,052
2012	10.78	10.61	5,153
2011	10.96	10.78	5,849

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Deutsche DWS Variable Series II: DWS Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	8.42	10.78	4,863
2019	6.99	8.42	5,060
2018	8.23	6.99	4,941
2017	6.85	8.23	4,850
2016	6.38	6.85	5,720
2015	6.55	6.38	5,758
2014	6.29	6.55	5,844
2013	4.48	6.29	5,802
2012	3.98	4.48	6,094
2011	4.21	3.98	6,410

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity® Variable Insurance Products Fund (“VIP”): Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.49	36.05	18,970
2019	19.31	25.49	22,886
2018	19.69	19.31	25,322
2017	14.82	19.69	27,810
2016	14.96	14.82	30,607
2015	14.20	14.96	35,715
2014	12.99	14.20	34,630
2013	9.69	12.99	35,849
2012	8.60	9.69	41,407
2011	8.73	8.60	50,047

Fidelity® Variable Insurance Products Fund (“VIP”): Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	26.68	31.01	16,530
2019	20.67	26.68	19,209
2018	22.03	20.67	22,317
2017	18.41	22.03	24,212
2016	16.75	18.41	26,064
2015	16.82	16.75	29,733
2014	15.07	16.82	28,310
2013	11.59	15.07	29,665
2012	10.18	11.59	33,669
2011	10.15	10.18	40,981

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® Variable Insurance Products Fund (“VIP”): Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	41.63	48.34	7,460
2019	34.31	41.63	7,992
2018	40.86	34.31	8,322
2017	34.41	40.86	8,641
2016	31.20	34.41	9,088
2015	32.20	31.20	8,682
2014	30.82	32.20	9,085
2013	23.02	30.82	9,976
2012	20.40	23.02	7,663
2011	23.22	20.40	11,295

Fidelity® VIP Freedom Funds: Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	14.56	15,89	0
2019	13.03	14.56	0
2018	13.69	13.03	0
2017	12.56	13.69	0
2016	12.19	12.56	0
2015	12.45	12.19	0
2014	12.16	12.45	0
2013	11.30	12.16	0
2012	0	11.30	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.00	17.67	0
2019	14.05	16.00	0
2018	14.92	14.05	0
2017	13.45	14.92	0
2016	12.99	13.45	0
2015	13.27	12.99	0
2014	12.95	13.27	0
2013	11.63	12.95	0
2012	0	11.63	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.57	18.51	0
2019	14.28	16.57	0
2018	15.33	14.28	0
2017	13.57	15.33	0
2016	13.06	13.57	0
2015	13.35	13.06	0
2014	12.99	13.35	0
2013	11.57	12.99	0
2012	0	11.57	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.97	19.15	1,285
2019	14.39	16.97	2,021
2018	15.58	14.39	5,557
2017	13.62	15.58	5,913
2016	13.08	13.62	6,000
2015	13.36	13.08	3,142
2014	12.98	13.36	2,250
2013	11.41	12.98	2,511
2012	10.26	11.41	2,513
2011	10.56	10.26	2,815
* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.04	20.53	0
2019	15.09	18.04	0
2018	16.46	15.09	0
2017	14.23	16.46	0
2016	13.65	14.23	0
2015	13.94	13.65	0
2014	13.52	13.94	0
2013	11.48	13.52	0
2012	0	11.48	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.42	21.14	0
2019	15.09	18.42	0
2018	16.68	15.09	0
2017	14.05	16.68	0
2016	13.43	14.05	0
2015	13.72	13.43	0
2014	13.31	13.72	0
2013	11.15	13.31	0
2012	0	11.15	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	13.35	14.48	0
2019	12.16	13.35	0
2018	12.65	12.16	0
2017	11.86	12.65	0
2016	11.58	11.86	0
2015	11.83	11.58	0
2014	11.62	11.83	0
2013	11.23	11.62	0
2012	0	11.23	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	12.89	13.70	0
2019	11.89	12.89	0
2018	12.32	11.89	0
2017	11.68	12.32	0
2016	11.56	11.68	0
2015	11.78	11.56	0
2014	11.51	11.78	0
2013	11.10	11.51	0
2012	0	11.10	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® VIP FundsManager Portfolios: FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.05	17.98	448
2019	13.86	16.05	450
2018	14.89	13.86	452
2017	13.25	14.89	454
2016	12.94	13.25	5,397
2015	13.16	12.94	0
2014	12.74	13.16	0
2013	11.30	12.74	0
2012	0	11.30	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	17.84	20.34	0
2019	14.80	17.84	0
2018	16.30	14.80	0
2017	13.93	16.30	0
2016	13.50	13.93	0
2015	13.69	13.50	0
2014	13.24	13.69	0
2013	11.07	13.24	0
2012	0	11.07	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.14	22.07	0
2019	15.42	19.14	0
2018	17.24	15.42	0
2017	14.26	17.24	0
2016	13.74	14.26	0
2015	13.92	13.74	0
2014	13.47	13.92	0
2013	10.73	13.47	0
2012	0	10.73	0
2011	0	0	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.38	37.19	3,805
2019	18.85	24.38	4,814
2018	20.25	18.85	5,621
2017	16.96	20.25	5,916
2016	16.55	16.96	6,602
2015	17.28	16.55	7,579
2014	16.34	17.28	7,854
2013	12.03	16.34	7,891
2012	11.03	12.03	9,211
2011	11.78	11.03	10,186

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	26.16	27.07	648
2019	21.05	26.16	30
2018	24.56	21.05	30
2017	22.56	24.56	78
2016	17.61	22.56	78
2015	19.33	17.61	78
2014	19.54	19.33	77
2013	14.58	19.54	76
2012	12.52	14.58	75
2011	13.22	12.52	74

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets VIP Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	21.88	25.22	579
2019	17.55	21.88	557
2018	21.19	17.55	559
2017	15.34	21.19	670
2016	13.28	15.34	1,770
2015	16.79	13.28	1,832
2014	18.63	16.79	1,806
2013	19.11	18.63	1,701
2012	17.17	19.11	1,669
2011	20.74	17.17	1,632

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.87	35.76	12,599
2019	19.40	25.87	15,930
2018	19.93	19.40	19,831
2017	15.51	19.93	22,241
2016	15.46	15.51	25,311
2015	15.20	15.46	29,738
2014	13.59	15.20	31,600
2013	10.43	13.59	32,796
2012	8.85	10.43	38,261
2011	9.23	8.85	45,678

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	38.97	41.56	7,651
2019	30.12	38.97	8,846
2018	34.19	30.12	10,078
2017	31.29	34.19	11,297
2016	28.02	31.29	12,509
2015	31.38	28.02	14,289
2014	28.09	31.38	14,630
2013	21.48	28.09	14,985
2012	18.44	21.48	16,819
2011	20.02	18.44	19,445

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	30.29	32.36	61
2019	24.66	30.29	61
2018	27.44	24.66	61
2017	25.00	27.44	116
2016	20.63	25.00	116
2015	21.42	20.63	115
2014	20.37	21.42	114
2013	15.26	20.37	113
2012	13.75	15.26	112
2011	13.89	13.75	110

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Henderson Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	27.92	31.32	3,021
2019	23.21	27.92	3,021
2018	23.50	23.21	3,022
2017	20.22	23.50	3,022
2016	19.70	20.22	4,094
2015	19.94	19.70	4,465
2014	18.73	19.94	5,036
2013	15.89	18.73	5,675
2012	14.25	15.89	4,580
2011	14.29	14.25	15,235

Janus Aspen Series: Janus Henderson Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	23.99	32.89	64,626
2019	17.78	23.99	76,513
2018	17.72	17.78	83,962
2017	13.82	17.72	88,543
2016	13.75	13.82	103,717
2015	12.45	13.75	108,755
2014	11.64	12.45	121,564
2013	9.02	11.64	127,408
2012	7.38	9.02	140,712
2011	8.04	7.38	164,338

Janus Aspen Series: Janus Henderson Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	35.59	41.73	2,676
2019	26.77	35.59	3,431
2018	27.39	26.77	3,544
2017	21.91	27.39	3,924
2016	19.87	21.91	4,246
2015	19.46	19.87	4,771
2014	17.62	19.46	5,224
2013	13.57	17.62	5,341
2012	11.79	13.57	5,827
2011	12.19	11.79	6,372

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

PIMCO Variable Insurance Trust: PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	20.91	21.72	5,167
2019	19.87	20.91	5,969
2018	19.78	19.87	8,937
2017	19.56	19.78	9,560
2016	18.68	19.56	10,434
2015	18.93	18.68	12,089
2014	17.31	18.93	12,873
2013	17.51	17.31	13,509
2012	16.06	17.51	14,628
2011	15.29	16.06	18,052

PIMCO Variable Insurance Trust: PIMCO Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	14.37	14.56	14,756
2019	14.04	14.37	16,572
2018	14.23	14.04	20,601
2017	14.27	14.23	22,039
2016	14.30	14.27	21,459
2015	14.50	14.30	24,374
2014	14.61	14.50	25,616
2013	14.87	14.61	26,220
2012	14.28	14.87	26,713
2011	14.36	14.28	36,713

Principal Variable Contracts Funds, Inc.: Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	35.22	36.77	12,521
2019	27.80	35.22	12,876
2018	29.82	27.80	13,256
2017	25.10	29.82	14,957
2016	22.10	25.10	14,908
2015	23.44	22.10	14,735
2014	21.19	23.44	14,432
2013	16.96	21.19	15,611
2012	15.29	16.96	15,982
2011	14.78	15.29	16,657

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: MidCap Account (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	166.27	193.11	596
2019	118.42	166.27	737
2018	129.15	118.42	874
2017	104.85	129.15	973
2016	96.80	104.85	1,068
2015	97.06	96.80	1,229
2014	87.54	97.06	1,320
2013	66.62	87.54	1,337
2012	56.83	66.62	1,490
2011	53.49	56.83	1,856

Principal Variable Contracts Funds, Inc.: SmallCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	12.70	15.23	4,895
2019	10.15	12.70	5,546
2018	11.62	10.15	5,424
2017	10.49	11.62	5,725
2016	9.10	10.49	5,876
2015	13.51	9.10	6,784
2014	12.89	13.51	5,079
2013	8.92	12.89	4,857
2012	7.81	8.92	5,353
2011	8.33	7.81	6,275

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	31.66	36,89	6,044
2019	24.36	31.66	5,852
2018	25.71	24.36	5,642
2017	21.69	25.71	5,414
2016	20.26	21.69	5,161
2015	20.20	20.26	4,869
2014	18.30	20.20	4,574
2013	14.06	18.30	4,259
2012	12.59	14.06	3,889
2011	12.81	12.59	3,447

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.96	28.34	22,076
2019	22.04	25.96	29,045
2018	23.65	22.04	50,987
2017	20.93	23.65	55,836
2016	19.95	20.93	55,234
2015	20.50	19.95	63,002
2014	19.55	20.50	76,570
2013	16.94	19.55	89,645
2012	15.31	16.94	101,600
2011	15.45	15.31	106,203

Principal Variable Contracts Funds, Inc.: SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	22.15	23.81	1,606
2019	19.47	22.15	1,681
2018	20.56	19.47	1,709
2017	18.81	20.56	1,415
2016	18.02	18.81	1,083
2015	18.49	18.02	1,087
2014	17.75	18.49	11,953
2013	16.22	17.75	11,957
2012	14.86	16.22	11,961
2011	14.82	14.86	11,965

Principal Variable Contracts Funds, Inc.: SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	29.03	32.18	20,518
2019	23.86	29.03	21,324
2018	26.03	23.86	31,859
2017	22.15	26.03	31,755
2016	21.09	22.15	29,251
2015	21.73	21.09	36,024
2014	20.61	21.73	32,945
2013	17.06	20.61	29,996
2012	15.24	17.06	27,670
2011	15.59	15.24	28,140

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.94	20.99	4,179
2019	17.94	19.94	4,179
2018	18.65	17.94	4,179
2017	17.53	18.65	4,179
2016	16.69	17.53	4,640
2015	17.23	16.69	9,164
2014	16.56	17.23	8,989
2013	15.66	16.56	8,812
2012	0	15.66	10,746
2011	14.22	0	0

Principal Variable Contracts Funds, Inc.: SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	30.93	35.04	19,427
2019	24.73	30.93	19,982
2018	27.59	24.73	20,509
2017	23.00	27.59	21,030
2016	22.07	23.00	21,627
2015	22.87	22.07	22,562
2014	21.45	22.87	22,678
2013	17.16	21.45	22,693
2012	15.14	17.16	25,725
2011	15.72	15.14	26,610

[Outside back cover page]

The Statement of Additional Information (“SAI”) dated May 1, 2021 contains additional information about the Contract and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Contract. More information about us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Contracts. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File Nos. 333-85183/811-09547

Statement of Additional Information for the

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2021 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios.

The date of this Statement of Additional Information is May 1, 2021.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

Misstatement of Age or Sex

If any Annuitant’s age or sex has been misstated, the benefits provided by this Contract will be adjusted to reflect the correct age or sex. After the annuity start date any adjustment for underpayment will be paid immediately with interest at a rate not to exceed 6.0%. Any Adjustment for overpayment will be deducted from future payments with interest at a rate not to exceed 6.0%

Nonparticipation

This Contract is nonparticipating. It does not share in our surplus earnings.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that waive, subject to terms of the Contract, surrender charges if:

•

the Annuitant is under age 75 at the time of withdrawal or surrender, the Annuitant is confined to a skilled nursing facility and/or hospital continuously for a minimum of 90 days, and the Annuitant was not confined to a hospital or nursing facility within 6 months of the rider’s issue date.

•

the Annuitant is diagnosed with a terminal illness at least one year after the issue date of the rider and has a life expectancy of 12 months (24 months in MA) or less and the withdrawal is $250,000 or less.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.

2

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

3

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by the following formula:

Current Yield = ((NCS—ES)/UV) X (365/7)

Where:

NCS	=	the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the annualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7—1

Where:

NCS	=	the net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

4

We compute the annualized 30-day yield by:

dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

multiplying the result by the daily average number of units outstanding for the period;

compounding that yield for a 6-month period; and

multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI—ES)/(U X UV)) + 1)6—1)

Where:

NI	=	net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	charges deducted from the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

5

We calculate the standard total return by the following formula:

TR = ((ERV/P)1/N)—1

Where:

TR	=	the average annual total return net of subaccount recurring charges.

ERV	=	the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR = (ERV/P)—1

Where:

CTR	=	the cumulative total return net of subaccount recurring charges for the period.

ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.

P	=	a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

We will charge a records maintenance charge each year until the annuity start date. The amount is shown on the Contract Specifications page. The charge for a contract year will be imposed on the last valuation day of each contract year.

This charge will also be imposed on the annuity start date, unless the Annuitant is age 70 or older, or the date when the contract is surrendered.

The fee will be charged against the variable subaccounts and the fixed account proportionately. The portion of the fee charged to each subaccount will reduce the number of accumulation units standing to the credit of the contract in that subaccount.

6

Accumulation Unit Value

The value of an accumulation unit for each of the subaccounts was arbitrarily set at an initial value. The Value at the end of any later valuation day is equal to “A” multiplied by “B.” “A” is equal to the subaccount’s accumulation unit value for the end of the immediately preceding valuation day. “B” is equal to the net investment factor for the most current valuation day. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X) equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus

2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less

3.	the per share amount of any capital loss distribution on portfolio shares held in the subaccount during the current valuation day.

(Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

(Z) equals charges and fees deducted from the subaccount. These consist of:

1.	Mortality and expense risk charges.

2.	Charge for administrative costs. and

3.

Any applicable charges, fees and expenses for riders, endorsements or supplemental benefits attached to the Contract. We will only deduct these charges if we do not collect them by redeeming Accumulation Units.

Condensed Financial Information

The following tables of condensed financial information show accumulation unit values corresponding to the middle level of Variable Account Annual Expenses (1.40%) for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. Tables for other sets of accumulation unit values that reflect the highest and lowest levels of the Variable Account Annual Expenses available under the Contract are found in Appendix A to the prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge or Surrender Charge that we subtract from your Contract Value by redeeming units. The data for 2020 used in the tables below is obtained from the audited financial statements of the variable account that can be found in this SAI.

7

One Optional Benefit Elected (Either the Guaranteed Minimum Death Benefit OR

the Guaranteed Retirement Income Benefit)1

(Total Variable Account Annual Charges of 1.40% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.68	28.43	5,124
2019	19.82	25.68	6,072
2018	21.03	19.82	7,682
2017	19.10	21.03	11,509
2016	18.06	19.10	11,966
2015	18.93	18.06	13,731
2014	17.76	18.93	13,772
2013	13.87	17.76	14,388
2012	12.04	13.87	16,312
2011	11.93	12.04	19,099

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio (Service ClassShares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.95	22.35	42,536
2019	15.82	18.95	43,257
2018	19.87	15.82	44,319
2017	16.20	19.87	57,843
2016	14.07	16.20	68,758
2015	14.63	14.07	77,036
2014	14.64	14.63	92,928
2013	10.02	14.64	95,565
2012	8.45	10.02	99,780
2011	9.97	8.45	97,180

[1]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

8

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.99	24.41	945
2019	15.12	19.99	1,045
2018	16.08	15.12	1,180
2017	14.17	16.08	1,343
2016	13.06	14.17	1,915
2015	13.71	13.06	2,507
2014	12.29	13.71	14,236
2013	9.30	12.29	14,194
2012	8.44	9.30	17,628
2011	8.50	8.44	2,017

Deutsche DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.18	17.40	75,699
2019	14.83	16.18	129,820
2018	15.45	14.83	142,539
2017	14.80	15.45	157,023
2016	14.17	14.80	165,565
2015	14.41	14.17	149,497
2014	13.70	14.41	148,618
2013	14.33	13.70	171,871
2012	13.48	14.33	183,846
2011	12.94	13.48	178,999

Deutsche DWS Variable Series I: DWS Global Small Cap VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	23.08	26.71	51,265
2019	19.29	23.08	52,616
2018	24.61	19.29	59,700
2017	20.79	24.61	64,510
2016	20.76	20.79	80,366
2015	20.81	20.76	88,590
2014	22.01	20.81	97,227
2013	16.42	22.01	112,603
2012	14.43	16.42	132,075
2011	16.24	14.43	155,357

9

Deutsche DWS Variable Series I: DWS Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.38	27.93	42,399
2019	18.97	24.38	49,306
2018	20.40	18.97	50,857
2017	17.09	20.40	53,972
2016	15.69	17.09	61,196
2015	15.12	15.69	71,182
2014	13.71	15.12	75,067
2013	10.12	13.71	83,790
2012	8.86	10.12	88,148
2011	9.00	8.86	98,390

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Deutsche DWS Variable Series I: DWS CROCI® International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	7.72	7.81	162,120
2019	6.43	7.72	166,893
2018	7.61	6.43	182,387
2017	6.33	7.61	203,651
2016	6.37	6.33	226,123
2015	6.84	6.37	245,243
2014	7.86	6.84	253,913
2013	6.62	7.86	275,170
2012	5.57	6.62	286,436
2011	6.78	5.57	322,078

Deutsche DWS Variable Series II: DWS CROCI® U.S. VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	37.24	32.26	100,841
2019	28.40	37.24	95,713
2018	32.18	28.40	106,895
2017	26.55	32.18	122,721
2016	28.16	26.55	140,928
2015	30.66	28.16	152,815
2014	28.08	30.66	161,048
2013	21.75	28.08	185,815
2012	20.09	21.75	206,283
2011	14.10	20.09	230,805

10

Deutsche DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	24.04	25.19	49,874
2019	21.07	24.04	61,401
2018	21.92	21.07	66,907
2017	20.67	21.92	74,496
2016	18.57	20.67	77,990
2015	19.71	18.57	82,620
2014	19.69	19.71	88,737
2013	18.51	19.69	99,779
2012	16.33	18.51	116,823
2011	15.95	16.33	119,577

Deutsche DWS Variable Series II : DWS Government Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	10.30	10.18	205,981
2019	10.26	10.30	35,329
2018	10.27	10.26	36,513
2017	10.36	10.27	40,580
2016	10.50	10.36	72,448
2015	10.65	10.50	42,018
2014	10.80	10.65	47,187
2013	10.95	10.80	52,793
2012	11.10	10.95	61,404
2011	11.25	11.10	68,938

11

Deutsche DWS Variable Series II: DWS Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	8.84	11.35	11,862
2019	7.32	8.84	12,329
2018	8.60	7.32	13,496
2017	7.14	8.60	13,475
2016	6.63	7.14	14,096
2015	6.79	6.63	14,462
2014	6.51	6.79	18,100
2013	4.62	6.51	25,380
2012	4.10	4.62	31,488
2011	4.33	4.10	33,920

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity® Variable Insurance Products Fund (“VIP”): Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	26.69	37.84	134,077
2019	20.17	26.69	137,160
2018	20.51	20.17	153,504
2017	15.41	20.51	187,786
2016	15.51	15.41	193,709
2015	14.69	15.51	216,917
2014	13.40	14.69	247,483
2013	9.97	13.40	279,517
2012	8.83	9.97	304,673
2011	8.94	8.83	323,965

Fidelity® Variable Insurance Products Fund (“VIP”): Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	27.94	32.55	194,483
2019	21.59	27.94	204,375
2018	22.95	21.59	230,508
2017	19.14	22.95	265,023
2016	17.37	19.14	171,984
2015	17.39	17.37	200,256
2014	15.55	17.39	222,725
2013	11.93	15.55	245,092
2012	10.45	11.93	261,515
2011	10.39	10.45	295,186

12

Fidelity® Variable Insurance Products Fund (“VIP”): Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	43.59	50.75	48,790
2019	35.84	43.59	55,673
2018	42.58	35.84	61,033
2017	35.76	42.58	69,562
2016	32.35	35.76	79,411
2015	33.30	32.35	83,858
2014	31.80	33.30	100,191
2013	23.70	31.80	112,455
2012	20.94	23.70	122,954
2011	23.78	20.94	140,550

Fidelity® VIP Freedom Funds: Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	14.97	16.38	0
2019	13.36	14.97	0
2018	14.01	13.36	0
2017	12.82	14.01	0
2016	12.41	12.82	0
2015	12.65	12.41	0
2014	12.32	12.65	0
2013	0	12.32	0
2012	0	0	0
2011	0	0	0

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.46	18.21	12,758
2019	14.42	16.46	13,400
2018	15.27	14.42	14,126
2017	13.73	15.27	14,274
2016	13.23	13.73	17,252
2015	13.48	13.23	18,544
2014	13.12	13.48	32,672
2013	11.75	13.12	32,716
2012	10.68	11.75	32,677
2011	10.88	10.68	30,850

*	Inception date of the subaccount was 9/1/08.

13

Fidelity® VIP Freedom Funds: Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	17.04	19.08	2,035
2019	14.65	17.04	6,418
2018	15.68	14.65	6,374
2017	13.85	15.68	25,771
2016	13.30	13.85	26,550
2015	13.56	13.30	26,873
2014	13.16	13.56	40,965
2013	11.70	13.16	41,863
2012	10.60	11.70	41,842
2011	10.80	10.60	41,952

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	17.45	19.74	32,239
2019	14.76	17.45	32,253
2018	15.94	14.76	34,730
2017	13.90	15.94	41,363
2016	13.32	13.90	44,852
2015	13.57	13.32	47,529
2014	13.16	13.57	48,417
2013	11.54	13.16	49,322
2012	10.35	11.54	39,282
2011	10.62	10.35	39,428

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.55	21.16	51,625
2019	15.48	18.55	51,729
2018	16.84	15.48	55,497
2017	14.52	16.84	77,070
2016	13.90	14.52	65,987
2015	14.16	13.90	74,321
2014	13.70	14.16	73,981
2013	11.60	13.70	78,241
2012	10.25	11.60	63,841
2011	10.64	10.25	49,544

*	Inception date of the subaccount was 9/1/08.

14

Fidelity® VIP Freedom Funds: Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.94	21.79	35,098
2019	15.48	18.94	43,478
2018	17.07	15.48	37,049
2017	14.34	17.07	39,553
2016	13.67	14.34	43,002
2015	13.94	13.67	45,585
2014	13.49	13.94	47,042
2013	11.27	13.49	48,505
2012	9.92	11.27	47,484
2011	10.35	9.92	20,634

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	13.73	14.93	8,439
2019	12.47	13.73	8,679
2018	12.94	12.47	8,693
2017	12.11	12.94	8,687
2016	11.79	12.11	8,578
2015	12.02	11.79	8,580
2014	11.77	12.02	8,581
2013	11.35	11.77	8,523
2012	10.83	11.35	8,359
2011	10.83	10.83	3,689

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP FundsManager Portfolios. FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	13.26	14.13	16,587
2019	12.20	13.26	16,630
2018	12.60	12.20	24,689
2017	11.92	12.60	27,156
2016	11.78	11.92	27,672
2015	11.96	11.78	18,751
2014	11.66	11.96	18,766
2013	11.22	11.66	19,100
2012	10.79	11.22	24,800
2011	10.70	10.79	18,614

*	Inception date of the subaccount was 9/1/08.

15

Fidelity® VIP FundsManager Portfolios. FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	16.50	18.53	28,658
2019	14.22	16.50	17,787
2018	15.24	14.22	18,141
2017	11.92	15.24	19,740
2016	11.78	11.92	27,672
2015	11.96	11.78	18,751
2014	11.66	11.96	18,766
2013	11.22	11.66	19,100
2012	10.79	11.22	24,800
2011	10.70	10.79	18,614

*	Inception date of the subaccount was 9/1/08.

16

Fidelity® VIP FundsManager Portfolios. FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	18.34	20.97	30,524
2019	15.18	18.34	29,283
2018	16.68	15.18	33,426
2017	14.22	16.68	41,273
2016	13.75	14.22	42,651
2015	13.90	13.75	58,573
2014	13.41	13.90	54,383
2013	11.19	13.41	52,317
2012	10.04	11.19	49,224
2011	10.49	10.04	42,819

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP FundsManager Portfolios. FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	19.68	22.76	120,884
2019	15.82	19.68	135,823
2018	17.64	15.82	140,806
2017	14.56	17.64	145,094
2016	14.00	14.56	148,350
2015	14.14	14.00	149,098
2014	13.65	14.14	137,625
2013	10.85	13.65	137,106
2012	9.65	10.85	133,996
2011	10.35	9.65	130,094
2010	9.05	10.35	60,064

*	Inception date of the subaccount was 9/1/08.

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.53	39.04	37,175
2019	19.69	25.53	51,926
2018	21.10	19.69	55,351
2017	17.63	21.10	63,266
2016	17.16	17.63	72,363
2015	17.87	17.16	78,239
2014	16.86	17.87	94,952
2013	12.38	16.86	99,139
2012	11.32	12.38	103,226
2011	12.06	11.32	100,874

17

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	27.12	28.14	37,720
2019	21.77	27.12	40,051
2018	25.34	21.77	41,434
2017	23.22	25.34	49,401
2016	18.08	23.22	50,705
2015	19.80	18.08	63,614
2014	19.96	19.80	66,192
2013	14.86	19.96	69,806
2012	12.73	14.86	74,946
2011	13.41	12.73	71,783

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets VIP Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	22.97	28.14	37,720
2019	18.39	22.97	20,591
2018	22.14	18.39	22,927
2017	15.99	22.14	22,751
2016	13.81	15.99	29,098
2015	17.41	13.81	32,793
2014	19.27	17.41	33,995
2013	19.73	19.27	37,471
2012	17.68	19.73	40,949
2011	21.30	17.68	59,812

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	27.09	34.54	63,439
2019	20.27	27.09	69,976
2018	20.77	20.27	79,406
2017	16.12	20.77	92,085
2016	16.03	16.12	107,567
2015	15.72	16.03	118,325
2014	14.02	15.72	134,888
2013	10.74	14.02	160,643
2012	9.08	10.74	180,926
2011	9.46	9.08	221,189

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

18

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	40.81	43.62	32,319
2019	31.46	40.81	32,292
2018	35.63	31.46	35,832
2017	32.52	35.63	40,174
2016	29.05	32.52	47,778
2015	32.46	29.05	52,053
2014	28.98	32.46	55,214
2013	22.11	28.98	62,305
2012	18.93	22.11	69,968
2011	20.50	18.93	85,832

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	31.72	33.96	7,345
2019	25.76	31.72	7,704
2018	28.59	25.76	12,002
2017	25.98	28.59	11,215
2016	21.39	25.98	12,785
2015	22.16	21.39	14,931
2014	21.01	22.16	20,085
2013	15.71	21.01	24,982
2012	14.12	15.71	27,185
2011	14.22	14.12	29,013

Janus Aspen Series: Janus Henderson Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	29.24	32.88	89,701
2019	24.25	29.24	123,965
2018	24.48	24.25	133,449
2017	21.01	24.48	145,290
2016	20.42	21.01	168,664
2015	20.63	20.42	189,524
2014	19.32	20.63	198,386
2013	16.35	19.32	211,362
2012	14.63	16.35	222,112
2011	14.63	14.63	191,013

19

Janus Aspen Series: Janus Henderson Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	25.18	34.62	190,134
2019	18.62	25.18	221,212
2018	18.51	18.62	244,370
2017	14.40	18.51	274,380
2016	14.29	14.40	321,626
2015	12.91	14.29	356,541
2014	12.04	12.91	404,629
2013	9.31	12.04	522,090
2012	7.60	9.31	544,888
2011	8.26	7.60	608,851

Janus Aspen Series: Janus Henderson Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	37.26	43.80	8,244
2019	27.96	37.26	8,613
2018	28.54	27.96	9,215
2017	22.77	28.54	10,675
2016	20.60	22.77	12,017
2015	20.13	20.60	13,368
2014	18.18	20.13	14,986
2013	13.96	18.18	15,790
2012	12.10	13.96	17,570
2011	12.48	12.10	19,148

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

PIMCO Variable Insurance Trust: PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	21.96	22.86	45,780
2019	20.81	21.96	47,705
2018	20.66	20.81	55,414
2017	20.39	20.66	62,793
2016	19.42	20.39	77,993
2015	19.63	19.42	87,593
2014	17.91	19.63	91,901
2013	18.07	17.91	100,801
2012	16.37	18.07	121,067
2011	15.70	16.37	123,381

20

PIMCO Variable Insurance Trust: PIMCO Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	15.09	15.33	89,658
2019	14.71	15.09	94,206
2018	14.86	14.71	101,941
2017	14.87	14.86	111,201
2016	14.87	14.87	119,554
2015	15.03	14.87	127,985
2014	15.11	15.03	143,919
2013	15.35	15.11	158,205
2012	14.70	15.35	182,987
2011	14.74	14.70	170,542

Principal Variable Contracts Funds, Inc.: Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	36.88	38.60	58,737
2019	29.04	36.88	61,607
2018	31.07	29.04	70,033
2017	26.09	31.07	81,075
2016	22.92	26.09	94,011
2015	24.24	22.92	109,359
2014	21.86	24.24	115,431
2013	17.45	21.86	129,397
2012	15.70	17.45	198,507
2011	15.14	15.70	237,477

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: MidCap Account (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	174.09	202.70	6,282
2019	123.69	174.09	6,614
2018	134.56	123.69	7,425
2017	108.98	134.56	7,953
2016	100.36	108.98	9,820
2015	100.39	100.36	12,373
2014	90.32	100.39	13,740
2013	68.56	90.32	15,841
2012	58.34	68.56	17,538
2011	54.78	58.34	20,258

21

Principal Variable Contracts Funds, Inc.: (SmallCap Account) (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	12.85	15.44	19,780
2019	10.25	12.85	20,940
2018	11.70	10.25	21,737
2017	10.54	11.70	25,215
2016	9.12	10.54	30,223
2015	13.97	9.12	32,765
2014	13.30	13.97	23,309
2013	9.18	13.30	28,881
2012	8.01	9.18	32,105
2011	8.53	8.01	37,231

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	32.83	38.34	9,626
2019	25.20	32.83	9,852
2018	26.52	25.20	9,830
2017	22.32	26.52	16,431
2016	20.79	22.32	16,849
2015	20.69	20.79	16,857
2014	18.70	20.69	17,295
2013	14.33	18.70	18,802
2012	12.80	14.33	21,191
2011	12.99	12.80	24,400

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

22

Principal Variable Contracts Funds, Inc.: SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	27.10	29.65	444,017
2019	22.95	27.10	498,788
2018	24.56	22.95	551,761
2017	21.68	24.56	593,150
2016	20.62	21.68	683,490
2015	21.13	20.62	714,525
2014	20.11	21.13	759,126
2013	17.38	20.11	878,551
2012	15.67	17.38	893,393
2011	15.77	15.67	928,462

Principal Variable Contracts Funds, Inc.: SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	23.12	24.91	102,749
2019	20.27	23.12	110,264
2018	21.36	20.27	120,582
2017	19.48	21.36	137,711
2016	18.62	19.48	152,562
2015	19.06	18.62	174,875
2014	18.25	19.06	183,065
2013	16.63	18.25	191,207
2012	15.21	16.63	193,265
2011	15.12	15.21	181,264

Principal Variable Contracts Funds, Inc.: SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	30.30	33.67	361,967
2019	24.84	30.30	416,743
2018	27.03	24.84	468,156
2017	22.94	27.03	501,469
2016	21.79	22.94	581,421
2015	22.40	21.79	639,363
2014	21.20	22.40	754,562
2013	17.50	21.20	792,028
2012	15.59	17.50	867,592
2011	15.91	15.59	858,425

23

Principal Variable Contracts Funds, Inc. : SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	20.81	21.96	42,185
2019	18.68	20.81	88,026
2018	19.36	18.68	95,646
2017	18.16	19.36	108,962
2016	17.25	18.16	114,834
2015	17.77	17.25	155,206
2014	17.03	17.77	181,060
2013	16.07	17.03	180,094
2012	14.77	16.07	182,295
2011	14.52	14.77	156,859

Principal Variable Contracts Funds, Inc. : SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2020	32.28	36.66	215,248
2019	25.75	32.28	294,458
2018	28.65	25.75	326,041
2017	23.82	28.65	348,442
2016	22.81	23.82	407,391
2015	23.57	22.81	443,435
2014	22.06	23.57	506,129
2013	17.60	22.06	523,803
2012	15.49	17.60	553,151
2011	16.04	15.49	569,130

24

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

25

Distribution of the Contracts

We discontinued offering new Contracts in 2012. We will continue to accept premium and to process transactions for existing Contracts.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Contracts are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Contracts by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2013	$527,868	0
2014	$390,458	0
2015	$412,880	0
2016	$311,015	0
2017	$298,104	0
2018	$208,284	0
2019	$194,919	0
2020	$178,336	0

*	Includes sales commissions paid to FFS.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $93,133.55 in commissions in 2020.

We may pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance product we issue as well as certain insurance benefits and financing arrangements. Certain non-cash compensation items that we and our affiliates may be provided jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) cash benefits relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them

Legal Matters

Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020, 2019, and 2018 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2020 and for the period ending December 31, 2020 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

26

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020, 2019, and 2018, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Contracts.

The audited financial statements of Farmers Annuity Separate Account A as of December 31, 2020 and for the period ending December 31, 2020, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

27

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2020 and 2019

Statutory Statements of Operations for the Years Ending December 31, 2020, 2019, and 2018

Statutory Statements of Changes in Capital and Surplus for the Years Ending December 31, 2020, 2019, and 2018

Statutory Statements of Cash Flows for the Years Ending December 31, 2020, 2019, and 2018

Notes to Statutory Financial Statements

Farmers Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2020

Statement of Operations for the Period Ending December 31, 2020

Statements of Changes in Net Assets for the Periods Ending December 31, 2020 and 2019

Notes to Financial Statements

F-1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2020 and 2019 and

For the Years Ended December 31, 2020, 2019 and 2018

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors and Management of Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002 T: (713) 356 4000, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

/s/ PricewaterhouseCoopers LLP

April 30, 2021

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2020 and 2019

(in thousands of dollars)	2020	2019

Admitted Assets
Bonds, at amortized cost (market value of $3,361,729 and $3,130,800)	$2,970,901	$2,902,017
Mortgage loans on real estate	534,239	558,517
Investment real estate:
Properties held for the production of income, net	118,620	116,821
Properties held for sale, net	14,301	—
Contract loans	278,294	284,822
Other invested assets, surplus notes	100,000	100,000
Receivables for securities	619	143
Securities lending reinvested collateral	5,564	—
Cash, cash equivalents and short-term investments	62,984	113,027

Total cash and invested assets	4,085,522	4,075,347

Accrued investment income	33,022	35,448
Deferred and uncollected premiums	85,603	87,368
Other assets	83,202	76,217
Current federal income tax recoverable and interest thereon	4,766	520
Net deferred tax asset	49,643	53,940
Separate accounts	1,085,713	932,015

Total admitted assets	$5,427,471	$5,260,855

Liabilities
Aggregate reserves for life and annuity policies	$3,457,605	$3,430,197
Aggregate reserves for accident and health policies	6,325	5,909
Contract claims	58,372	38,350
Liability for deposit-type contracts	280,541	270,408
Premiums and annuity considerations received in advance	930	908
General expenses due and accrued	18,943	20,636
Taxes, licenses, and fees due and accrued	4,413	4,198
Unearned investment income	204	230
Amounts withheld or retained by company as agent or trustee	2,000	255
Amounts held for agents’ account	4,943	4,500
Remittances and items not allocated	14,021	8,388
Interest maintenance reserve	6,362	7,901
Asset valuation reserve	34,205	34,290
Securities lending collateral liability	5,564	—
Other liabilities	67,788	62,873
Separate accounts	1,085,713	932,015

Total liabilities	$5,047,929	$4,821,058

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2020 and 2019)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	16,732	17,299
Unassigned and special surplus	353,011	412,699

Total capital and surplus	379,542	439,797

Total liabilities and capital and surplus	$5,427,471	$5,260,855

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018

Revenues
Premiums and annuity considerations	$537,562	$539,605	$540,057
Net investment income	155,135	161,169	162,390
Amortization of interest maintenance reserve	3,279	3,563	4,515
Commissions and expense allowances on reinsurance ceded	215,396	210,764	208,318
Other	10,335	9,317	10,108

Total revenues	$921,707	$924,418	$925,388

Benefits and expenses
Death and other benefits	271,662	224,425	242,301
Surrender benefits and other fund withdrawals	169,063	174,314	179,179
Interest on policy or contract funds	9,595	9,121	8,510
Increase in aggregate reserves	26,079	26,519	23,105
Commissions	81,476	78,776	82,844
General insurance expenses	176,138	171,670	206,626
Taxes, licenses and fees	27,752	26,979	25,423
Increase / (decrease) in loading on deferred and uncollected premiums	117	(1,689)	(2,856)
Transfers (from) / to separate accounts	5,334	(423)	2,161
Aggregate write-ins for deductions	2,474	2,610	2,836

Total benefits and expenses	$769,690	$712,302	$770,129

Net gain from operations before federal income taxes and realized capital gains	152,017	212,116	155,259
Federal income taxes (recoverable)	37,093	50,263	34,368

Net gain from operations before realized capital gains	114,924	161,853	120,891
Net realized capital gains (losses) capital gains taxes of $1,162, $963 and $4,071 and transfers to (from) interest maintenance reserve of $1,740, $4,225 and $(3,605) at December 31, 2020, 2019 and 2018, respectively. Refer to note 3 for further breakout.	(727)	142	38,665

Net income	$114,197	$161,995	$159,556

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2020, 2019 and 2018

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus

Balances at December 31, 2017	$6,600	$3,199	$459,059	$468,858
Net Income	—	—	159,556	159,556
Change in net unrealized capital gains	—	—	(68)	(68)
Change in net deferred taxes	—	—	2,229	2,229
Change in nonadmitted assets	—	—	(1,702)	(1,702)
Change in asset valuation reserve	—	—	5,990	5,990
Extraordinary dividends to stockholder	—	—	(190,000)	(190,000)
Gain on disposal of own use real estate	—	—	2,609	2,609
SSAP No. 3 for prior year affilate gain	—	—	420	420
Amortization of gain on real estate from special surplus to unassigned surplus	—	—	269	269

Balances at December 31, 2018	6,600	3,199	438,362	448,161
Net Income	—	—	161,995	161,995
Change in net unrealized capital gains	—	—	133	133
Change in net deferred taxes	—	—	5,433	5,433
Change in nonadmitted assets	—	—	202	202
Change in asset valuation reserve	—	—	(3,970)	(3,970)
Extraordinary dividends to stockholder	—	—	(172,000)	(172,000)
Gain on disposal of own use real estate	—	—
SSAP No. 3 for ceded fund value in excess of reserve	—	—	(157)	(157)

Balances at December 31, 2019	6,600	3,199	429,998	439,797
Net Income	—	—	114,197	114,197
Change in net deferred taxes	—	—	6,327	6,327
Change in nonadmitted assets	—	—	(5,979)	(5,979)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(3,140)	(3,140)
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	(1,745)	(1,745)
Change in asset valuation reserve	—	—	85	85
Extraordinary dividends to stockholder	—	—	(170,000)	(170,000)

Balances at December 31, 2020	$6,600	$3,199	$369,743	$379,542

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018

Cash from operations
Premiums collected net of reinsurance	$539,182	$544,576	$544,934
Net investment income	166,405	169,368	173,093
Miscellaneous income	225,731	220,081	218,426

Cash provided by operating activities	931,318	934,025	936,453

Benefits and loss related payments	434,677	393,036	442,299
Net transfers (from) / to separate accounts	4,438	(1,618)	(1,662)
Commissions, expenses paid and write-ins	288,311	288,737	321,132
Federal and foreign income taxes paid	42,502	56,434	28,318

Cash used in operating activities	769,928	736,589	790,087

Net cash from operations	161,390	197,436	146,366

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	675,920	556,900	384,724
Common stocks	—	770	2,990
Mortgage loans	53,716	51,850	17,360
Real estate	—	—	68,280
Net gains on cash, cash equivalents and short-term Miscellaneous proceeds	—	2,911	17,497

Cash provided by investing activities	729,636	612,431	490,851

Cost of investments acquired (long-term only):
Bonds	748,057	611,178	376,599
Mortgage loans	29,438	33,087	15,951
Real estate	19,436	10,397	705
Miscellaneous applications	9,970	—	—

Cash paid for investing activities	806,901	654,662	393,255
Net (decrease) / increase in contract loans and premium notes	(6,530)	2,020	(816)

Net cash provided by / (used in) investments	(70,735)	(44,251)	98,412

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	10,134	10,915	4,419
Dividends to stockholder	(170,000)	(172,000)	(190,000)
Other cash (applied) / provided	19,168	8,115	(15,578)

Net cash used by financing and miscellaneous sources	(140,698)	(152,970)	(201,159)

Net change in cash, cash equivalents and short-term investments	(50,043)	215	43,619

Cash, cash equivalents and short-term investments
Beginning of year	113,027	112,812	69,193

End of year	$62,984	$113,027	$112,812

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2020.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 14 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 2.75% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2020, and 2019, the Company had approximately $3,510,245,000 and $4,345,291,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2020, and 2019, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $59,185,399,000 and $43,940,806,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $204,000 for 2020 and $0 for 2019.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Excess of Minimum Reserves

As of December 31, 2020, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2020, the FGDBWL statutory reserves net of deferred and uncollected premiums is $17,427,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $15,352,000 or $2,075,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2020 and 2019 was approximately $600,000 and $610,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•

Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classification: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R.

•	Securities lending reinvested collateral assets-at amortized cost.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2020 and 2019, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 13 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020	2019

Gross EDP Equipment	$1,343	$1,343
Accumulated Depreciation	(575)	(317)

Net EDP	768	1,026
Non-Admitted EDP	(768)	(1,026)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $258,000, $257,000 and $30,000 for the year ended December 31, 2020, 2019 and 2018, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best or Standard & Poor’s. The Company’s management reviews the financial strength of its

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2020, the Company included a change in reserve valuation basis as described in SSAP No. 51R – Life Contracts for its variable annuity reserves. This change in valuation basis, which impacts annuity reserves written from 1981 to 2019 is permitted under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21), and Actuarial Guideline 43 CARVM for variable annuities (AG 43). The amount of this adjustment, which has been recognized in unassigned funds on Page 4 Line 43 Column 1 is $1,745,000. The Company did not elect a phase in approach to this adjustment.

At March 31, 2019, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 line 5304 Column 1 in the amount of ($157,000), net of tax, to correct a missing accrual of certain ceded Variable Annuity reserves.

At September 30, 2018, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 Line 5302 Column 1 in the amount of $420,000 to correct a reclassification of a prior year affiliate gain.

Change in Valuation Basis

Reserve valuation basis for Variable Deferred Annuities changed from AG43 to VM-21 in 2020. Increase in Actuarial Reserve due to change is $1,745,000 (as of 12/31/2019).

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018

Bonds	$113,895	$117,079	$117,241
Mortgage loans	22,451	22,686	21,577
Investment real estate	11,655	10,802	11,431
Contract loans	18,759	19,242	19,643
Short-term investments	679	2,342	2,012
Other	3,813	3,913	4,364

Gross investment income	171,252	176,064	176,268
Less: Investment expenses	(16,117)	(14,895)	(13,878)

Net investment income	$155,135	$161,169	$162,390

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2020, 2019 and 2018, the Company’s investment expense included fees of approximately $346,000, $340,000 and $340,000, respectively, to its Parent Company, FGI.

In 2020, 2019 and 2018, the Company’s investment expenses included fees of approximately $430,000, $501,000 and $404,000, respectively, to Zurich Investment Services.

In 2020, 2019 and 2018, the Company’s investment expenses included fees of approximately $1,964,000, $1,825,000, $1,888,000, respectively, to Zurich Global Investment Management.

In 2020, 2019 and 2018, the Company’s investment expenses included fees of approximately $483,000, $465,000 and $552,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018

Bonds	$2,202	$5,347	$(4,564)
Common stocks (unaffiliated)	—	(31)	484
Short-term investments	(27)	14	3
Investment real estate	—	—	40,055
Aggregate write-ins for capital gains	—	—	3,153

	2,175	5,330	39,131
Transfer to(from) interest maintenance reserve	(1,740)	(4,225)	3,605
Add: Tax expense on net realized gains	(1,162)	(963)	(4,071)

Net realized gains	$(727)	$142	$38,665

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Impairment losses included in realized gains and losses above was $742,000, $12,000 and $0 for the years ended December 31, 2020, 2019 and 2018, respectively.

Unrealized Gains and Losses on Fixed Maturities and Equity Securities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2020 and 2019 are as follows:

	2020
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed Maturities
U.S. governments	$360,045	$29,168	$(122)	$389,091
Non-U.S. governments	217	108	—	325
States, territories and possessions	5,201	2,624	—	7,825
Political subdivisions	18,968	8,427	—	27,395
Special revenues	66,980	26,153	—	93,133
Industrial and miscellaneous	1,673,361	275,724	(3,568)	1,945,517

Total bonds	2,124,772	342,204	(3,690)	2,463,286
Loan-backed securities	846,129	52,774	(460)	898,443

Total fixed maturities	$2,970,901	$394,978	$(4,150)	$3,361,729

	2019
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed Maturities
U.S. governments	$333,010	$12,632	$(202)	$345,440
Non-U.S. governments	2,355	105	—	2,460
States, territories and possessions	5,201	1,827	—	7,028
Political subdivisions	18,971	5,919	—	24,890
Special revenues	63,037	20,124	—	83,161
Industrial and miscellaneous	1,712,347	174,937	(4,180)	1,883,104

Total bonds	2,134,921	215,544	(4,382)	2,346,083
Loan-backed securities	767,096	19,806	(2,185)	784,717

Total fixed maturities	$2,902,017	$235,350	$(6,567)	$3,130,800

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2020 and 2019 were as follows:

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

	2020
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Fixed maturities
U.S. governments	$30,404	$(122)	$—	$—
Industrial and miscellaneous	40,752	(874)	16,366	(2,694)

Total bonds	71,156	(996)	16,366	(2,694)
Loan-backed securities	41,236	(436)	10,271	(24)

Total fixed maturities	$112,392	$(1,432)	$26,637	$(2,718)

	2019
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Fixed maturities
U.S. governments	$23,395	$(78)	$37,447	$(122)
Industrial and miscellaneous	54,105	(654)	23,655	(3,526)

Total bonds	77,500	(732)	61,102	(3,648)
Loan-backed securities	155,456	(1,577)	69,046	(610)

Total fixed maturities	$232,956	$(2,309)	$130,148	$(4,258)

As of December 31, 2020, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 33 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 23 securities, of which 95.6%, or $107,410,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2020 were comprised of 10 securities, with a total fair value of approximately $26,637,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2020.

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Loan-Backed Securities

There were no loan-backed securities impaired during 2020 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2020 and 2019 were as follows:

(in thousands)
	December 31, 2020
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540V-G7-1	CSFB 2002-9 1A	$183	$178	$(6)	$178	$221	9/30/2020

(in thousands)
	December 31, 2019
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540VG71	CSFB 2002-9 1A	$214	$202	$(12)	$202	$234	12/31/2019

5* Securities

A 5GI security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the NAIC Securities Valuation Office (“SVO”). NAIC 5GI is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal. The Company does not have any 5GI securities as of December 31, 2020.

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2020 and 2019 are as follows:

	2020	2019
Number of CUSIPs	15	15
Aggregate Amount of Investment Income	$3,535,374	$756,679

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2020 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Fair Value

Due to 1 year or less	$176,284	$178,060
Due after 1 year through 5 years	484,177	515,391
Due after 5 years through 10 years	446,615	495,866
Due after 10 years	1,017,696	1,273,969

	2,124,772	2,463,286
Loan-backed securities	846,129	898,443

Total bonds	$2,970,901	$3,361,729

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2020
Bonds	$3,363	$(422)	$305,284
Common Stocks	—	—	—

	$3,363	$(422)	$305,284

2019
Bonds	$6,840	$(1,687)	$361,987
Common Stocks	61	(92)	770

	$6,901	$(1,779)	$362,757

2018
Bonds	$1,880	$(5,497)	$171,800
Common Stocks	510	(27)	2,991

	$2,390	$(5,524)	$174,791

Bonds with an amortized cost of approximately $4,028,000 and $4,079,000 were on deposit with regulatory authorities at December 31, 2020 and 2019, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,610,000 and $4,596,000 as of December 31, 2020 and 2019, respectively.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2020, 2019 and 2018, respectively. Market values for these two bonds were approximately $19,310,000 and $96,549,000, respectively, as of December 31, 2020. Market values for these two bonds as of December 31, 2019 were approximately $18,074,000 and $90,371,000, respectively.

Commercial Mortgage Loans

As of December 31, 2020, the Company owned 156 commercial mortgage loans, comprised of office, industrial, multifamily, hospitality, self-storage retail properties, senior living, and other totaling $534,239,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2020. As of December 31, 2020, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates for loans acquired during 2020 were 3.99% and 3.00%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2020 and 2019 was as follows:

Loan Quality Rating (in thousands of dollars)	2020
	#	Principal	%
“A+”	52	$201,657	37.7%
“A”	61	87,627	16.4%
“A-”	26	109,287	20.5%
“B+”	9	67,136	12.6%
“B”	2	16,229	3.0%
“B-”	6	52,303	9.8%

TOTAL	156	$534,239	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2020
	#	Principal	%
Office	22	$180,585	33.8%
Multifamily	29	111,320	20.8%
Industrial	40	94,803	17.7%
Retail	19	108,527	20.3%
Hospitality	2	10,091	1.9%
Senior Living	39	9,027	1.8%
Self Storage	2	12,963	2.4%
Other	3	6,923	1.3%

Totals	156	$534,239	100.0%

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Loan Quality Rating (in thousands of dollars)	2019
	#	Principal	%
“A+”	50	$215,635	38.6%
“A”	60	117,822	21.1%
“A-”	37	146,332	26.2%
“B+”	2	18,260	3.3%
“B”	5	41,265	7.4%
“B-”	2	19,203	3.4%

TOTAL	156	$558,517	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2019
	#	Principal	%
Office	22	$189,512	33.9%
Multifamily	29	122,402	21.9%
Industrial	40	96,219	17.2%
Retail	19	110,638	19.8%
Hospitality	2	10,163	1.8%
Senior Living	39	9,328	1.7%
Self Storage	2	13,106	2.4%
Other	3	7,149	1.3%

Totals	156	$558,517	100.0%

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2020 and 2019 was as follows:

(in thousands)	December 31, 2020
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$3,394	$—	$—	$—	$—	$9,475
CA	—	30,519	77,053	46,943	—	—	21,450	7,783	183,748
CO	—	2,955	11,053	—	—	—	—	—	14,008
CT	—	10,000	—	—	—	—	8,738	—	18,738
DC	—	—	—	—	—	—	68,875	—	68,875
FL	—	2,225	4,047	4,616	—	—	—	—	10,888
GA	—	—	—	4,500	—	—	—	—	4,500
ID	1,488	—	—	—	—	—	—	—	1,488
IL	—	—	—	505	—	—	—	—	505
IN	—	—	—	40	—	—	—	—	40
KY	—	—	—	4,287	—	—	—	—	4,287
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	17,510	—	17,510
MD	648	—	—	8,118	—	—	—	—	8,766
MI	328	—	—	—	6,923	—	—	—	7,251
MT	757	—	—	—	—	—	—	—	757
NJ	—	12,885	—	156	—	—	—	—	13,041
NV	900	—	—	305	—	—	—	—	1,205
NY	—	9,416	2,082	—	—	—	43,631	—	55,129
OH	—	—	—	9,030	—	—	—	—	9,030
OR	2,947	2,425	—	—	—	—	15,000	—	20,372
PA	—	4,533	8,991	3,034	—	—	—	—	16,558
SC	—	—	—	1,675	—	—	—	—	1,675
TN	—	—	—	4,512	—	1,868	—	—	6,380
TX	—	25,524	—	2,663	—	8,223	5,381	5,180	46,971
VA	—	—	5,300	929	—	—	—	—	6,229
WA	1,959	2,820	—	—	—	—	—	—	4,779
WI	—	—	—	97	—	—	—	—	97

Totals	$9,027	$111,320	$108,526	$94,804	$6,923	$10,091	$180,585	$12,963	$534,239

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands)	December 31, 2019
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$3,394	$—	$—	$—	$—	$9,475
CA	—	32,640	77,828	44,355	—	—	22,126	7,926	184,875
CO	—	2,973	11,918	—	—	—	—	—	14,891
CT	—	10,000	—	—	—	—	8,966	—	18,966
DC	—	—	—	—	—	—	67,002	—	67,002
FL	—	2,225	4,198	4,416	—	—	7,510	—	18,349
GA	—	—	—	4,535	—	—	—	—	4,535
ID	1,540	—	—	—	—	—	—	—	1,540
IL	—	—	—	334	—	—	—	—	334
IN	—	—	—	43	—	—	—	—	43
KY	—	—	—	4,128	—	—	—	—	4,128
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	19,609	—	19,609
MD	660	—	—	8,299	—	—	—	—	8,959
MI	333	—	—	—	7,149	—	—	—	7,482
MT	783	—	—	—	—	—	—	—	783
NJ	—	13,320	—	147	—	—	—	—	13,467
NV	932	—	—	50	—	—	—	—	982
NY	—	—	2,129	—	—	—	43,919	—	46,048
OH	—	—	—	9,030	—	—	—	—	9,030
OR	3,051	2,425	—	—	—	—	15,000	—	20,476
PA	—	4,759	9,203	2,671	—	—	—	—	16,633
SC	—	—	—	1,676	—	—	—	—	1,676
TN	—	—	—	4,155	—	1,903	—	—	6,058
TX	—	43,222	—	8,041	—	8,260	5,381	5,180	70,084
VA	—	—	5,363	929	—	—	—	—	6,292
WA	2,027	2,820	—	—	—	—	—	—	4,847
WI	—	—	—	16	—	—	—	—	16

Totals	$9,326	$122,402	$110,639	$96,219	$7,149	$10,163	$189,513	$13,106	$558,517

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2020 and 2019 was as follows:

(in thousands)	December 31, 2020
	<51%	51%-70%	71%-90%	Totals

Hospitality	$1,868	$—	$8,223	$10,091
Multifamily	25,087	70,282	15,950	111,319
Office	73,693	106,891	—	180,584
Retail	11,392	57,951	39,185	108,528
Self-Storage	12,963	—	—	12,963
Industrial	37,207	57,597	—	94,804
Senior Living	—	9,027	—	9,027
Other	6,923	—	—	6,923

Totals	$169,133	$301,748	$63,358	$534,239

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands)	December 31, 2019
	<51%	51%-70%	71%-90%	Totals

Hospitality	$1,903	$8,260	$—	$10,163
Multifamily	31,602	74,850	15,950	122,402
Office	68,341	121,171	—	189,512
Retail	28,546	72,889	9,203	110,638
Self-Storage	5,180	7,926	—	13,106
Industrial	32,129	63,696	394	96,219
Senior Living	—	9,328	—	9,328
Other	7,149	—	—	7,149

Totals	$174,850	$358,120	$25,547	$558,517

See Note 2 for additional information on accounting policy related to mortgage loans.

Real Estate

Real estate investments at December 31, 2020 and 2019 were as follows:

(in thousands of dollars)
	2020	2019
Original book value:
Property held for the production of income	$132,188	$130,054
Property held for sale	17,301	—
Accumulated depreciation	(16,568)	(13,233)

Total real estate assets	$132,921	$116,821

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2020, The Company owns the following legal entities: DEN Retail 1, LLC, BOS Office 3, LLC, POR Office 1, LLC, CHI Ind 1, LLC, Miami Industrial 2, LLC, DC Retail 1, LLC, DEN Ind 1, LLC, Charlotte Ind 2, LLC, and LA Ind 2, LLC. There were no impairments recognized in 2020, 2019, or 2018. In 2020, DEN Retail 1, LLC was classified as held for sale.

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. If LIBOR rate is unavailable, it will be determined on the basis of the rates that three-month U.S. dollar deposits offered to prime banks in the London Inter-bank market by four major reference banks in the London inter-bank market selected by the Exchange, at approximately 11:00 a.m., London time, on that floating-rate interest determination date. With the same effective date, the Exchange may also prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Restricted Assets

As of December 31,2020 and 2019, total restricted assets amounted to $4,028,000 and $4,079,000 respectively. Of these assets, bonds and short term investments on deposit were for state insurance departments to satisfy regulatory requirements, while reverse repurchase receivable represented collateral reinvestment from the security lending transactions.

(in thousands)	December 31, 2020
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	4,028	4,028	4,079	(51)	4,028	0.073%	0.074%

Total restricted assets	$4,028	$4,028	$4,079	$(51)	$4,028	0.073%	0.074%

(in thousands)	December 31, 2019
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	4,079	4,079	4,128	(49)	4,079	0.077%	0.078%

Total restricted assets	$4,079	$4,079	$4,128	$(49)	$4,079	0.077%	0.078%

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets.

b. Quoted prices for identical or similar assets or liabilities in non-active markets.

c. Inputs other than quoted market prices that are observable.

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2020 or 2019.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2020 and 2019 about the Company’s financial assets and liabilities measured at fair value:

	2020
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Separate account assets	$1,085,713	$—	$—	$1,085,713

Total assets at fair value	$1,085,713	$—	$—	$1,085,713

Liabilities
Separate account liabilities	$—	$1,085,713	$—	$1,085,713

Total liabilities at fair value	$—	$1,085,713	$—	$1,085,713

	2019
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Separate account assets	$932,016	$—	$—	$932,016

Total assets at fair value	$932,016	$—	$—	$932,016

Liabilities
Separate account liabilities	$—	$932,016	$—	$932,016

Total liabilities at fair value	$—	$932,016	$—	$932,016

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2020 and 2019. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2020	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales		Purchases	Balance at December 31, 2020

Assets
Common Stock	$—	$—	$—	$—		$—	$—

(in thousands of dollars)	Balance at January 1, 2019	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales		Purchases	Balance at December 31, 2019

Assets
Common Stock	$25	$—	$71		$(96)	$—	$—

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2020 and 2019.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2020 and 2019 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	December 31, 2020
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$3,361,729	$2,970,901	$—	$3,337,111	$24,618	$—
Mortgage loans on real estate	556,251	534,239	—	—	556,251	—
Contract loans	453,036	278,294	—	—	416,249	—
Cash, cash equivalents and short-term investments	62,984	62,984	62,984	—	—	—
Surplus Debentures - Affiliated	106,071	100,000	—	—	106,071	—
Accrued investment income	35,448	33,022	35,448	—	—	—
Receivable for securities	619	619	619	—	—	—
Securities lending - reinvested collateral	5,564	5,564	5,564	—	—
Separate accounts	1,085,713	1,085,713	1,085,713	—	—	—

Total assets at fair value	$5,667,415	$5,071,336	$1,190,328	$3,337,111	$1,103,189	$—

Liabilities at Fair Value
Deferred annuities	$1,323,571	$1,325,701	$—	$1,323,571	$—	$—
Separate accounts	1,085,713	1,085,713	—	1,085,713	—	—
Payable for Securities	1,364	1,364	1,364	—	—	—
Securities lending collateral liability	5,564	5,564	5,564	—	—	—

Total liabilities at fair value	$2,416,212	$2,418,342	$6,928	$2,409,284	$—	$—

(in thousands of dollars)	December 31, 2019
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$3,130,800	$2,902,017	$—	$3,109,471	$21,329	$—
Mortgage loans on real estate	573,555	558,517	—	—	573,555	—
Contract loans	416,249	284,822	—	—	416,249	—
Cash, cash equivalents and short-term investments	113,038	113,027	101,037	12,000	—	—
Surplus Debentures - Affiliated	104,122	100,000	—	—	104,122	—
Accrued investment income	35,448	35,448	35,448	—	—	—
Receivable for securities	143	143	143	—	—	—
Separate accounts	932,015	932,015	932,015	—	—	—

Total assets at fair value	$5,305,370	$4,925,989	$1,068,643	$3,121,471	$1,115,255	$—

Liabilities at Fair Value
Deferred annuities	$1,353,247	$1,356,689	$—	$1,353,247	$—	$—
Separate accounts	932,015	932,015	—	932,015	—	—
Payable for Securities	5,268	5,268	5,268	—	—	—

Total liabilities at fair value	$2,290,530	$2,293,972	$5,268	$2,285,262	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2020 and 2019:

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 2 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2020 and 2019. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $33,375,000, $31,800,000, and $37,113,000, for the years ended December 31, 2020, 2019 and 2018 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $30,405,000, $30,548,000, and $28,717,000 for the years ended December 31, 2020, 2019 and 2018, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $52,000, $51,000, and $50,000 for the years ended December 31, 2020, 2019 and 2018 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $42,502,000 and $56,434,000 for the years ended December 31, 2020 and 2019 respectively. The current year prepayment was $43,100,000 and $51,200,000 for December 31, 2020 and 2019 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 8.

For the period ended December 31, 2020 and 2019, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 7 for reinsurance related balances.)

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019

Receivables from related parties
Farmers Insurance Group Leasing	$4	$—

Total receivables from related parties	4	—

Payables to related parties
FGI	(8,410)	(7,889)
Farmers Insurance Exchange	(3,799)	(3,036)
Zurich Investment Services Limited	(92)	(128)
Farmers Insurance Group Leasing	—	(6)

Total payables to related parties	(12,301)	(11,059)

Net payables to related parties	$(12,297)	$(11,059)

6.	Securities Lending Arrangement

The Company has entered into a securities lending agreement with a lending agent, State Street Bank and Trust Company. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The cash collateral is invested in a money market fund. Income earned by the Company was approximately $2,000, $0, and $84,000 in 2020, 2019, and 2018, respectively.

At December 31, 2020, the Company’s fair value of collateral received totaled $5,581,000, which is comprised of cash of $5,564,000 and government securities of $17,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

(in thousands of dollars)	Aggregate Cash Collateral Received
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Open	$5,564	$—
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$5,564	$—

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$5,564	$5,564	$—	$—
30 Days or Less	—	—	—	—
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$5,564	$5,564	$—	$—

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

7.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2020 and 2019, no amounts have been recorded in relation to uncollectible reinsurance balances.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $372,850,000, $338,636,000 and $309,168,000 for the years ended December 31, 2020, 2019, and 2018, respectively. Claims ceded to ZIC were approximately $157,655,000, $102,639,000 and $96,459,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Changes in reserves ceded to ZIC were approximately $186,187,000, $124,139,000 and $136,625,000 for the years ended December 31, 2020, 2019 and 2018, respectively.

Premiums assumed from unaffiliated companies approximated $161,000, $162,000 and $193,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Premiums ceded to unaffiliated companies approximated $189,938,000, $190,204,000 and $195,796,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $499,000, $314,000 and $248,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Claims ceded to unaffiliated companies were approximately $151,881,000, $132,929,000 and $143,104,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($60,000), ($72,000), and ($269,000) for the years ended December 31, 2020, 2019 and 2018, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($126,757,000), ($110,766,000) and ($102,381,000) for the years ended December 31, 2020, 2019 and 2018, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2020 and 2019 would be approximately $8,750,000 and $10,952,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2020, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2020, there were $466.9 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2020
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
$2.42	$31.91	$157.60	$191.93

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

8.	Surplus and Restrictions

Statutory surplus of approximately $379,542,000 and $439,797,000 as of December 31, 2020 and 2019, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2020 and 2019 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2020 and 2019 are $37,954,000 and $43,980,000, respectively. Dividends are approved by the board of directors.

On May 4 and November 12, 2020, the Company declared extraordinary dividends in the amount of $85,000,000 each. These were paid to FGI on June 24, and December 15, 2020 respectively, with the non-disapproval of the Washington Office of Insurance Commissioner.

9.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 10.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The expenses allocated for pension and post-retirement benefit costs were approximately $435,000, $435,000, and $16,615,000 for the years 2020, 2019 and 2018, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

10.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Effective January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees 401K Savings Plan, regardless of contribution. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2020, 2019 and 2018 was approximately $3,767,000, $5,490,000, and $5,797,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $4,003,000 $3,855,000, and $2,078,000 for the years ended December 31, 20120, 2019, and 2018 respectively.

11.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2020 and 2019 are as follows:

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$139,021	$159	$139,180
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	139,021	159	139,180
Deferred tax assets nonadmitted	(68,687)	—	(68,687)

Subtotal net admitted deferred tax assets	70,334	159	70,493
Deferred tax liabilities	(20,812)	(38)	(20,850)

Net admitted deferred tax asset	$49,522	$121	$49,643

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

	2019
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$133,417	$195	$133,612
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	133,417	195	133,612
Deferred tax assets nonadmitted	(58,063)	—	(58,063)

Subtotal net admitted deferred tax assets	75,354	195	75,549
Deferred tax liabilities	(21,609)	—	(21,609)

Net admitted deferred tax asset	$53,745	$195	$53,940

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$5,604	$(36)	$5,568
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	5,604	(36)	5,568
Deferred tax assets nonadmitted	(10,624)	—	(10,624)

Subtotal net admitted deferred tax assets	(5,020)	(36)	(5,056)
Deferred tax liabilities	797	(38)	759

Net admitted deferred tax asset	$(4,223)	$(74)	$(4,297)

The SSAP No. 101 admission calculation components are as follows:

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$159	$159
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	49,484	—	49,484
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	55,568	—	55,568
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	49,485
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,850	—	20,850

Deferred tax assets admitted as the result of application of SSAP No. 101	$70,334	$159	$70,493

Ratio percentage used to determine recovery period and threshold limitation amount			590%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$329,900

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

	2019
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$195	$195
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	53,745	—	53,745
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	53,745	—	53,745
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	57,879
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	21,609	—	21,609

Deferred tax assets admitted as the result of application of SSAP No. 101	$75,354	$195	$75,549

Ratio percentage used to determine recovery period and threshold limitation amount			683%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$420,147

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(36)	$(36)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(4,261)	—	(4,261)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,823	—	1,823
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(8,394)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	(759)	—	(759)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(5,020)	$(36)	$(5,056)

Ratio percentage used to determine recovery period and threshold limitation amount			-93%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(90,247)

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2020
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$139,021	$159
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$70,334	$159
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	2019
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$133,417	$195
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$75,354	$195
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$5,604	$(36)
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(5,020)	$(36)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Current income taxes incurred for the years ended December 31, 2020, 2019 and 2018 consisted of the following major components:

(in thousands of dollars)	2020	2019	2018

Current income tax
Federal income tax	$37,093	$50,263	$34,368
Federal income tax on net capital gains / (losses)	1,162	963	4,071

Federal income taxes incurred	$38,255	$51,226	$38,439

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020	2019	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$91,033	$83,265	$7,768
Life insurance reserves	43,949	44,367	(418)
Compensation and benefits accrual	1,949	1,757	192
Nonadmitted assets	1,389	2,364	(975)
Other	701	1,664	(963)

	139,021	133,417	5,604
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(68,687)	(58,063)	(10,624)

Admitted ordinary deferred tax assets	70,334	75,354	(5,020)

Capital
Investments	159	195	(36)
Unrealized loss on investments	—	—	—

Subtotal	159	195	(36)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	159	195	(36)

Admitted deferred tax assets	70,493	75,549	(5,056)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	17,868	18,207	(339)
Fixed assets	1,695	1,544	151
Market discount on bonds	789	828	(39)
Policyholder reserves	460	552	(92)
Internally developed software	—	478	(478)

Total ordinary deferred tax liabilities	20,812	21,609	(797)

Capital
Investments	38	—	38
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	38	—	38

Total deferred tax liabilities	20,850	21,609	(759)

Net admitted deferred tax assets	$49,643	$53,940	$(4,297)

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The change in net deferred income taxes as of December 31, 2020 and 2019 was composed of the following:

(in thousands of dollars)	2020	2019	Change

Total deferred tax assets	$139,180	$133,612	$5,568
Total deferred tax liabilities	(20,850)	(21,609)	759

Net deferred tax asset (liability)	$118,330	$112,003	6,327

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			$6,327

(charge) benefit

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2020	2019	2018

Provision computed at statutory rate	$32,380	$45,664	$40,822
Nonadmitted assets	975	973	104
Amortization of interest maintenance reserve	(689)	(748)	(948)
Separate account dividend received deduction	(372)	(352)	(316)
Changes in reserve valuation basis	(366)	—	—
Prior year under/(over) accrual of income taxes	(19)	261	(3,351)
Ceded fund value in excess of reserve booked in surplus	—	(42)	—
Realized gain on own use property in surplus	—	—	765
Other	19	(5)	(101)

	$31,928	$45,751	$36,975

Federal income tax incurred-operations	$37,093	$50,263	$34,368
Tax on capital gains (losses)	1,162	963	4,071
Change in net deferred income tax	(6,327)	(5,475)	(1,464)

Total statutory income taxes	$31,928	$45,751	$36,975

As of December 31, 2020, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2020	$1,162
2019	963
2018	3,632

There were no deposits admitted under IRC §6603.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

12.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,257,000 and $1,302,000 for December 31, 2020 and December 31, 2019, respectively; and related premium tax benefit assets of $834,000 and $889,000 for December 31, 2020 and December 31, 2019, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

13.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2020 and 2019 was approximately $41,483,000, including reinvestment of principal repayment and maturities, and $41,850,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2020 was approximately $65,761,000 including reinvestment of principal repayment and maturities.

In December 2005, the Company sold real property, Mercerdale, occupied by the Company for $39,550,000. Under the terms of the agreement, the Company leased back the property from the purchaser for a period of 13 years. The sale-leaseback transaction did not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounted for the leaseback as an operating lease. The gain of approximately $29,250,000 realized in this transaction was deferred and accreted to income in proportion to rent charged over the term of the lease. The Company moved locations in December 2018 from the Mercerdale office and is no longer receiving any economic benefit from the lease. The Company recognized approximately $6,800,000 of the remaining gain for the year ended December 31, 2018.

In March 2018, the Company sold a real property, OSL, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction has been deferred to Special Surplus and is being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. The Company has amortized approximately $567,000 of the gain to Unassigned Funds Surplus for the year ended December 31, 2020 and $550,000 for December 31, 2019. The remaining deferred gain on sale as of December 31, 2020 was $1,492,000 and is included in aggregate write-ins for special surplus liabilities on the balance sheet.

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2020, the total minimum aggregate rental commitment for the length of the lease period was $16,589,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,

2021	$2,336
2022	2,336
2023	2,037
2024	1,824
2025 & later	8,056

Total future minimum payments required	$16,589

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2020	2019	2018

Minimum rentals	$2,336	$2,336	$3,821
Less: Sublease rentals	—	—	(15)

	$2,336	$2,336	$3,806

14.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2020, there were 34 subaccounts available for the VUL products, 44 subaccounts available for variable annuity, 40 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

As of December 31, 2020, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$208,610
Farmers Variable Universal Life	439,062
Farmers LifeAccumulator VUL	30,491
Farmers EssentialLife VUL	407,550

$1,085,713

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2020 is $328,301,000. The fund value is $323,845,000. The maximum guarantee excess is $4,456,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2020	$289
2019	272
2018	296
2017	306
2016	303

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate
Year	Account Guarantees

2020	$7
2019	96
2018	87
2017	209
2016	167

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Premiums, considerations or deposits received for the years ended December 31, 2020, 2019 and 2018, were approximately $116,967,000, $123,003,000 and $119,092,000, respectively.

Reserves for accounts with assets as of December 31, 2020 and 2019, at market value are approximately $1,066,877,000 and $911,878,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2020, 2019 and 2018 is as follows:

(in thousands of dollars)	2020	2019	2018

Transfers (from)/to as reported in the statements of operations of the separate accounts	$(550)	$(2,347)	$2,164
Less: Sundry general income/(expense)	(390)	(128)	(160)
Transfers ceded to Reinsurer	6,274	2,052	157

Net transfers (from)/to separate accounts	$5,334	$(423)	$2,161

15.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2020 and 2019:

	2020		2019
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$6,613	$871	$6,341	$891
Ordinary renewal	145,657	84,732	147,527	86,477

	$152,270	$85,603	$153,868	$87,368

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

16.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2020 and 2019:

Individual Annuities	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$131,485	$—	$131,485	6.8%
At fair value	—	208,371	208,371	10.7

Total with market value adjustment or at fair value	131,485	208,371	339,856	17.5
At book value without adjustment
(minimal or no charge or adjustment)	1,307,941	—	1,307,941	67.2
Not subject to discretionary withdrawal	298,346	—	298,346	15.3

Total	1,737,772	208,371	1,946,143	100.0%

Reinsurance ceded	1,676,878	—	1,676,878

Total (net)	$60,894	$208,371	$269,265

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	561	—	561

Deposit-Type Contracts	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	269,806	—	269,806	60.3
Not subject to discretionary withdrawal	177,362	—	177,362	39.7

Total	447,168	—	447,168	100.0%

Reinsurance ceded	166,627	—	166,627

Total (net)	$280,541	$—	$280,541

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Individual Annuities	2019
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$149,873	$—	$149,873	7.5%
At fair value	—	210,031	210,031	10.6

Total with market value adjustment or at fair value	149,873	210,031	359,904	18.1
At book value without adjustment
(minimal or no charge or adjustment)	1,320,681	—	1,320,681	66.4
Not subject to discretionary withdrawal	308,450	—	308,450	15.5

Total	1,779,004	210,031	1,989,035	100.0%

Reinsurance ceded	1,714,651	—	1,714,651

Total (net)	$64,353	$210,031	$274,384

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	1,983	—	1,983

Deposit-Type Contracts	2019
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	259,035	—	259,035	57.0
Not subject to discretionary withdrawal	195,229	—	195,229	43.0

Total	454,264	—	454,264	100.0%

Reinsurance ceded	183,856	—	183,856

Total (net)	$270,408	$—	$270,408

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Reconciliation	2020	2019
(in thousands of dollars)

Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$57,968	$63,235
Exhibit 5, Supplementary Contracts w/Life Contigencies Section, Total (net)	874	933
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves - AG43	2051	184
Exhibit 7, Deposit - Type Contracts, Line 14, Col. 1	280,541	270,408

Subtotal	341,434	334,760

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	208,371	210,031
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—

	208,371	210,031

Combined Total	$549,805	$544,791

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2020 and 2019:

Life (in thousands of dollars)	2020
	General Account

General Account	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$11,781	$11,781	$13,150
Universal With market value adjustment	2,006,144	2,002,318	2,038,131
Universal Life with Secondary Guarantees	207,752	187,406	223,322
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	117,549	58,000	157,325
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	689,096	689,096	847,429
Variable Lfie	—	—	—
Variable Universal Life	94,586	92,402	98,035
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	2,132,084
Accident With market value adjustment	—	—	3,352
Disability - Active Lives	—	—	28,471
Disability - Disabled Lives	—	—	28,163
Miscellaneous Reserves	—	—	36,716
Total	3,126,908	3,041,003	5,606,178

Reinsurance ceded	117,549	58,000	2,209,467

Total (net)	$3,009,359	$2,983,003	$3,396,711

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Life
(in thousands of dollars)	2020
Separate Account

Separate Account with Nonguarantees	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$—	$—	$—
Universal With market value adjustment	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	877,102	822,150	858,505
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	—
Accident With market value adjustment	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	877,102	822,150	858,505

Reinsurance ceded	—

Total (net)	$877,102	$822,150	$858,505

Life
(in thousands of dollars)	2019
	General Account

	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$11,517	$11,517	$12,926
Universal With market value adjustment	1,606,636	1,602,406	1,629,155
Universal Life with Secondary Guarantees	183,323	159,782	197,955
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	83,381	34,893	59,585
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	1,086,231	1,086,231	1,251,831
Variable Lfie	—	—	—
Variable Universal Life	85,654	83,022	88,725
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	2,124,323
Accident With market value adjustment	—	—	3,371
Disability - Active Lives	—	—	29,199
Disability - Disabled Lives	—	—	26,804
Miscellaneous Reserves	—	—	37,930

Total	3,056,742	2,977,851	5,461,804

Reinsurance ceded	83,381	34,893	2,095,962

Total (net)	$2,973,361	$2,942,958	$3,365,842

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

Life
(in thousands of dollars)	2019
Separate Account

	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal:
Term policies with cash value	$—	$—	$—
Universal With market value adjustment	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	721,821	663,994	701,848
Miscellaneous Reserves	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	—	—	—
Accident With market value adjustment	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	721,821	663,994	701,848

Reinsurance ceded	—	—	—

Total (net)	$721,821	$663,994	$701,848

Reconciliation	2020	2019
(in thousands of dollars)

Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$3,314,135	$3,284,599
Exhibit 5, Accidental Death Benefits Section, Total (net)	3,273	3,294
Exhibit 5, Disability - Acitve Lives Section, Total (net)	28,224	29,018
Exhibit 5, Disability - Disabled Lives Section, Total (net)	27,968	26,633
Exhibit 5, Miscellaneous Reserves Section, Total (net)	23,112	22,301

Subtotal	3,396,712	3,365,845

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	858,505	701,848
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	858,505	701,848

Combined Total	$4,255,217	$4,067,693

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2020, 2019 and 2018

17.	Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2020, and through the financial statements report date. There have been no events occurring subsequent to the close of the company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

51

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2020

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Annuity Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farmers Annuity Separate Account A indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, other than subaccounts liquidated in 2020 as indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio (1)	BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio (1)

BNY Mellon Variable Investment Fund – Service Class Shares Quality Bond Portfolio (2)	Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio (1)

Deutsche DWS Variable Series I – Class A Shares DWS Bond VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Core Equity VIP (1)

Deutsche DWS Variable Series I – Class A Shares DWS CROCI® International VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Global Small Cap VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS CROCI® U.S. VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS Government & Agency Securities VIP (3)

Deutsche DWS Variable Series II – Class A Shares DWS Government Money Market VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS High Income VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP (1)	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Growth Portfolio (1)

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Index 500 Portfolio (1)	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Mid Cap Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio (1)

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002 T: (713) 356 4000, www.pwc.com/us

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund (1)

Franklin Templeton Variable Insurance Products Trust – Class 2 Small - Mid Cap Growth VIP Fund (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund (1)	Janus Henderson VIT Balanced Portfolio (Service Shares) (1)

Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	Janus Henderson VIT Forty Portfolio (Institutional Shares) (1)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged) (1)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account II (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account II (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2020, and statements of changes in net assets for the years ended December 31, 2020 and 2019.
(2)

Statement of operations for the period January 1, 2020 to April 30, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation), and for the year ended December 31, 2019.

(3)

Statement of operations for the period January 1, 2020 to February 27, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to February 27, 2020 (date of liquidation), and for the year ended December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Farmers Annuity Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Farmers Annuity Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

April 30, 2021

We have served as the auditor of one or more of the subaccounts of Farmers Annuity Separate Account A since 2001.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.	Deutsche DWS Variable Series I – Class A Shares
	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio (1)	VP SRI Mid Cap Portfolio	DWS Bond VIP	DWS Core Equity VIP	DWS CROCI® International VIP	DWS Global Small Cap VIP

Assets
Investments, at fair value	$301,092	$2,131,989		$212,841	$3,222,604	$3,950,302	$3,733,621	$3,447,541

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	301,092	2,131,989		212,841	3,222,604	3,950,302	3,733,621	3,447,541

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$301,092	$2,131,989		$212,841	$3,222,604	$3,950,302	$3,733,621	$3,447,541

Accumulation units outstanding	11,794	93,631		7,376	180,773	139,743	466,492	126,076
Unit value of accumulation units	$25.53	$22.77	$—	$28.86	$17.83	$28.27	$8.00	$27.34
Shares owned in each portfolio	6,470	45,217		6,242	535,316	323,001	515,693	289,709
Market value per share	$46.54	$47.15	$—	$34.10	$6.02	$12.23	$7.24	$11.90
Cost of investments	$226,520	$1,742,477		$189,369	$2,979,460	$3,210,642	$3,524,731	$3,316,485

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Deutsche DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (“VIP”) Funds –Service Class
	DWS CROCI® U.S. VIP	DWS Government & Agency Securities VIP (2)	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio

Assets
Investments, at fair value	$8,390,365	—	$3,635,756	$2,874,785	$376,171	$11,447,768	$11,737,215	$6,332,879

Dividends receivable	—	—	19	—	—	—	—	—

Total assets	8,390,365		3,635,775	2,874,785	376,171	11,447,768	11,737,215	6,332,879

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$8,390,365		$3,635,775	$2,874,785	$376,171	$11,447,768	$11,737,215	$6,332,879

Accumulation units outstanding	255,165		352,374	111,550	32,549	296,295	354,256	121,880
Unit value of accumulation units	$32.88	$—	$10.32	$25.77	$11.56	$38.64	$33.13	$51.96
Shares owned in each portfolio	649,409		3,635,756	461,442	21,582	111,773	31,712	165,436
Market value per share	$12.92	$—	$1.00	$6.23	$17.43	$102.42	$370.12	$38.28
Cost of investments	$8,768,617		$3,635,756	$2,826,295	$314,199	$6,791,510	$6,553,556	$4,981,739

(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio

Assets
Investments, at fair value	—	$256,936	$244,264	$1,674,255	$1,322,312	$1,596,817	$304,443	$396,578

Dividends receivable	—	—	—	—	—	—	—	—

Total assets		256,936	244,264	1,674,255	1,322,312	1,596,817	304,443	396,578

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets		$256,936	$244,264	$1,674,255	$1,322,312	$1,596,817	$304,443	$396,578

Accumulation units outstanding		14,065	12,476	83,295	62,152	72,131	20,029	27,728
Unit value of accumulation units	$—	$18.27	$19.58	$20.10	$21.28	$22.14	$15.20	$14.30
Shares owned in each portfolio		18,132	17,398	112,216	79,228	95,446	24,010	33,438
Market value per share	$—	$14.17	$14.04	$14.92	$16.69	$16.73	$12.68	$11.86
Cost of investments		$185,447	$188,001	$1,286,069	$1,104,690	$1,200,446	$258,677	$367,265

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued			Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

Assets
Investments, at fair value	$1,142,480	$1,706,938	$3,023,939	$1,824,347	$3,316,215	$3,163,608	$3,476,470	$679,746

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,142,480	1,706,938	3,023,939	1,824,347	3,316,215	3,163,608	3,476,470	679,746

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$1,142,480	$1,706,938	$3,023,939	$1,824,347	$3,316,215	$3,163,608	$3,476,470	$679,746

Accumulation units outstanding	60,675	79,863	132,516	66,178	83,027	109,645	78,156	19,418
Unit value of accumulation units	$18.83	$21.37	$22.82	$27.57	$39.94	$28.85	$44.48	$35.01
Shares owned in each portfolio	84,565	123,423	219,763	156,731	143,497	218,180	201,768	50,314
Market value per share	$13.51	$13.83	$13.76	$11.64	$23.11	$14.50	$17.23	$13.51
Cost of investments	$986,285	$1,535,410	$2,223,193	$1,205,702	$2,437,059	$3,387,920	$2,996,982	$630,730

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II

Assets
Investments, at fair value	$6,128,394	$6,121,550	$1,199,231	$18,987,408	$2,219,706	$2,594,782	$906,675	$5,352,514

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	6,128,394	6,121,550	1,199,231	18,987,408	2,219,706	2,594,782	906,675	5,352,514

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$6,128,394	$6,121,550	$1,199,231	$18,987,408	$2,219,706	$2,594,782	$906,675	$5,352,514

Accumulation units outstanding	159,693	181,897	26,720	536,812	95,056	166,771	23,564	136,028
Unit value of accumulation units	$38.38	$33.65	$44.88	$35.37	$23.35	$15.56	$38.48	$39.35
Shares owned in each portfolio	397,174	132,789	13,712	333,112	197,483	249,979	26,817	189,402
Market value per share	$15.43	$46.10	$87.46	$57.00	$11.24	$10.38	$33.81	$28.26
Cost of investments	$4,804,611	$4,429,283	$651,503	$11,957,871	$2,070,270	$2,538,837	$658,773	$3,966,788

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio

Assets
Investments, at fair value	$4,314,805	$1,453,664	$25,584,243	$5,232,055	$21,588,547	$4,579,719	$16,422,803

Dividends receivable	—	—	—	—	—	—	—

Total assets	4,314,805	1,453,664	25,584,243	5,232,055	21,588,547	4,579,719	16,422,803

Liabilities	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—

Net assets	$4,314,805	$1,453,664	$25,584,243	$5,232,055	$21,588,547	$4,579,719	$16,422,803

Accumulation units outstanding	20,631	93,238	846,395	205,444	630,654	201,532	439,397
Unit value of accumulation units	$209.14	$15.59	$30.23	$25.47	$34.23	$22.72	$37.38
Shares owned in each portfolio	68,402	84,663	1,570,549	414,913	1,008,811	361,747	690,034
Market value per share	$63.08	$17.17	$16.29	$12.61	$21.40	$12.66	$23.80
Cost of investments	$3,578,063	$1,260,855	$23,166,039	$4,778,304	$17,415,197	$4,420,539	$13,027,162

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.	Deutsche DWS Variable Series I – Class A Shares

	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio (1)	VP SRI Mid Cap Portfolio	DWS Bond VIP	DWS Core Equity VIP	DWS CROCI® International VIP	DWS Global Small Cap VIP

Investment income
Dividend income	$2,434	$7,124	$3,498	$814	$98,499	$50,080	$117,480	$23,198

Total investment income	2,434	7,124	3,498	814	98,499	50,080	117,480	23,198

Expenses
Mortality and expense risk charges	2,633	18,844	1,854	2,105	37,644	40,413	36,536	30,960
Administration charges	546	3,436	332	376	6,914	7,132	6,806	5,773

Total expenses	3,179	22,280	2,186	2,481	44,558	47,545	43,342	36,733

Net investment income (loss)	(745)	(15,156)	1,312	(1,667)	53,941	2,535	74,138	(13,535)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	8,413	65,486	43,534	5,212	36,691	161,769	(35,409)	47,331
Capital gain distributions	3,261	—	—	13,647	—	169,418	—	—

Net realized gain (loss) on investments	11,674	65,486	43,534	18,859	36,691	331,187	(35,409)	47,331

Net unrealized appreciation (depreciation) of investments
Beginning of period	27,337	94,389	42,021	20,726	88,591	575,580	211,926	(316,430)
End of period	74,571	389,513	—	23,472	243,144	739,659	208,890	131,055

Change in net unrealized appreciation (depreciation) of investments	47,234	295,124	(42,021)	2,746	154,553	164,079	(3,036)	447,485

Net increase (decrease) in net assets from operations	$58,163	$345,454	$2,825	$19,938	$245,185	$497,801	$35,693	$481,281

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Deutsche DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (“VIP”) Funds –Service Class

	DWS CROCI® U.S. VIP	DWS Government & Agency Securities VIP (2)	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio

Investment income
Dividend income	$186,417	$—	$2,658	$156,737	$139	$6,044	$172,862	$30,850

Total investment income	186,417	—	2,658	156,737	139	6,044	172,862	30,850

Expenses
Mortality and expense risk charges	86,655	3,644	32,680	30,966	3,328	105,779	116,324	60,531
Administration charges	15,770	641	5,822	5,729	603	19,591	21,179	11,343

Total expenses	102,425	4,285	38,502	36,695	3,931	125,370	137,503	71,874

Net investment income (loss)	83,992	(4,285)	(35,844)	120,042	(3,792)	(119,326)	35,359	(41,024)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(2,982)	(34,284)	—	(79,928)	8,174	1,247,500	749,902	360,658
Capital gain distributions	421,686	—	—	—	4,671	928,260	35,231	—

Net realized gain (loss) on investments	418,704	(34,284)	—	(79,928)	12,845	2,175,760	785,133	360,658

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,366,956	(45,239)	—	7,131	(13,239)	3,175,890	4,304,251	789,593
End of period	(378,251)	1	—	48,490	61,972	4,656,258	5,183,658	1,351,141

Change in net unrealized appreciation (depreciation) of investments	(1,745,207)	45,240	—	41,359	75,211	1,480,368	879,407	561,548

Net increase (decrease) in net assets from operations	$(1,242,511)	$6,671	$(35,844)	$81,473	$84,264	$3,536,802	$1,699,899	$881,182

(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio

Investment income
Dividend income	$—	$2,560	$3,156	$15,848	$11,726	$14,007	$3,126	$3,713

Total investment income	—	2,560	3,156	15,848	11,726	14,007	3,126	3,713

Expenses
Mortality and expense risk charges	—	2,846	3,055	16,291	13,284	16,084	2,823	4,136
Administration charges	—	487	589	3,111	2,302	2,983	534	757

Total expenses	—	3,333	3,644	19,402	15,586	19,067	3,357	4,893

Net investment income (loss)	—	(773)	(488)	(3,554)	(3,860)	(5,060)	(231)	(1,180)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	—	5,199	15,883	31,183	13,624	68,737	1,646	608
Capital gain distributions	—	10,550	14,553	91,038	50,798	72,068	4,716	2,428

Net realized gain (loss) on investments	—	15,749	30,436	122,221	64,422	140,805	6,362	3,036

Net unrealized appreciation (depreciation) of investments
Beginning of period	—	61,278	51,288	307,377	129,769	313,823	28,587	6,433
End of period	—	71,489	56,263	388,186	217,623	396,372	45,766	29,313

Change in net unrealized appreciation (depreciation) of investments	—	10,211	4,975	80,809	87,854	82,549	17,179	22,880

Net increase (decrease) in net assets from operations	$—	$25,187	$34,923	$199,476	$148,416	$218,294	$23,310	$24,736

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued			Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

Investment income

Dividend income	$10,244	$12,810	$19,774	$63,731	$—	$39,808	$19,457	$1,352

Total investment income	10,244	12,810	19,774	63,731	—	39,808	19,457	1,352

Expenses
Mortality and expense risk charges	11,080	17,331	32,950	15,730	31,571	27,570	32,901	6,086
Administration charges	2,111	3,364	5,625	3,107	5,814	5,341	6,025	1,174

Total expenses	13,191	20,695	38,575	18,837	37,385	32,911	38,926	7,260

Net investment income (loss)	(2,947)	(7,885)	(18,801)	44,894	(37,385)	6,897	(19,469)	(5,908)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	38,147	47,317	120,753	49,911	24,688	(47,235)	103,873	907
Capital gain distributions	20,243	41,480	94,734	39,996	386,941	169,315	49,420	8,406

Net realized gain (loss) on investments	58,390	88,797	215,487	89,907	411,629	122,080	153,293	9,313

Net unrealized appreciation (depreciation) of investments
Beginning of period	70,839	25,857	582,307	522,577	(37,783)	(221,319)	385,166	3,324
End of period	156,195	171,528	800,745	618,644	879,157	(224,312)	479,487	49,016

Change in net unrealized appreciation (depreciation) of investments	85,356	145,671	218,438	96,067	916,940	(2,993)	94,321	45,692

Net increase (decrease) in net assets from operations	$140,799	$226,583	$415,124	$230,868	$1,291,184	$125,984	$228,145	$49,097

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II

Investment income

Dividend income	$4,694	$126,736	$446	$116,933	$130,002	$32,077	$8,757	$82,935

Total investment income	4,694	126,736	446	116,933	130,002	32,077	8,757	82,935

Expenses
Mortality and expense risk charges	56,181	68,548	10,813	179,526	24,110	29,493	9,170	54,124
Administration charges	10,401	12,675	2,019	32,915	4,444	5,289	1,574	9,970

Total expenses	66,582	81,223	12,832	212,441	28,554	34,782	10,744	64,094

Net investment income (loss)	(61,888)	45,513	(12,386)	(95,508)	101,448	(2,705)	(1,987)	18,841

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	128,209	714,771	75,208	1,292,033	47,491	21,409	47,179	448,639
Capital gain distributions	460,074	59,094	75,733	1,101,087	—	—	38,582	138,562

Net realized gain (loss) on investments	588,283	773,865	150,941	2,393,120	47,491	21,409	85,761	587,201

Net unrealized appreciation (depreciation) of investments
Beginning of period	88,333	1,836,370	512,679	3,922,955	209,892	32,641	199,997	1,872,387
End of period	1,323,784	1,692,267	547,729	7,029,537	149,437	55,946	247,901	1,385,725

Change in net unrealized appreciation (depreciation) of investments	1,235,451	(144,103)	35,050	3,106,582	(60,455)	23,305	47,904	(486,662)

Net increase (decrease) in net assets from operations	$1,761,846	$675,275	$173,605	$5,404,194	$88,484	$42,009	$131,678	$119,380

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds , continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio

Investment income

Dividend income	$19,194	$3,131	$480,500	$117,447	$339,365	$116,111	$228,457

Total investment income	19,194	3,131	480,500	117,447	339,365	116,111	228,457

Expenses
Mortality and expense risk charges	41,998	12,718	261,743	55,685	226,402	51,175	164,281
Administration charges	8,181	2,493	48,062	10,410	41,116	10,003	30,263

Total expenses	50,179	15,211	309,805	66,095	267,518	61,178	194,544

Net investment income (loss)	(30,985)	(12,080)	170,695	51,352	71,847	54,933	33,913

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	504,475	(56,456)	85,759	36,867	582,314	47,636	668,162
Capital gain distributions	373,576	85,006	770,381	100,218	335,989	100,960	355,853

Net realized gain (loss) on investments	878,051	28,550	856,140	137,085	918,303	148,596	1,024,015

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,075,164	16,504	1,161,365	249,819	3,254,817	126,835	2,655,241
End of period	736,742	192,809	2,418,203	453,751	4,173,351	159,181	3,395,641

Change in net unrealized appreciation (depreciation) of investments	(338,422)	176,305	1,256,838	203,932	918,534	32,346	740,400

Net increase (decrease) in net assets from operations	$508,644	$192,775	$2,283,673	$392,369	$1,908,684	$235,875	$1,798,328

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares		BNY Mellon Variable Investment Fund – Service Class Shares				Calvert Variable Series, Inc.
	Sustainable U.S. Equity Portfolio		Opportunistic Small Cap Portfolio		Quality Bond Portfolio (1)		VP SRI Mid Cap Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(745)	$155	$(15,156)	$(23,538)	$1,312	$2,471	$(1,667)	$(1,963)
Net realized gain (loss) from investment transactions	11,674	8,149	65,486	420,214	43,534	8,247	18,859	29,545
Change in net unrealized appreciation (depreciation) of investments	47,234	57,397	295,124	(63,610)	(42,021)	31,687	2,746	28,474

Net increase (decrease) in net assets from operations	58,163	65,701	345,454	333,066	2,825	42,405	19,938	56,056

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,375	2,375	6,656	10,536	1,361	4,440	575	750
Transfers for contract benefits and terminations	(19,161)	(4,129)	(96,611)	(183,046)	(20,657)	(84,094)	(23,615)	(38,738)
Contract maintenance charges	(75)	(87)	(608)	(698)	(83)	(387)	(38)	(53)
Transfers between subaccounts (including fixed account), net	(8,455)	5,434	(9,015)	32,048	(647,416)	13,752	54	(82)

Net increase (decrease) in net assets from contract transactions	(26,316)	3,593	(99,578)	(141,160)	(666,795)	(66,289)	(23,024)	(38,123)

Total increase (decrease) in net assets	31,847	69,294	245,876	191,906	(663,970)	(23,884)	(3,086)	17,933

Net assets
Beginning of period	269,245	199,951	1,886,113	1,694,207	663,970	687,854	215,927	197,994

End of period	$301,092	$269,245	$2,131,989	$1,886,113	$—	$663,970	$212,841	$215,927

Analysis of increase (decrease) in units outstanding
Units issued	259	697	6,293	4,856	693	1,903	34	36
Units redeemed	(1,379)	(493)	(10,450)	(12,302)	(43,641)	(6,462)	(960)	(1,622)

Increase (decrease) in units outstanding	(1,120)	204	(4,157)	(7,446)	(42,948)	(4,559)	(926)	(1,586)
Beginning units	12,914	12,710	97,788	105,234	42,948	47,507	8,302	9,888

Ending units	11,794	12,914	93,631	97,788	—	42,948	7,376	8,302

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Deutsche DWS Variable Series I – Class A Shares
	DWS Bond VIP		DWS Core Equity VIP		DWS CROCI® International VIP		DWS Global Small Cap VIP
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$53,941	$73,417	$2,535	$(8,571)	$74,138	$66,645	$(13,535)	$(40,275)
Net realized gain (loss) from investment transactions	36,691	(3,171)	331,187	482,150	(35,409)	(20,038)	47,331	218,259
Change in net unrealized appreciation (depreciation) of investments	154,553	286,994	164,079	414,062	(3,036)	667,206	447,485	395,138

Net increase (decrease) in net assets from operations	245,185	357,240	497,801	887,641	35,693	713,813	481,281	573,122

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	26,501	32,175	14,272	29,895	20,387	33,755	30,267	33,263
Transfers for contract benefits and terminations	(512,980)	(509,808)	(318,157)	(229,072)	(430,817)	(502,229)	(288,467)	(379,114)
Contract maintenance charges	(1,304)	(1,470)	(1,225)	(1,384)	(1,510)	(1,698)	(1,146)	(1,360)
Transfers between subaccounts (including fixed account), net	(480,185)	(9)	(107,442)	19,869	132,896	4,548	(35,330)	23,549

Net increase (decrease) in net assets from contract transactions	(967,968)	(479,112)	(412,552)	(180,692)	(279,044)	(465,624)	(294,676)	(323,662)

Total increase (decrease) in net assets	(722,783)	(121,872)	85,249	706,949	(243,351)	248,189	186,605	249,460

Net assets
Beginning of period	3,945,387	4,067,259	3,865,053	3,158,104	3,976,972	3,728,783	3,260,936	3,011,476

End of period	$3,222,604	$3,945,387	$3,950,302	$3,865,053	$3,733,621	$3,976,972	$3,447,541	$3,260,936

Analysis of increase (decrease) in units outstanding
Units issued	14,706	6,793	3,000	2,769	33,743	17,497	9,424	6,009
Units redeemed	(73,578)	(36,842)	(19,961)	(10,590)	(70,199)	(81,272)	(21,390)	(20,737)

Increase (decrease) in units outstanding	(58,872)	(30,049)	(16,961)	(7,821)	(36,456)	(63,775)	(11,966)	(14,728)
Beginning units	239,645	269,694	156,704	164,525	502,948	566,723	138,042	152,770

Ending units	180,773	239,645	139,743	156,704	466,492	502,948	126,076	138,042

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Deutsche DWS Variable Series II – Class A Shares
	DWS CROCI® U.S. VIP		DWS Government & Agency Securities VIP (2)		DWS Government Money Market VIP		DWS High Income VIP
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$83,992	$57,842	$(4,285)	$29,751	$(35,844)	$3,449	$120,042	$145,087
Net realized gain (loss) from investment transactions	418,704	1,005,525	(34,284)	(20,988)	—	—	(79,928)	(19,641)
Change in net unrealized appreciation (depreciation) of investments	(1,745,207)	1,438,954	45,240	96,023	—	—	41,359	307,239

Net increase (decrease) in net assets from operations	(1,242,511)	2,502,321	6,671	104,786	(35,844)	3,449	81,473	432,685

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	49,561	85,061	1,852	8,812	15,929	102,691	9,831	14,870
Transfers for contract benefits and terminations	(724,504)	(1,134,907)	(91,946)	(254,561)	(312,086)	(30,458)	(190,749)	(352,752)
Contract maintenance charges	(3,413)	(4,209)	(155)	(693)	(1,123)	(455)	(967)	(1,095)
Transfers between subaccounts (including fixed account), net	630,087	(251,178)	(1,979,289)	26,062	3,298,947	(83,363)	(298,185)	9,188

Net increase (decrease) in net assets from contract transactions	(48,269)	(1,305,233)	(2,069,538)	(220,380)	3,001,667	(11,585)	(480,070)	(329,789)

Total increase (decrease) in net assets	(1,290,780)	1,197,088	(2,062,867)	(115,594)	2,965,823	(8,136)	(398,597)	102,896

Net assets
Beginning of period	9,681,145	8,484,057	2,062,867	2,178,461	669,952	678,088	3,273,382	3,170,486

End of period	$8,390,365	$9,681,145	$—	$2,062,867	$3,635,775	$669,952	$2,874,785	$3,273,382

Analysis of increase (decrease) in units outstanding
Units issued	29,472	3,985	965	5,266	340,529	32,202	5,100	2,471
Units redeemed	(29,421)	(42,117)	(118,144)	(17,980)	(51,999)	(33,323)	(26,796)	(16,789)

Increase (decrease) in units outstanding	51	(38,132)	(117,179)	(12,714)	288,530	(1,121)	(21,696)	(14,318)
Beginning units	255,114	293,246	117,179	129,893	63,844	64,965	133,246	147,564

Ending units	255,165	255,114	—	117,179	352,374	63,844	111,550	133,246

(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Deutsche DWS Variable Series II –Class A Shares , continued		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(3,792)	$(3,891)	$(119,326)	$(97,379)	$35,359	$57,452	$(41,024)	$(29,872)
Net realized gain (loss) from investment transactions	12,845	46,618	2,175,760	1,485,473	785,133	1,046,729	360,658	858,498
Change in net unrealized appreciation (depreciation) of investments	75,211	13,364	1,480,368	1,041,467	879,407	1,543,632	561,548	382,924

Net increase (decrease) in net assets from operations	84,264	56,091	3,536,802	2,429,561	1,699,899	2,647,813	881,182	1,211,550

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	994	2,044	44,351	56,347	51,971	71,796	24,825	36,995
Transfers for contract benefits and terminations	(13,852)	(26,976)	(1,268,395)	(1,076,797)	(856,453)	(1,094,705)	(686,713)	(493,518)
Contract maintenance charges	(157)	(172)	(3,140)	(3,115)	(3,080)	(3,279)	(1,957)	(2,162)
Transfers between subaccounts (including fixed account), net	(5,508)	5,647	(152,274)	(19,205)	(57,353)	(155,645)	(332,922)	13,787

Net increase (decrease) in net assets from contract transactions	(18,523)	(19,457)	(1,379,458)	(1,042,770)	(864,915)	(1,181,833)	(996,767)	(444,898)

Total increase (decrease) in net assets	65,741	36,634	2,157,344	1,386,791	834,984	1,465,980	(115,585)	766,652

Net assets
Beginning of period	310,430	273,796	9,290,424	7,903,633	10,902,231	9,436,251	6,448,464	5,681,812

End of period	$376,171	$310,430	$11,447,768	$9,290,424	$11,737,215	$10,902,231	$6,332,879	$6,448,464

Analysis of increase (decrease) in units outstanding
Units issued	485	1,022	14,676	13,904	15,343	4,969	6,809	3,855
Units redeemed	(2,427)	(3,266)	(58,938)	(57,110)	(44,589)	(51,533)	(29,399)	(14,463)

Increase (decrease) in units outstanding	(1,942)	(2,244)	(44,262)	(43,206)	(29,246)	(46,564)	(22,590)	(10,608)
Beginning units	34,491	36,735	340,557	383,763	383,502	430,066	144,470	155,078

Ending units	32,549	34,491	296,295	340,557	354,256	383,502	121,880	144,470

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$—	$—	$(773)	$1,175	$(488)	$1,675	$(3,554)	$8,794
Net realized gain (loss) from investment transactions	—	—	15,749	15,051	30,436	20,212	122,221	109,272
Change in net unrealized appreciation (depreciation) of investments	—	—	10,211	15,337	4,975	19,505	80,809	127,288

Net increase (decrease) in net assets from operations	—	—	25,187	31,563	34,923	41,392	199,476	245,354

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	—	—	—	—	—	—	4,200	7,100
Transfers for contract benefits and terminations	—	—	(13,450)	(13,878)	(84,196)	(482)	(108,766)	(132,408)
Contract maintenance charges	—	—	(30)	(30)	(26)	(45)	(339)	(278)
Transfers between subaccounts (including fixed account), net	—	—	6	10	1,207	1,206	(377)	114,911

Net increase (decrease) in net assets from contract transactions	—	—	(13,474)	(13,898)	(83,015)	679	(105,282)	(10,675)

Total increase (decrease) in net assets	—	—	11,713	17,665	(48,092)	42,071	94,194	234,679

Net assets
Beginning of period	—	—	245,223	227,558	292,356	250,285	1,580,061	1,345,382

End of period	$—	$—	$256,936	$245,223	$244,264	$292,356	$1,674,255	$1,580,061

Analysis of increase (decrease) in units outstanding
Units issued	—	—	—	—	69	74	246	7,132
Units redeemed	—	—	(798)	(883)	(4,451)	(32)	(5,992)	(8,088)

Increase (decrease) in units outstanding	—	—	(798)	(883)	(4,382)	42	(5,746)	(956)
Beginning units	—	—	14,863	15,746	16,858	16,816	89,041	89,997

Ending units	—	—	14,065	14,863	12,476	16,858	83,295	89,041

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Fidelity VIP Freedom Funds – Service Class 2 Shares , continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(3,860)	$4,690	$(5,060)	$7,462	$(231)	$1,501	$(1,180)	$1,013
Net realized gain (loss) from investment transactions	64,422	64,182	140,805	53,971	6,362	5,683	3,036	24,914
Change in net unrealized appreciation (depreciation) of investments	87,854	130,064	82,549	199,370	17,179	16,300	22,880	10,295

Net increase (decrease) in net assets from operations	148,416	198,936	218,294	260,803	23,310	23,484	24,736	36,222

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,477	13,540	24,729	122,350	1,200	900	600	600
Transfers for contract benefits and terminations	(12,787)	(58,283)	(192,749)	(13,348)	(3,582)	(1,285)	(1,136)	(105,261)
Contract maintenance charges	(144)	(183)	(442)	(468)	(88)	(57)	(52)	(54)
Transfers between subaccounts (including fixed account), net	22,311	(22,368)	53,797	8,686	30,504	422	229	927

Net increase (decrease) in net assets from contract transactions	16,857	(67,294)	(114,665)	117,220	28,034	(20)	(359)	(103,788)

Total increase (decrease) in net assets	165,273	131,642	103,629	378,023	51,344	23,464	24,377	(67,566)

Net assets
Beginning of period	1,157,039	1,025,397	1,493,188	1,115,165	253,099	229,635	372,201	439,767

End of period	$1,322,312	$1,157,039	$1,596,817	$1,493,188	$304,443	$253,099	$396,578	$372,201

Analysis of increase (decrease) in units outstanding
Units issued	5,498	1,256	4,631	7,815	2,521	180	270	168
Units redeemed	(5,414)	(5,146)	(10,344)	(1,139)	(657)	(184)	(305)	(8,161)

Increase (decrease) in units outstanding	84	(3,890)	(5,713)	6,676	1,864	(4)	(35)	(7,993)
Beginning units	62,068	65,958	77,844	71,168	18,165	18,169	27,763	35,756

Ending units	62,152	62,068	72,131	77,844	20,029	18,165	27,728	27,763

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued						Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(2,947)	$3,166	$(7,885)	$(604)	$(18,801)	$(8,533)	$44,894	$(3,988)
Net realized gain (loss) from investment transactions	58,390	80,699	88,797	245,897	215,487	457,550	89,907	55,898
Change in net unrealized appreciation (depreciation) of investments	85,356	47,610	145,671	69,904	218,438	139,758	96,067	319,528

Net increase (decrease) in net assets from operations	140,799	131,475	226,583	315,197	415,124	588,775	230,868	371,438

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	4,998	990	15,984	16,584	600	600	4,854	6,359
Transfers for contract benefits and terminations	(59,362)	(6,160)	(466,843)	(102,455)	(344,880)	(103,042)	(85,565)	(154,077)
Contract maintenance charges	(270)	(268)	(397)	(408)	(215)	(248)	(754)	(856)
Transfers between subaccounts (including fixed account), net	107,555	19,657	207,533	(138,981)	12,661	9,668	(76,911)	(27,454)

Net increase (decrease) in net assets from contract transactions	52,921	14,219	(243,723)	(225,260)	(331,834)	(93,022)	(158,376)	(176,028)

Total increase (decrease) in net assets	193,720	145,694	(17,140)	89,937	83,290	495,753	72,492	195,410

Net assets
Beginning of period	948,760	803,066	1,724,078	1,634,141	2,940,649	2,444,896	1,751,855	1,556,445

End of period	$1,142,480	$948,760	$1,706,938	$1,724,078	$3,023,939	$2,940,649	$1,824,347	$1,751,855

Analysis of increase (decrease) in units outstanding
Units issued	13,976	1,291	17,675	1,051	239	556	1,318	964
Units redeemed	(9,721)	(409)	(30,021)	(14,596)	(16,781)	(5,704)	(8,800)	(9,214)

Increase (decrease) in units outstanding	4,255	882	(12,346)	(13,545)	(16,542)	(5,148)	(7,482)	(8,250)
Beginning units	56,420	55,538	92,209	105,754	149,058	154,206	73,660	81,910

Ending units	60,675	56,420	79,863	92,209	132,516	149,058	66,178	73,660

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Franklin Templeton Variable Insurance Products Trust – Class 2 , continued				Goldman Sachs Variable Insurance Trust – Institutional Class
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(37,385)	$(33,545)	$6,897	$(5,083)	$(19,469)	$(16,841)	$(5,908)	$(5,443)
Net realized gain (loss) from investment transactions	411,629	364,992	122,080	486,097	153,293	284,102	9,313	46,050
Change in net unrealized appreciation (depreciation) of investments	916,940	330,805	(2,993)	152,592	94,321	595,507	45,692	111,785

Net increase (decrease) in net assets from operations	1,291,184	662,252	125,984	633,606	228,145	862,768	49,097	152,392

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	20,766	18,144	13,594	12,304	17,655	21,727	3,539	3,811
Transfers for contract benefits and terminations	(266,296)	(185,845)	(157,144)	(98,945)	(247,237)	(478,509)	(45,313)	(106,341)
Contract maintenance charges	(697)	(686)	(541)	(597)	(1,498)	(1,765)	(367)	(427)
Transfers between subaccounts (including fixed account), net	(479,101)	(67,347)	51,031	5,820	21,314	(26,373)	(2,214)	(126,620)

Net increase (decrease) in net assets from contract transactions	(725,328)	(235,734)	(93,060)	(81,418)	(209,766)	(484,920)	(44,355)	(229,577)

Total increase (decrease) in net assets	565,856	426,518	32,924	552,188	18,379	377,848	4,742	(77,185)

Net assets
Beginning of period	2,750,359	2,323,841	3,130,684	2,578,496	3,458,091	3,080,243	675,004	752,189

End of period	$3,316,215	$2,750,359	$3,163,608	$3,130,684	$3,476,470	$3,458,091	$679,746	$675,004

Analysis of increase (decrease) in units outstanding
Units issued	1,845	2,650	6,686	2,142	4,149	731	827	332
Units redeemed	(24,468)	(12,793)	(9,778)	(5,297)	(9,155)	(13,675)	(2,082)	(8,124)

Increase (decrease) in units outstanding	(22,623)	(10,143)	(3,092)	(3,155)	(5,006)	(12,944)	(1,255)	(7,792)
Beginning units	105,650	115,793	112,737	115,892	83,162	96,106	20,673	28,465

Ending units	83,027	105,650	109,645	112,737	78,156	83,162	19,418	20,673

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Goldman Sachs Variable Insurance Trust – Institutional Class) , continued		Janus Henderson
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(61,888)	$(47,107)	$45,513	$24,799	$(12,386)	$(12,413)	$(95,508)	$(169,759)
Net realized gain (loss) from investment transactions	588,283	744,848	773,865	493,899	150,941	121,912	2,393,120	1,956,209
Change in net unrealized appreciation (depreciation) of investments	1,235,451	670,264	(144,103)	776,605	35,050	172,297	3,106,582	2,631,811

Net increase (decrease) in net assets from operations	1,761,846	1,368,005	675,275	1,295,303	173,605	281,796	5,404,194	4,418,261

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	19,127	29,944	23,680	19,860	12,652	14,290	53,863	93,982
Transfers for contract benefits and terminations	(297,193)	(608,141)	(1,254,777)	(623,727)	(55,124)	(49,327)	(1,394,900)	(1,269,673)
Contract maintenance charges	(2,413)	(2,397)	(948)	(1,043)	(445)	(479)	(5,365)	(5,554)
Transfers between subaccounts (including fixed account), net	(342,483)	(117,966)	(416,379)	(86,413)	(19,670)	(17,866)	(943,990)	(349,066)

Net increase (decrease) in net assets from contract transactions	(622,962)	(698,560)	(1,648,424)	(691,323)	(62,587)	(53,382)	(2,290,392)	(1,530,311)

Total increase (decrease) in net assets	1,138,884	669,445	(973,149)	603,980	111,018	228,414	3,113,802	2,887,950

Net assets
Beginning of period	4,989,510	4,320,065	7,094,699	6,490,719	1,088,213	859,799	15,873,606	12,985,656

End of period	$6,128,394	$4,989,510	$6,121,550	$7,094,699	$1,199,231	$1,088,213	$18,987,408	$15,873,606

Analysis of increase (decrease) in units outstanding
Units issued	1,567	1,374	3,779	4,044	839	474	8,370	6,966
Units redeemed	(22,310)	(30,024)	(59,458)	(28,688)	(2,691)	(2,028)	(89,470)	(73,424)

Increase (decrease) in units outstanding	(20,743)	(28,650)	(55,679)	(24,644)	(1,852)	(1,554)	(81,100)	(66,458)
Beginning units	180,436	209,086	237,576	262,220	28,572	30,126	617,912	684,370

Ending units	159,693	180,436	181,897	237,576	26,720	28,572	536,812	617,912

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account II		Equity Income Account II
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$101,448	$12,273	$(2,705)	$43,293	$(1,987)	$812	$18,841	$23,951
Net realized gain (loss) from investment transactions	47,491	90,832	21,409	12,153	85,761	87,873	587,201	588,305
Change in net unrealized appreciation (depreciation) of investments	(60,455)	39,261	23,305	23,646	47,904	122,460	(486,662)	822,538

Net increase (decrease) in net assets from operations	88,484	142,366	42,009	79,092	131,678	211,145	119,380	1,434,794

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	8,522	13,771	9,730	16,231	1,728	2,328	26,293	45,051
Transfers for contract benefits and terminations	(218,742)	(510,404)	(415,738)	(403,580)	(110,525)	(31,528)	(553,103)	(710,181)
Contract maintenance charges	(877)	(954)	(1,022)	(1,131)	(274)	(284)	(1,529)	(1,585)
Transfers between subaccounts (including fixed account), net	16,524	41,798	105,593	76,725	(14,519)	9,679	(503,446)	(70,975)

Net increase (decrease) in net assets from contract transactions	(194,573)	(455,789)	(301,437)	(311,755)	(123,590)	(19,805)	(1,031,785)	(737,690)

Total increase (decrease) in net assets	(106,089)	(313,423)	(259,428)	(232,663)	8,088	191,340	(912,405)	697,104

Net assets
Beginning of period	2,325,795	2,639,218	2,854,210	3,086,873	898,587	707,247	6,264,919	5,567,815

End of period	$2,219,706	$2,325,795	$2,594,782	$2,854,210	$906,675	$898,587	$5,352,514	$6,264,919

Analysis of increase (decrease) in units outstanding
Units issued	7,238	3,498	21,290	11,002	279	532	3,222	7,963
Units redeemed	(15,893)	(24,189)	(40,702)	(31,636)	(3,872)	(1,203)	(33,338)	(29,484)

Increase (decrease) in units outstanding	(8,655)	(20,691)	(19,412)	(20,634)	(3,593)	(671)	(30,116)	(21,521)
Beginning units	103,711	124,402	186,183	206,817	27,157	27,828	166,144	187,665

Ending units	95,056	103,711	166,771	186,183	23,564	27,157	136,028	166,144

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account II		SmallCap Account II		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2020	2019	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(30,985)	$(53,005)	$(12,080)	$(16,333)	$170,695	$259,086	$51,352	$75,376
Net realized gain (loss) from investment transactions	878,051	843,108	28,550	234,406	856,140	981,169	137,085	132,804
Change in net unrealized appreciation (depreciation) of investments	(338,422)	703,618	176,305	104,555	1,256,838	3,064,414	203,932	499,531

Net increase (decrease) in net assets from operations	508,644	1,493,721	192,775	322,628	2,283,673	4,304,669	392,369	707,711

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	12,018	14,696	4,496	6,901	68,330	102,030	9,195	9,850
Transfers for contract benefits and terminations	(286,482)	(245,746)	(30,379)	(51,397)	(2,818,687)	(3,197,526)	(621,968)	(479,427)
Contract maintenance charges	(1,267)	(1,394)	(344)	(387)	(6,181)	(6,392)	(924)	(1,037)
Transfers between subaccounts (including fixed account), net	(783,185)	(155,759)	(271,487)	9,519	(2,399)	(128,912)	50,798	(7,920)

Net increase (decrease) in net assets from contract transactions	(1,058,916)	(388,203)	(297,714)	(35,364)	(2,758,937)	(3,230,800)	(562,899)	(478,534)

Total increase (decrease) in net assets	(550,272)	1,105,518	(104,939)	287,264	(475,264)	1,073,869	(170,530)	229,177

Net assets
Beginning of period	4,865,077	3,759,559	1,558,603	1,271,339	26,059,507	24,985,638	5,402,585	5,173,408

End of period	$4,314,805	$4,865,077	$1,453,664	$1,558,603	$25,584,243	$26,059,507	$5,232,055	$5,402,585

Analysis of increase (decrease) in units outstanding
Units issued	1,059	84	2,458	1,550	55,525	19,219	4,239	4,745
Units redeemed	(7,477)	(2,523)	(29,502)	(4,490)	(153,778)	(146,084)	(27,442)	(26,156)

Increase (decrease) in units outstanding	(6,418)	(2,439)	(27,044)	(2,940)	(98,253)	(126,865)	(23,203)	(21,411)
Beginning units	27,049	29,488	120,282	123,222	944,648	1,071,513	228,647	250,058

Ending units	20,631	27,049	93,238	120,282	846,395	944,648	205,444	228,647

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , continued
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2020	2019	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$71,847	$67,553	$54,933	$121,019	$33,913	$6,919
Net realized gain (loss) from investment transactions	918,303	1,757,704	148,596	213,262	1,024,015	1,246,699
Change in net unrealized appreciation (depreciation) of investments	918,534	2,696,903	32,346	341,977	740,400	2,685,504

Net increase (decrease) in net assets from operations	1,908,684	4,522,160	235,875	676,258	1,798,328	3,939,122

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	224,920	95,937	90,236	55,605	144,376	220,783
Transfers for contract benefits and terminations	(3,129,261)	(3,447,019)	(972,794)	(1,080,829)	(1,738,744)	(1,687,221)
Contract maintenance charges	(7,587)	(8,454)	(801)	(907)	(7,441)	(8,055)
Transfers between subaccounts (including fixed account), net	(434,418)	37,838	(825,910)	309,421	(2,117,321)	(301,814)

Net increase (decrease) in net assets from contract transactions	(3,346,346)	(3,321,698)	(1,709,269)	(716,710)	(3,719,130)	(1,776,307)

Total increase (decrease) in net assets	(1,437,662)	1,200,462	(1,473,394)	(40,452)	(1,920,802)	2,162,815

Net assets
Beginning of period	23,026,209	21,825,747	6,053,113	6,093,565	18,343,605	16,180,790

End of period	$21,588,547	$23,026,209	$4,579,719	$6,053,113	$16,422,803	$18,343,605

Analysis of increase (decrease) in units outstanding
Units issued	18,098	24,761	7,677	20,601	10,725	10,067
Units redeemed	(134,831)	(142,328)	(88,901)	(55,328)	(129,671)	(69,739)

Increase (decrease) in units outstanding	(116,733)	(117,567)	(81,224)	(34,727)	(118,946)	(59,672)
Beginning units	747,387	864,954	282,756	317,483	558,343	618,015

Ending units	630,654	747,387	201,532	282,756	439,397	558,343

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested, at the direction of the contract holders, in the subaccounts that comprise the Account. The Account is currently comprised of forty-seven subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Annuity portfolio includes:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio (1)

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

Deutsche DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Core Equity VIP

DWS CROCI® International VIP

DWS Global Small Cap VIP

Deutsche DWS Variable Series II – Class A Shares

DWS CROCI® U.S. VIP

DWS Government & Agency Securities VIP (2)

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

1. The Company

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.
(2)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2020. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends

Dividend income received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure , which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Expenses

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the subaccounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the Account’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each subaccount to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2020 consist of the following:

	Purchases	Sales
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$10,597	$34,398

BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$90,853	$205,586
Quality Bond Portfolio	13,623	679,105

Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$15,195	$26,240

Deutsche DWS Variable Series I – Class A Shares
DWS Bond VIP	$331,058	$1,245,085
DWS Core Equity VIP	276,710	517,308
DWS CROCI® International VIP	316,255	521,161
DWS Global Small Cap VIP	200,871	509,082

Deutsche DWS Variable Series II – Class A Shares
DWS CROCI® U.S. VIP	$1,395,457	$938,048
DWS Government & Agency Securities VIP	14,874	2,088,696
DWS Government Money Market VIP	3,525,628	559,484
DWS High Income VIP	263,351	623,379
DWS Small Mid Cap Growth VIP	7,951	25,595

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$1,383,809	$1,954,332
VIP Index 500 Portfolio	576,590	1,370,915
VIP Mid Cap Portfolio	272,137	1,309,927

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$—	$—
VIP Freedom 2010 Portfolio	13,110	16,807
VIP Freedom 2015 Portfolio	18,715	87,665
VIP Freedom 2020 Portfolio	110,229	128,026
VIP Freedom 2025 Portfolio	163,401	99,605
VIP Freedom 2030 Portfolio	171,748	219,406
VIP Freedom Income Portfolio	44,887	12,367

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$9,731	$8,842
VIP FundsManager 50% Portfolio	251,507	181,293
VIP FundsManager 70% Portfolio	366,648	576,776
VIP FundsManager 85% Portfolio	116,903	372,805

Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$125,950	$199,436
Small – Mid Cap Growth VIP Fund	436,402	812,174
Small Cap Value VIP Fund	340,610	257,458

Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$191,148	$370,963
Small Cap Equity Insights Fund	27,726	69,582
Strategic Growth Fund	504,287	729,063

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

4. Purchases and Sales of Investments

	Purchases	Sales
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$281,951	$1,825,768
VIT Enterprise Portfolio (Service Shares)	105,039	104,278
VIT Forty Portfolio (Institutional Shares)	1,424,664	2,709,478

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$280,946	$374,071
VIT Low Duration Portfolio	343,238	647,380

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$55,575	$142,571
Equity Income Account II	321,407	1,195,789
MidCap Account II	550,991	1,267,316
SmallCap Account II	110,440	335,228

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$2,603,774	$4,421,634
SAM Conservative Balanced Portfolio	295,868	707,198
SAM Conservative Growth Portfolio	1,163,333	4,101,843
SAM Flexible Income Portfolio	376,216	1,929,591
SAM Strategic Growth Portfolio	873,407	4,202,771

	$20,374,811	$40,715,525

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2020	11,866	232	(1,250)	10,848	$25.63
	2019	11,527	671	(332)	11,866	20.93
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2020	45,560	2,541	(4,867)	43,234	$23.46
	2019	51,408	2,422	(8,270)	45,560	19.84
Quality Bond Portfolio	2020	18,324	317	(18,641)	—	15.90
	2019	19,001	757	(1,434)	18,324	15.96
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2020	2,215	23	—	2,238	29.84
	2019	2,190	25	—	2,215	26.89
Deutsche DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2020	96,616	7,247	(9,836)	94,027	$18.32
	2019	111,223	3,102	(17,709)	96,616	16.99
DWS Core Equity VIP	2020	70,804	719	(7,438)	64,085	29.40
	2019	76,023	916	(6,135)	70,804	25.60
DWS CROCI® International VIP	2020	289,692	12,261	(41,358)	260,595	8.22
	2019	332,366	7,817	(50,491)	289,692	8.10
DWS Global Small Cap VIP	2020	76,890	5,089	(14,737)	67,242	28.04
	2019	83,305	3,104	(9,519)	76,890	24.17
Deutsche DWS Variable Series II – Class A Shares subaccounts
DWS CROCI® U.S. VIP	2020	127,342	10,167	(14,427)	123,082	$33.96
	2019	149,859	1,515	(24,032)	127,342	39.11
DWS Government & Agency Securities VIP	2020	40,149	248	(40,397)	—	18.34
	2019	45,140	3,157	(8,148)	40,149	18.28
DWS Government Money Market VIP	2020	26,070	107,064	(16,244)	116,890	10.72
	2019	25,731	588	(249)	26,070	10.82
DWS High Income VIP	2020	64,748	2,311	(11,881)	55,178	26.51
	2019	70,511	1,210	(6,973)	64,748	25.25
DWS Small Mid Cap Growth VIP	2020	17,103	73	(1,352)	15,824	11.95
	2019	18,300	212	(1,409)	17,103	9.28
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	180,509	4,398	(41,659)	143,248	$39.72
	2019	204,935	1,310	(25,736)	180,509	27.95
VIP Index 500 Portfolio	2020	159,922	5,518	(22,198)	143,242	34.17
	2019	177,244	2,298	(19,620)	159,922	29.26
VIP Mid Cap Portfolio	2020	80,800	4,612	(19,782)	65,630	53.27
	2019	85,719	2,440	(7,359)	80,800	45.65

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2020	—	—	—	—	$16.89
	2019	—	—	—	—	15.40
VIP Freedom 2010 Portfolio	2020	1,461	—	(154)	1,307	18.78
	2019	1,618	—	(157)	1,461	16.92
VIP Freedom 2015 Portfolio	2020	10,441	—	—	10,441	19.68
	2019	10,443	—	(2)	10,441	17.53
VIP Freedom 2020 Portfolio	2020	54,766	240	(5,235)	49,771	20.36
	2019	49,709	7,126	(2,069)	54,766	17.95
VIP Freedom 2025 Portfolio	2020	10,341	4,618	(4,431)	10,528	21.82
	2019	10,463	769	(891)	10,341	19.08
VIP Freedom 2030 Portfolio	2020	34,367	3,023	(356)	37,034	22.47
	2019	34,120	1,332	(1,085)	34,367	19.48
VIP Freedom Income Portfolio	2020	9,486	2,423	(319)	11,590	15.39
	2019	9,476	135	(125)	9,486	14.12
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2020	11,134	189	(182)	11,141	$14.56
	2019	11,067	125	(58)	11,134	13.63
VIP FundsManager 50% Portfolio	2020	38,181	1,072	(7,683)	31,570	19.11
	2019	36,943	1,242	(4)	38,181	16.97
VIP FundsManager 70% Portfolio	2020	62,924	5,960	(19,545)	49,339	21.62
	2019	72,327	1,049	(10,452)	62,924	18.86
VIP FundsManager 85% Portfolio	2020	13,235	114	(1,717)	11,632	23.46
	2019	13,400	423	(588)	13,235	20.24
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2020	52,508	645	(4,387)	48,766	$27.95
	2019	58,420	410	(6,322)	52,508	24.12
Small – Mid Cap Growth VIP Fund	2020	48,913	381	(7,248)	42,046	40.99
	2019	54,823	1,236	(7,146)	48,913	26.73
Small Cap Value VIP Fund	2020	72,653	3,850	(5,226)	71,277	29.25
	2019	74,426	1,211	(2,984)	72,653	28.13
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	42,023	1,382	(5,219)	38,186	$45.79
	2019	50,195	301	(8,473)	42,023	42.73
Small Cap Equity Insights Fund	2020	12,908	378	(1,274)	12,012	35.66
	2019	16,403	182	(3,677)	12,908	33.22
Strategic Growth Fund	2020	94,527	601	(11,473)	83,655	39.41
	2019	109,845	502	(15,820)	94,527	28.37

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2020	110,590	1,935	(23,350)	89,175	$34.51
	2019	125,749	1,765	(16,924)	110,590	30.62
VIT Enterprise Portfolio (Service Shares)	2020	16,534	436	(1,169)	15,801	45.98
	2019	17,372	367	(1,205)	16,534	39.02
VIT Forty Portfolio (Institutional Shares)	2020	320,189	4,601	(42,738)	282,052	36.44
	2019	356,041	2,266	(38,118)	320,189	26.44
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2020	50,037	2,780	(8,708)	44,109	$24.06
	2019	60,051	1,271	(11,285)	50,037	23.05
VIT Low Duration Portfolio	2020	75,402	5,548	(18,593)	62,357	16.13
	2019	84,271	5,236	(14,105)	75,402	15.84
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	11,453	32	(3,591)	7,894	$39.86
	2019	12,355	262	(1,164)	11,453	34.04
Equity Income Account II	2020	91,659	1,800	(28,688)	64,771	40.52
	2019	104,374	4,931	(17,646)	91,659	38.62
MidCap Account II	2020	19,697	906	(6,851)	13,752	212.80
	2019	21,188	33	(1,524)	19,697	182.31
SmallCap Account II	2020	93,798	902	(26,136)	68,564	15.66
	2019	96,062	748	(3,012)	93,798	13.00
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2020	416,817	50,306	(90,821)	376,302	$31.02
	2019	468,765	17,088	(69,036)	416,817	28.28
SAM Conservative Balanced Portfolio	2020	116,702	626	(16,239)	101,089	26.06
	2019	127,765	524	(11,587)	116,702	24.13
SAM Conservative Growth Portfolio	2020	309,321	7,971	(69,123)	248,169	35.23
	2019	364,940	16,810	(72,429)	309,321	31.62
SAM Flexible Income Portfolio	2020	190,550	6,710	(42,091)	155,169	22.98
	2019	217,658	2,147	(29,255)	190,550	21.72
SAM Strategic Growth Portfolio	2020	243,905	3,828	(43,011)	204,722	38.35
	2019	271,467	2,923	(30,485)	243,905	33.70

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2020	839	27	(127)	739	$24.41
	2019	972	26	(159)	839	19.99
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2020	28,661	1,952	(2,573)	28,040	$22.35
	2019	29,201	1,185	(1,725)	28,661	18.95
Quality Bond Portfolio	2020	13,332	183	(13,515)	—	15.15
	2019	14,738	683	(2,089)	13,332	15.25
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2020	2,659	10	(7)	2,662	$28.43
	2019	2,684	5	(30)	2,659	25.68
Deutsche DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2020	103,545	4,177	(46,872)	60,850	$17.40
	2019	115,478	2,354	(14,287)	103,545	16.18
DWS Core Equity VIP	2020	15,064	227	(1,830)	13,461	27.93
	2019	15,609	283	(828)	15,064	24.38
DWS CROCI® International VIP	2020	110,021	9,782	(7,161)	112,642	7.81
	2019	124,307	3,955	(18,241)	110,021	7.72
DWS Global Small Cap VIP	2020	42,005	3,013	(4,011)	41,007	26.71
	2019	49,095	1,862	(8,952)	42,005	23.08
Deutsche DWS Variable Series II – Class A Shares subaccounts
DWS CROCI® U.S. VIP	2020	63,612	8,994	(5,757)	66,849	$32.26
	2019	73,090	915	(10,393)	63,612	37.24
DWS Government & Agency Securities VIP	2020	45,999	229	(46,228)	—	17.46
	2019	52,070	829	(6,900)	45,999	17.41
DWS Government Money Market VIP	2020	28,008	157,144	(20,409)	164,743	10.18
	2019	29,014	31,177	(32,183)	28,008	10.30
DWS High Income VIP	2020	54,059	1,905	(11,405)	44,559	25.19
	2019	59,191	916	(6,048)	54,059	24.04
DWS Small Mid Cap Growth VIP	2020	3,367	158	(518)	3,007	11.35
	2019	3,058	316	(7)	3,367	8.84
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	112,313	9,400	(9,047)	112,666	$37.84
	2019	127,249	11,917	(26,853)	112,313	26.69
VIP Index 500 Portfolio	2020	183,168	8,144	(17,421)	173,891	32.55
	2019	208,752	1,765	(27,349)	183,168	27.94
VIP Mid Cap Portfolio	2020	40,262	1,738	(8,459)	33,541	50.75
	2019	45,507	945	(6,190)	40,262	43.59

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2020	—	—	—	—	$16.38
	2019	—	—	—	—	14.97
VIP Freedom 2010 Portfolio	2020	13,402	—	(644)	12,758	18.21
	2019	14,128	—	(726)	13,402	16.46
VIP Freedom 2015 Portfolio	2020	6,417	69	(4,451)	2,035	19.08
	2019	6,373	74	(30)	6,417	17.04
VIP Freedom 2020 Portfolio	2020	32,253	6	(20)	32,239	19.74
	2019	34,730	6	(2,483)	32,253	17.45
VIP Freedom 2025 Portfolio	2020	47,760	751	(983)	47,528	21.16
	2019	51,667	348	(4,255)	47,760	18.55
VIP Freedom 2030 Portfolio	2020	40,339	1,243	(6,484)	35,098	21.79
	2019	33,979	6,387	(27)	40,339	18.94
VIP Freedom Income Portfolio	2020	8,679	98	(338)	8,439	14.93
	2019	8,693	45	(59)	8,679	13.73
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2020	4,240	81	(123)	4,198	$14.13
	2019	12,300	43	(8,103)	4,240	13.26
VIP FundsManager 50% Portfolio	2020	16,814	12,904	(1,060)	28,658	18.54
	2019	17,127	49	(362)	16,814	16.50
VIP FundsManager 70% Portfolio	2020	29,285	11,715	(10,476)	30,524	20.97
	2019	33,427	2	(4,144)	29,285	18.34
VIP FundsManager 85% Portfolio	2020	135,823	125	(15,064)	120,884	22.76
	2019	140,806	133	(5,116)	135,823	19.68
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2020	19,179	645	(4,402)	15,422	$26.55
	2019	21,510	549	(2,880)	19,179	22.97
Small – Mid Cap Growth VIP Fund	2020	47,225	1,123	(15,347)	33,001	39.04
	2019	50,368	1,161	(4,304)	47,225	25.53
Small Cap Value VIP Fund	2020	37,508	2,091	(4,456)	35,143	28.14
	2019	38,874	922	(2,288)	37,508	27.12
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	21,290	1,338	(1,003)	21,625	$43.62
	2019	24,369	185	(3,264)	21,290	40.81
Small Cap Equity Insights Fund	2020	7,185	449	(806)	6,828	33.97
	2019	11,473	150	(4,438)	7,185	31.72
Strategic Growth Fund	2020	49,106	119	(4,459)	44,766	37.54
	2019	57,214	387	(8,495)	49,106	27.09

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2020	109,033	1,686	(34,124)	76,595	$32.88
	2019	118,467	2,060	(11,494)	109,033	29.24
VIT Enterprise Portfolio (Service Shares)	2020	6,715	173	(147)	6,741	43.80
	2019	7,169	26	(480)	6,715	37.26
VIT Forty Portfolio (Institutional Shares)	2020	125,162	1,355	(16,860)	109,657	34.62
	2019	143,852	2,960	(21,650)	125,162	25.18
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2020	36,336	2,986	(5,015)	34,307	$22.86
	2019	43,266	1,506	(8,436)	36,336	21.96
VIT Low Duration Portfolio	2020	71,099	9,498	(15,364)	65,233	15.33
	2019	77,897	3,506	(10,304)	71,099	15.09
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	7,781	54	(281)	7,554	$38.34
	2019	7,759	61	(39)	7,781	32.83
Equity Income Account II	2020	58,257	992	(3,460)	55,789	38.60
	2019	64,566	2,815	(9,124)	58,257	36.88
MidCap Account II	2020	4,427	87	(297)	4,217	202.70
	2019	5,093	40	(706)	4,427	174.09
SmallCap Account II	2020	15,078	710	(1,762)	14,026	15.44
	2019	15,672	339	(933)	15,078	12.85
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2020	458,127	5,115	(52,758)	410,484	$29.65
	2019	509,021	1,921	(52,815)	458,127	27.10
SAM Conservative Balanced Portfolio	2020	108,153	3,613	(11,126)	100,640	24.91
	2019	118,469	4,221	(14,537)	108,153	23.12
SAM Conservative Growth Portfolio	2020	377,980	9,842	(63,770)	324,052	33.67
	2019	429,467	7,628	(59,115)	377,980	30.30
SAM Flexible Income Portfolio	2020	87,082	967	(46,807)	41,242	21.96
	2019	94,699	18,454	(26,071)	87,082	20.81
SAM Strategic Growth Portfolio	2020	263,913	4,879	(78,316)	190,476	36.66
	2019	290,271	5,686	(32,044)	263,913	32.28

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2020	209	—	(3)	206	$24.41
	2019	211	—	(2)	209	19.99
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2020	14,598	667	(769)	14,496	$22.35
	2019	15,120	503	(1,025)	14,598	18.95
Quality Bond Portfolio	2020	5,518	82	(5,600)	—	15.15
	2019	5,804	196	(482)	5,518	15.25
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2020	3,411	1	(950)	2,462	$28.43
	2019	4,996	6	(1,591)	3,411	25.68
Deutsche DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2020	26,275	656	(12,082)	14,849	$17.40
	2019	27,061	879	(1,665)	26,275	16.18
DWS Core Equity VIP	2020	34,240	293	(5,595)	28,938	27.93
	2019	35,246	554	(1,560)	34,240	24.38
DWS CROCI® International VIP	2020	56,866	4,412	(11,799)	49,479	7.81
	2019	58,074	2,890	(4,098)	56,866	7.72
DWS Global Small Cap VIP	2020	10,607	400	(749)	10,258	26.71
	2019	10,601	474	(468)	10,607	23.08
Deutsche DWS Variable Series II – Class A Shares subaccounts
DWS CROCI® U.S. VIP	2020	32,102	4,101	(2,211)	33,992	$32.26
	2019	33,805	595	(2,298)	32,102	37.24
DWS Government & Agency Securities VIP	2020	16,944	225	(17,169)	—	17.46
	2019	17,820	517	(1,393)	16,944	17.41
DWS Government Money Market VIP	2020	7,319	38,781	(4,862)	41,238	10.18
	2019	7,498	20	(199)	7,319	10.30
DWS High Income VIP	2020	7,341	341	(2,367)	5,315	25.19
	2019	7,714	184	(557)	7,341	24.04
DWS Small Mid Cap Growth VIP	2020	8,963	128	(235)	8,856	11.35
	2019	10,439	267	(1,743)	8,963	8.84
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	24,847	34	(3,471)	21,410	$37.84
	2019	26,255	207	(1,615)	24,847	26.69
VIP Index 500 Portfolio	2020	21,207	561	(1,176)	20,592	32.55
	2019	21,756	518	(1,067)	21,207	27.94
VIP Mid Cap Portfolio	2020	15,412	120	(283)	15,249	50.75
	2019	15,527	116	(231)	15,412	43.59

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2020	—	—	—	—	$16.38
	2019	—	—	—	—	14.97
VIP Freedom 2010 Portfolio	2020	—	—	—	—	18.21
	2019	—	—	—	—	16.46
VIP Freedom 2015 Portfolio	2020	—	—	—	—	19.08
	2019	—	—	—	—	17.04
VIP Freedom 2020 Portfolio	2020	—	—	—	—	19.74
	2019	—	—	—	—	17.45
VIP Freedom 2025 Portfolio	2020	3,967	129	—	4,096	21.16
	2019	3,828	139	—	3,967	18.55
VIP Freedom 2030 Portfolio	2020	3,138	365	(3,503)	—	21.79
	2019	3,069	96	(27)	3,138	18.94
VIP Freedom Income Portfolio	2020	—	—	—	—	14.93
	2019	—	—	—	—	13.73
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2020	12,389	—	—	12,389	$14.13
	2019	12,389	—	—	12,389	13.26
VIP FundsManager 50% Portfolio	2020	975	—	(975)	—	18.54
	2019	1,016	—	(41)	975	16.50
VIP FundsManager 70% Portfolio	2020	—	—	—	—	20.97
	2019	—	—	—	—	18.34
VIP FundsManager 85% Portfolio	2020	—	—	—	—	22.76
	2019	—	—	—	—	19.68
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2020	1,416	5	(9)	1,412	$26.55
	2019	1,421	5	(10)	1,416	22.97
Small – Mid Cap Growth VIP Fund	2020	4,699	13	(539)	4,173	39.04
	2019	4,981	86	(368)	4,699	25.53
Small Cap Value VIP Fund	2020	2,545	48	(16)	2,577	28.14
	2019	2,561	9	(25)	2,545	27.12
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	11,003	462	(772)	10,693	$43.62
	2019	11,464	68	(529)	11,003	40.81
Small Cap Equity Insights Fund	2020	519	—	(2)	517	33.97
	2019	528	—	(9)	519	31.72
Strategic Growth Fund	2020	20,872	39	(2,238)	18,673	37.54
	2019	22,195	139	(1,462)	20,872	27.09

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2020	14,933	157	(1,984)	13,106	$32.88
	2019	14,983	219	(269)	14,933	29.24
VIT Enterprise Portfolio (Service Shares)	2020	1,895	25	(417)	1,503	43.80
	2019	2,043	18	(166)	1,895	37.26
VIT Forty Portfolio (Institutional Shares)	2020	96,052	130	(15,706)	80,476	34.62
	2019	100,519	546	(5,013)	96,052	25.18
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2020	11,370	524	(421)	11,473	$22.86
	2019	12,148	451	(1,229)	11,370	21.96
VIT Low Duration Portfolio	2020	23,109	3,011	(1,695)	24,425	15.33
	2019	24,047	990	(1,928)	23,109	15.09
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	2,071	1	—	2,072	$38.34
	2019	2,071	—	—	2,071	32.83
Equity Income Account II	2020	3,349	—	(401)	2,948	38.60
	2019	5,467	28	(2,146)	3,349	36.88
MidCap Account II	2020	2,188	12	(135)	2,065	202.70
	2019	2,333	3	(148)	2,188	174.09
SmallCap Account II	2020	5,861	292	(399)	5,754	15.44
	2019	6,065	184	(388)	5,861	12.85
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2020	40,659	44	(3,170)	37,533	$29.65
	2019	42,739	46	(2,126)	40,659	27.10
SAM Conservative Balanced Portfolio	2020	2,111	—	(3)	2,108	24.91
	2019	2,114	—	(3)	2,111	23.12
SAM Conservative Growth Portfolio	2020	38,763	223	(1,071)	37,915	33.67
	2019	38,689	233	(159)	38,763	30.30
SAM Flexible Income Portfolio	2020	945	—	(2)	943	21.96
	2019	947	—	(2)	945	20.81
SAM Strategic Growth Portfolio	2020	30,543	1,998	(7,769)	24,772	36.66
	2019	35,768	1,437	(6,662)	30,543	32.28

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum
	Death Benefit and Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2020	—	—	—	—	$23.26
	2019	—	—	—	—	19.09
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2020	8,969	1,133	(2,241)	7,861	$21.29
	2019	9,505	746	(1,282)	8,969	18.10
Quality Bond Portfolio	2020	5,774	111	(5,885)	—	14.43
	2019	7,964	267	(2,457)	5,774	14.56
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2020	17	—	(3)	14	$27.08
	2019	18	—	(1)	17	24.53
Deutsche DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2020	13,209	2,626	(4,788)	11,047	$16.53
	2019	15,932	458	(3,181)	13,209	15.41
DWS Core Equity VIP	2020	36,596	1,761	(5,098)	33,259	26.53
	2019	37,647	1,016	(2,067)	36,596	23.22
DWS CROCI® International VIP	2020	46,369	7,288	(9,880)	43,777	7.42
	2019	51,976	2,835	(8,442)	46,369	7.35
DWS Global Small Cap VIP	2020	8,540	922	(1,893)	7,569	25.45
	2019	9,769	569	(1,798)	8,540	22.04
Deutsche DWS Variable Series II – Class A Shares subaccounts
DWS CROCI® U.S. VIP	2020	32,058	6,210	(7,027)	31,241	$30.65
	2019	36,492	960	(5,394)	32,058	35.47
DWS Government & Agency Securities VIP	2020	14,087	263	(14,350)	—	16.62
	2019	14,863	763	(1,539)	14,087	16.58
DWS Government Money Market VIP	2020	2,447	37,540	(10,483)	29,504	9.67
	2019	2,722	417	(692)	2,447	9.81
DWS High Income VIP	2020	7,098	543	(1,144)	6,497	23.93
	2019	10,148	161	(3,211)	7,098	22.90
DWS Small Mid Cap Growth VIP	2020	5,058	126	(321)	4,863	10.78
	2019	4,938	227	(107)	5,058	8.42
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2020	22,888	844	(4,762)	18,970	$36.05
	2019	25,324	470	(2,906)	22,888	25.49
VIP Index 500 Portfolio	2020	19,205	1,120	(3,795)	16,530	31.01
	2019	22,314	388	(3,497)	19,205	26.68
VIP Mid Cap Portfolio	2020	7,996	339	(875)	7,460	48.35
	2019	8,325	354	(683)	7,996	41.63

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum
	Death Benefit and Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2020	—	—	—	—	$15.89
	2019	—	—	—	—	14.56
VIP Freedom 2010 Portfolio	2020	—	—	—	—	17.67
	2019	—	—	—	—	16.00
VIP Freedom 2015 Portfolio	2020	—	—	—	—	18.51
	2019	—	—	—	—	16.57
VIP Freedom 2020 Portfolio	2020	2,022	—	(737)	1,285	19.15
	2019	5,558	—	(3,536)	2,022	16.97
VIP Freedom 2025 Portfolio	2020	—	—	—	—	20.53
	2019	—	—	—	—	18.04
VIP Freedom 2030 Portfolio	2020	—	—	—	—	21.14
	2019	—	—	—	—	18.42
VIP Freedom Income Portfolio	2020	—	—	—	—	14.49
	2019	—	—	—	—	13.35
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2020	—	—	—	—	$13.70
	2019	—	—	—	—	12.89
VIP FundsManager 50% Portfolio	2020	450	—	(2)	448	17.98
	2019	452	—	(2)	450	16.05
VIP FundsManager 70% Portfolio	2020	—	—	—	—	20.34
	2019	—	—	—	—	17.84
VIP FundsManager 85% Portfolio	2020	—	—	—	—	22.08
	2019	—	—	—	—	19.14
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2020	557	23	(1)	579	$25.22
	2019	559	—	(2)	557	21.88
Small – Mid Cap Growth VIP Fund	2020	4,813	328	(1,336)	3,805	37.19
	2019	5,621	167	(975)	4,813	24.38
Small Cap Value VIP Fund	2020	31	697	(80)	648	27.07
	2019	31	—	—	31	26.16
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2020	8,846	967	(2,162)	7,651	$41.56
	2019	10,078	177	(1,409)	8,846	38.97
Small Cap Equity Insights Fund	2020	61	—	(0)	61	32.36
	2019	61	—	—	61	30.29
Strategic Growth Fund	2020	15,931	808	(4,140)	12,599	35.76
	2019	19,832	346	(4,247)	15,931	25.87

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

5. Units issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum
	Death Benefit and Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2020	3,020	1	—	3,021	$31.32
	2019	3,021	—	(1)	3,020	27.92
VIT Enterprise Portfolio (Service Shares)	2020	3,428	205	(957)	2,676	41.73
	2019	3,542	63	(177)	3,428	35.59
VIT Forty Portfolio (Institutional Shares)	2020	76,509	2,284	(14,167)	64,626	32.89
	2019	83,958	1,194	(8,643)	76,509	23.99
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2020	5,968	948	(1,749)	5,167	$21.72
	2019	8,937	270	(3,239)	5,968	20.91
VIT Low Duration Portfolio	2020	16,573	3,233	(5,050)	14,756	14.56
	2019	20,602	1,270	(5,299)	16,573	14.37
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2020	5,852	192	—	6,044	$36.89
	2019	5,643	209	—	5,852	31.66
Equity Income Account II	2020	12,879	430	(788)	12,521	36.77
	2019	13,258	189	(568)	12,879	35.22
MidCap Account II	2020	737	54	(194)	597	193.11
	2019	874	8	(145)	737	166.27
SmallCap Account II	2020	5,545	554	(1,204)	4,895	15.23
	2019	5,423	279	(157)	5,545	12.70
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2020	29,045	60	(7,029)	22,076	$28.34
	2019	50,988	164	(22,107)	29,045	25.96
SAM Conservative Balanced Portfolio	2020	1,681	—	(75)	1,606	23.81
	2019	1,710	—	(29)	1,681	22.15
SAM Conservative Growth Portfolio	2020	21,323	62	(867)	20,518	32.18
	2019	31,858	90	(10,625)	21,323	29.03
SAM Flexible Income Portfolio	2020	4,179	—	(0)	4,179	20.99
	2019	4,179	—	—	4,179	19.94
SAM Strategic Growth Portfolio	2020	19,982	20	(575)	19,427	35.04
	2019	20,509	21	(548)	19,982	30.93

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

The Company sells variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
BNY Mellon Sustainable U.S. Equity
Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
2020(1)	11,794	$24.41	to	$25.63	$301,092	0.89%	1.15%	to	1.40%	22.14%	to	22.44%
2019	12,914	19.99	to	20.93	269,245	1.23%	1.15%	to	1.40%	32.16%	to	32.49%
2018	12,710	15.12	to	15.80	199,951	1.51%	1.15%	to	1.40%	(5.96%)	to	(5.73%)
2017	13,109	15.43	to	16.76	218,489	0.91%	1.15%	to	1.65%	13.18%	to	13.74%
2016	13,225	13.64	to	14.73	193,504	1.09%	1.15%	to	1.65%	8.29%	to	8.82%
BNY Mellon Variable Investment
Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2020(1)	93,631	$21.29	to	$23.46	$2,131,989	0.42%	1.15%	to	1.65%	17.63%	to	18.21%
2019	97,788	18.10	to	19.84	1,886,113	0.00%	1.15%	to	1.65%	19.52%	to	20.11%
2018	105,234	15.14	to	16.52	1,694,207	0.00%	1.15%	to	1.65%	(20.61%)	to	(20.21%)
2017	122,347	19.07	to	20.71	2,468,483	0.00%	1.15%	to	1.65%	22.36%	to	22.96%
2016	136,829	15.59	to	16.84	2,246,365	0.00%	1.15%	to	1.65%	14.89%	to	15.46%
Quality Bond Portfolio
2020(2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	42,948	14.56	to	15.96	663,970	1.69%	1.15%	to	1.65%	6.16%	to	6.68%
2018	47,507	13.72	to	14.96	687,854	2.51%	1.15%	to	1.65%	(4.31%)	to	(3.84%)
2017	51,810	14.33	to	15.56	781,239	1.87%	1.15%	to	1.65%	2.56%	to	3.07%
2016	54,722	13.98	to	15.10	802,641	1.53%	1.15%	to	1.65%	(0.37%)	to	0.12%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2020	7,376	$27.08	to	$29.84	$212,841	0.43%	1.15%	to	1.65%	10.42%	to	10.97%
2019	8,302	24.53	to	26.89	215,927	0.46%	1.15%	to	1.65%	29.23%	to	29.87%
2018	9,888	18.98	to	20.71	197,994	0.58%	1.15%	to	1.65%	(5.99%)	to	(5.52%)
2017	13,689	20.19	to	21.92	289,906	0.69%	1.15%	to	1.65%	9.85%	to	10.39%
2016	14,587	18.38	to	19.85	280,621	0.00%	1.15%	to	1.65%	5.50%	to	6.02%
Deutsche DWS Variable Series I – Class A Shares
DWS Bond VIP
2020(3)	180,773	$16.53	to	$18.32	$3,222,604	2.86%	1.15%	to	1.65%	7.30%	to	7.83%
2019	239,645	15.41	to	16.99	3,945,387	3.12%	1.15%	to	1.65%	8.83%	to	9.37%
2018	269,694	14.16	to	15.53	4,067,259	4.54%	1.15%	to	1.65%	(4.24%)	to	(3.77%)
2017	293,795	14.79	to	16.14	4,611,522	2.44%	1.15%	to	1.65%	4.12%	to	4.63%
2016	304,201	14.20	to	15.43	4,569,125	5.10%	1.15%	to	1.65%	4.21%	to	4.72%
DWS Core Equity VIP
2020	139,743	$26.53	to	$29.40	$3,950,302	1.41%	1.15%	to	1.65%	14.24%	to	14.81%
2019	156,704	23.22	to	25.60	3,865,053	1.09%	1.15%	to	1.65%	28.19%	to	28.82%
2018	164,525	18.12	to	19.88	3,158,104	1.77%	1.15%	to	1.65%	(7.23%)	to	(6.76%)
2017	175,789	19.53	to	21.32	3,629,764	1.20%	1.15%	to	1.65%	19.06%	to	19.65%
2016	197,271	16.40	to	17.82	3,407,348	1.43%	1.15%	to	1.65%	8.69%	to	9.22%
DWS CROCI® International VIP
2020	466,492	$7.42	to	$8.22	$3,733,621	3.46%	1.15%	to	1.65%	0.94%	to	1.44%
2019	502,948	7.35	to	8.10	3,976,972	3.01%	1.15%	to	1.65%	19.80%	to	20.39%
2018	566,723	6.14	to	6.73	3,728,783	1.06%	1.15%	to	1.65%	(15.79%)	to	(15.37%)
2017	595,043	7.29	to	7.96	4,629,849	6.93%	1.15%	to	1.65%	19.99%	to	20.58%
2016	636,902	6.07	to	6.60	4,111,365	10.43%	1.15%	to	1.65%	(0.90%)	to	(0.41%)
DWS Global Small Cap VIP
2020	126,076	$25.45	to	$28.04	$3,447,541	0.80%	1.15%	to	1.65%	15.45%	to	16.02%
2019	138,042	22.04	to	24.17	3,260,936	0.00%	1.15%	to	1.65%	19.32%	to	19.91%
2018	152,770	18.47	to	20.16	3,011,476	0.28%	1.15%	to	1.65%	(21.81%)	to	(21.42%)
2017	166,012	23.62	to	25.65	4,170,024	0.00%	1.15%	to	1.65%	18.08%	to	18.66%
2016	195,290	20.01	to	21.62	4,136,724	0.39%	1.15%	to	1.65%	(0.08%)	to	0.42%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Deutsche DWS Variable Series II – Class A Shares
DWS CROCI® U.S. VIP
2020(3)	255,165	$30.65	to	$33.96	$8,390,365	2.37%	1.15%	to	1.65%	(13.59%)	to	(13.16%)
2019	255,114	35.47	to	39.11	9,681,145	1.92%	1.15%	to	1.65%	30.80%	to	31.44%
2018	293,246	27.12	to	29.75	8,484,057	2.53%	1.15%	to	1.65%	(11.96%)	to	(11.52%)
2017	326,128	30.80	to	33.63	10,682,847	1.50%	1.15%	to	1.65%	20.89%	to	21.49%
2016	363,157	25.48	to	27.68	9,799,543	1.02%	1.15%	to	1.65%	(5.94%)	to	(5.48%)
DWS Government & Agency Securities VIP
2020(4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	117,179	16.58	to	18.28	2,062,867	2.73%	1.15%	to	1.65%	4.70%	to	5.22%
2018	129,893	15.83	to	17.37	2,178,461	2.73%	1.15%	to	1.65%	(1.10%)	to	(0.60%)
2017	147,159	16.01	to	17.48	2,486,971	2.58%	1.15%	to	1.65%	0.03%	to	0.52%
2016	157,046	16.00	to	17.39	2,646,131	3.08%	1.15%	to	1.65%	(0.49%)	to	0.00%
DWS Government Money Market VIP
2020	352,374	$9.67	to	$10.72	$3,635,775	0.09%	1.15%	to	1.65%	(1.40%)	to	(0.91%)
2019	63,844	9.81	to	10.82	669,952	1.77%	1.15%	to	1.65%	0.12%	to	0.61%
2018	64,965	9.80	to	10.75	678,088	1.36%	1.15%	to	1.65%	(0.26%)	to	0.23%
2017	78,435	9.83	to	10.73	820,207	0.42%	1.15%	to	1.65%	(1.17%)	to	(0.69%)
2016	115,642	9.94	to	10.80	1,213,838	0.05%	1.15%	to	1.65%	(1.57%)	to	(1.08%)
DWS High Income VIP
2020	111,550	$23.93	to	$26.51	$2,874,785	5.48%	1.15%	to	1.65%	4.51%	to	5.03%
2019	133,246	22.90	to	25.25	3,273,382	5.73%	1.15%	to	1.65%	13.81%	to	14.37%
2018	147,564	20.12	to	22.07	3,170,486	8.08%	1.15%	to	1.65%	(4.11%)	to	(3.63%)
2017	162,878	20.98	to	22.90	3,636,822	5.79%	1.15%	to	1.65%	5.77%	to	6.29%
2016	172,712	19.84	to	21.55	3,635,374	6.09%	1.15%	to	1.65%	11.03%	to	11.58%
DWS Small Mid Cap Growth VIP
2020	32,549	$10.78	to	$11.95	$376,171	0.05%	1.15%	to	1.65%	28.06%	to	28.70%
2019	34,491	8.42	to	9.28	310,430	0.00%	1.15%	to	1.65%	20.43%	to	21.02%
2018	36,735	6.99	to	7.67	273,796	0.00%	1.15%	to	1.65%	(15.00%)	to	(14.58%)
2017	39,879	8.23	to	8.98	349,331	0.10%	1.15%	to	1.65%	20.14%	to	20.73%
2016	42,155	6.85	to	7.44	305,948	0.00%	1.15%	to	1.65%	7.30%	to	7.84%
Fidelity Variable Insurance Products (“VIP”)
Funds – Service Class
VIP Growth Portfolio
2020	296,295	$36.05	to	$39.72	$11,447,768	0.06%	1.15%	to	1.65%	41.41%	to	42.11%
2019	340,557	25.49	to	27.95	9,290,424	0.16%	1.15%	to	1.65%	32.01%	to	32.66%
2018	383,763	19.31	to	21.07	7,903,633	0.14%	1.15%	to	1.65%	(1.90%)	to	(1.42%)
2017	440,495	19.69	to	21.37	9,206,221	0.12%	1.15%	to	1.65%	32.82%	to	33.47%
2016	466,151	14.82	to	16.01	7,310,449	0.00%	1.15%	to	1.65%	(0.92%)	to	(0.43%)
VIP Index 500 Portfolio
2020	354,256	$31.01	to	$34.17	$11,737,215	1.63%	1.15%	to	1.65%	16.20%	to	16.78%
2019	383,502	26.68	to	29.26	10,902,231	1.85%	1.15%	to	1.65%	29.09%	to	29.72%
2018	430,066	20.67	to	22.56	9,436,251	1.72%	1.15%	to	1.65%	(6.14%)	to	(5.68%)
2017	487,931	22.03	to	23.91	11,366,584	1.72%	1.15%	to	1.65%	19.62%	to	20.21%
2016	416,768	18.41	to	19.89	8,122,003	1.34%	1.15%	to	1.65%	9.93%	to	10.48%
VIP Mid Cap Portfolio
2020	121,880	$48.35	to	$53.27	$6,332,879	0.54%	1.15%	to	1.65%	16.12%	to	16.69%
2019	144,470	41.63	to	45.65	6,448,464	0.79%	1.15%	to	1.65%	21.35%	to	21.95%
2018	155,078	34.31	to	37.44	5,681,812	0.54%	1.15%	to	1.65%	(16.03%)	to	(15.62%)
2017	171,525	40.86	to	44.36	7,454,694	0.62%	1.15%	to	1.65%	18.75%	to	19.34%
2016	187,024	34.41	to	37.18	6,815,412	0.43%	1.15%	to	1.65%	10.29%	to	10.84%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2020	—	$15.89	to	$16.89	$—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2019	—	14.56	to	15.40	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2018	—	13.03	to	13.71	—	0.10%	1.15%	to	1.65%	0.00%	to	0.00%
2017	561	14.33	to	14.33	8,035	1.36%	1.15%	to	1.65%	9.48%	to	9.48%
2016	588	13.09	to	13.09	7,696	1.14%	1.15%	to	1.65%	3.59%	to	3.59%
VIP Freedom 2010 Portfolio
2020	14,065	$18.21	to	$18.78	$256,936	1.05%	1.15%	to	1.40%	10.69%	to	10.96%
2019	14,863	16.46	to	16.92	245,223	1.85%	1.15%	to	1.40%	14.15%	to	14.43%
2018	15,746	14.42	to	14.79	227,558	1.41%	1.15%	to	1.40%	(5.59%)	to	(5.36%)
2017	16,203	15.27	to	15.63	248,070	1.27%	1.15%	to	1.40%	11.24%	to	11.52%
2016	19,290	13.73	to	14.01	265,336	1.23%	1.15%	to	1.40%	3.78%	to	4.03%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
VIP Freedom 2015 Portfolio
2020	12,476	$19.08	to	$19.68	$244,264	1.07%	1.15%	to	1.40%	11.99%	to	12.27%
2019	16,858	17.04	to	17.53	292,356	1.85%	1.15%	to	1.40%	16.34%	to	16.63%
2018	16,816	14.65	to	15.03	250,285	1.21%	1.15%	to	1.40%	(6.60%)	to	(6.36%)
2017	38,663	15.68	to	16.05	611,024	1.28%	1.15%	to	1.40%	13.22%	to	13.50%
2016	39,698	13.85	to	14.14	553,647	1.27%	1.15%	to	1.40%	4.12%	to	4.38%
VIP Freedom 2020 Portfolio
2020	83,295	$19.15	to	$20.36	$1,674,255	1.02%	1.15%	to	1.65%	12.85%	to	13.41%
2019	89,041	16.97	to	17.95	1,580,061	1.86%	1.15%	to	1.65%	17.93%	to	18.52%
2018	89,997	14.39	to	15.14	1,345,382	1.25%	1.15%	to	1.65%	(7.61%)	to	(7.15%)
2017	96,160	15.58	to	16.31	1,548,567	1.25%	1.15%	to	1.65%	14.38%	to	14.94%
2016	102,713	13.62	to	14.19	1,441,028	1.28%	1.15%	to	1.65%	4.09%	to	4.60%
VIP Freedom 2025 Portfolio
2020	62,152	$21.16	to	$21.82	$1,322,312	1.02%	1.15%	to	1.40%	14.08%	to	14.36%
2019	62,068	18.55	to	19.08	1,157,039	1.77%	1.15%	to	1.40%	19.84%	to	20.13%
2018	65,958	15.48	to	15.88	1,025,397	0.96%	1.15%	to	1.40%	(8.07%)	to	(7.84%)
2017	88,275	16.84	to	17.23	1,491,097	1.41%	1.15%	to	1.40%	15.95%	to	16.23%
2016	78,698	14.52	to	14.83	1,146,907	1.30%	1.15%	to	1.40%	4.52%	to	4.78%
VIP Freedom 2030 Portfolio
2020	72,131	$21.79	to	$22.47	$1,596,817	0.94%	1.15%	to	1.40%	15.03%	to	15.31%
2019	77,844	18.94	to	19.48	1,493,188	1.84%	1.15%	to	1.40%	22.40%	to	22.70%
2018	71,168	15.48	to	15.88	1,115,165	1.12%	1.15%	to	1.40%	(9.33%)	to	(9.11%)
2017	73,678	17.07	to	17.47	1,271,293	1.17%	1.15%	to	1.40%	19.03%	to	19.33%
2016	77,640	14.34	to	14.64	1,123,763	1.24%	1.15%	to	1.40%	4.91%	to	5.16%
VIP Freedom Income Portfolio
2020	20,029	$14.93	to	$15.39	$304,443	1.17%	1.15%	to	1.40%	8.76%	to	9.03%
2019	18,165	13.73	to	14.12	253,099	1.88%	1.15%	to	1.40%	10.09%	to	10.37%
2018	18,169	12.47	to	12.79	229,635	1.49%	1.15%	to	1.40%	(3.63%)	to	(3.39%)
2017	18,180	12.94	to	13.24	238,119	1.33%	1.15%	to	1.40%	6.87%	to	7.13%
2016	17,958	12.11	to	12.36	219,819	1.27%	1.15%	to	1.40%	2.73%	to	2.99%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2020	27,728	$14.13	to	$14.56	$396,578	0.98%	1.15%	to	1.40%	6.57%	to	6.84%
2019	27,763	13.26	to	13.63	372,201	1.55%	1.15%	to	1.40%	8.64%	to	8.91%
2018	35,756	12.20	to	12.52	439,767	1.60%	1.15%	to	1.40%	(3.19%)	to	(2.95%)
2017	41,624	12.60	to	12.90	528,842	1.10%	1.15%	to	1.40%	5.71%	to	5.97%
2016	45,107	11.92	to	12.17	542,098	1.24%	1.15%	to	1.40%	1.25%	to	1.50%
VIP FundsManager 50% Portfolio
2020	60,675	$17.98	to	$19.11	$1,142,480	0.97%	1.15%	to	1.65%	12.03%	to	12.59%
2019	56,420	16.05	to	16.97	948,760	1.58%	1.15%	to	1.65%	15.78%	to	16.35%
2018	55,538	13.86	to	14.59	803,066	1.11%	1.15%	to	1.65%	(6.92%)	to	(6.46%)
2017	85,932	14.89	to	15.59	1,332,604	0.99%	1.15%	to	1.65%	12.40%	to	12.95%
2016	108,412	13.25	to	13.81	1,482,652	1.21%	1.15%	to	1.65%	2.39%	to	2.89%
VIP FundsManager 70% Portfolio
2020	79,863	$20.97	to	$21.62	$1,706,938	0.76%	1.15%	to	1.40%	14.34%	to	14.62%
2019	92,209	18.34	to	18.86	1,724,078	1.19%	1.15%	to	1.40%	20.80%	to	21.10%
2018	105,754	15.18	to	15.58	1,634,141	0.76%	1.15%	to	1.40%	(8.96%)	to	(8.73%)
2017	114,099	16.68	to	17.07	1,931,239	0.79%	1.15%	to	1.40%	17.30%	to	17.59%
2016	114,464	14.22	to	14.51	1,648,690	0.88%	1.15%	to	1.40%	3.41%	to	3.67%
VIP FundsManager 85% Portfolio
2020	132,516	$22.76	to	$23.46	$3,023,939	0.70%	1.15%	to	1.40%	15.65%	to	15.93%
2019	149,058	19.68	to	20.24	2,940,649	1.06%	1.15%	to	1.40%	24.40%	to	24.70%
2018	154,206	15.82	to	16.23	2,444,896	0.64%	1.15%	to	1.40%	(10.35%)	to	(10.12%)
2017	159,640	17.64	to	18.06	2,822,812	0.62%	1.15%	to	1.40%	21.21%	to	21.51%
2016	162,553	14.56	to	14.86	2,370,662	0.76%	1.15%	to	1.40%	4.02%	to	4.27%
Franklin Templeton Variable Insurance
Products Trust – Class 2
Developing Markets VIP Fund
2020	66,178	$25.22	to	$27.95	$1,824,347	4.11%	1.15%	to	1.65%	15.28%	to	15.85%
2019	73,660	21.88	to	24.12	1,751,855	0.97%	1.15%	to	1.65%	24.64%	to	25.26%
2018	81,910	17.55	to	19.26	1,556,445	0.87%	1.15%	to	1.65%	(17.17%)	to	(16.76%)
2017	87,961	21.19	to	23.14	2,011,046	0.98%	1.15%	to	1.65%	38.14%	to	38.82%
2016	103,347	15.34	to	16.67	1,700,331	0.82%	1.15%	to	1.65%	15.54%	to	16.11%
Small – Mid Cap Growth VIP Fund
2020	83,027	$37.19	to	$40.99	$3,316,215	0.00%	1.15%	to	1.65%	52.57%	to	53.33%
2019	105,650	24.38	to	26.73	2,750,359	0.00%	1.15%	to	1.65%	29.30%	to	29.94%
2018	115,793	18.85	to	20.57	2,323,841	0.00%	1.15%	to	1.65%	(6.92%)	to	(6.45%)
2017	138,191	20.25	to	21.99	2,972,639	0.00%	1.15%	to	1.65%	19.43%	to	20.02%
2016	155,723	16.96	to	18.32	2,793,868	0.00%	1.15%	to	1.65%	2.48%	to	2.99%
Small Cap Value VIP Fund
2020	109,645	$27.07	to	$29.25	$3,163,608	1.49%	1.15%	to	1.65%	3.48%	to	3.99%
2019	112,737	26.16	to	28.13	3,130,684	1.06%	1.15%	to	1.65%	24.30%	to	24.91%
2018	115,892	21.05	to	22.52	2,578,496	0.88%	1.15%	to	1.65%	(14.30%)	to	(13.87%)
2017	128,686	24.56	to	26.14	3,324,393	0.51%	1.15%	to	1.65%	8.86%	to	9.40%
2016	129,642	22.56	to	23.90	3,063,617	0.80%	1.15%	to	1.65%	28.07%	to	28.71%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2020	78,156	$41.56	to	$45.79	$3,476,470	0.65%	1.15%	to	1.65%	6.64%	to	7.17%
2019	83,162	38.97	to	42.73	3,458,091	0.78%	1.15%	to	1.65%	29.39%	to	30.03%
2018	96,106	30.12	to	32.86	3,080,243	1.28%	1.15%	to	1.65%	(11.92%)	to	(11.48%)
2017	106,444	34.19	to	37.13	3,858,446	0.73%	1.15%	to	1.65%	9.27%	to	9.81%
2016	116,634	31.29	to	33.81	3,850,299	1.37%	1.15%	to	1.65%	11.69%	to	12.24%
Small Cap Equity Insights Fund
2020	19,418	$32.36	to	$35.66	$679,746	0.23%	1.15%	to	1.65%	6.82%	to	7.34%
2019	20,673	30.29	to	33.22	675,004	0.46%	1.15%	to	1.65%	22.82%	to	23.42%
2018	28,465	24.67	to	26.91	752,189	0.47%	1.15%	to	1.65%	(10.11%)	to	(9.67%)
2017	31,091	27.44	to	29.79	912,577	0.55%	1.15%	to	1.65%	9.76%	to	10.30%
2016	33,607	25.00	to	27.01	894,415	1.16%	1.15%	to	1.65%	21.20%	to	21.80%
Strategic Growth Fund
2020	159,693	$35.76	to	$39.41	$6,128,394	0.09%	1.15%	to	1.65%	38.22%	to	38.90%
2019	180,436	25.87	to	28.37	4,989,510	0.29%	1.15%	to	1.65%	33.33%	to	33.99%
2018	209,086	19.40	to	21.17	4,320,065	0.43%	1.15%	to	1.65%	(2.65%)	to	(2.17%)
2017	237,806	19.93	to	21.64	5,028,306	0.51%	1.15%	to	1.65%	28.55%	to	29.18%
2016	265,255	15.51	to	16.75	4,343,972	0.61%	1.15%	to	1.65%	0.33%	to	0.82%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2020	181,897	$31.32	to	$34.51	$6,121,550	2.00%	1.15%	to	1.65%	12.17%	to	12.73%
2019	237,576	27.92	to	30.62	7,094,699	1.63%	1.15%	to	1.65%	20.29%	to	20.88%
2018	262,220	23.21	to	25.33	6,490,719	1.78%	1.15%	to	1.65%	(1.21%)	to	(0.72%)
2017	303,581	23.50	to	25.51	7,588,977	1.36%	1.15%	to	1.65%	16.22%	to	16.80%
2016	365,427	20.22	to	21.84	7,835,085	1.92%	1.15%	to	1.65%	2.63%	to	3.14%
VIT Enterprise Portfolio (Service Shares)
2020	26,720	$41.73	to	$45.98	$1,199,231	0.04%	1.15%	to	1.65%	17.24%	to	17.82%
2019	28,572	35.59	to	39.02	1,088,213	0.05%	1.15%	to	1.65%	32.96%	to	33.62%
2018	30,126	26.77	to	29.21	859,799	0.13%	1.15%	to	1.65%	(2.29%)	to	(1.80%)
2017	34,338	27.39	to	29.74	999,313	0.54%	1.15%	to	1.65%	25.03%	to	25.65%
2016	37,042	21.91	to	23.67	858,570	0.71%	1.15%	to	1.65%	10.28%	to	10.83%
VIT Forty Portfolio (Institutional Shares)
2020	536,812	$32.89	to	$36.44	$18,987,408	0.71%	1.15%	to	1.65%	37.13%	to	37.81%
2019	617,912	23.99	to	26.44	15,873,606	0.15%	1.15%	to	1.65%	34.93%	to	35.60%
2018	684,370	17.78	to	19.50	12,985,656	1.16%	1.15%	to	1.65%	0.32%	to	0.82%
2017	767,655	17.72	to	19.34	14,477,677	0.00%	1.15%	to	1.65%	28.21%	to	28.84%
2016	875,848	13.82	to	15.01	12,830,110	0.84%	1.15%	to	1.65%	0.54%	to	1.03%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
2020	95,056	$21.72	to	$24.06	$2,219,706	5.86%	1.15%	to	1.65%	3.84%	to	4.35%
2019	103,711	20.91	to	23.05	2,325,795	1.77%	1.15%	to	1.65%	5.27%	to	5.79%
2018	124,402	19.87	to	21.79	2,639,218	1.31%	1.15%	to	1.65%	0.45%	to	0.95%
2017	139,421	19.78	to	21.59	2,934,264	4.49%	1.15%	to	1.65%	1.10%	to	1.60%
2016	157,904	19.56	to	21.25	3,270,398	1.42%	1.15%	to	1.65%	4.75%	to	5.26%
VIT Low Duration Portfolio
2020	166,771	$14.56	to	$16.13	$2,594,782	1.22%	1.15%	to	1.65%	1.31%	to	1.82%
2019	186,183	14.37	to	15.84	2,854,210	2.77%	1.15%	to	1.65%	2.34%	to	2.84%
2018	206,817	14.04	to	15.41	3,086,873	1.90%	1.15%	to	1.65%	(1.29%)	to	(0.80%)
2017	240,757	14.23	to	15.53	3,636,182	1.34%	1.15%	to	1.65%	(0.29%)	to	0.20%
2016	252,732	14.27	to	15.50	3,815,646	1.49%	1.15%	to	1.65%	(0.24%)	to	0.25%
Principal Variable Contracts Funds, Inc.
(“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2020	23,564	$36.89	to	$39.86	$906,675	1.11%	1.15%	to	1.65%	16.51%	to	17.09%
2019	27,157	31.66	to	34.04	898,587	1.43%	1.15%	to	1.65%	29.96%	to	30.60%
2018	27,828	24.36	to	26.07	707,247	0.94%	1.15%	to	1.65%	(5.22%)	to	(4.75%)
2017	38,886	25.71	to	27.36	1,041,202	1.04%	1.15%	to	1.65%	18.51%	to	19.09%
2016	41,851	21.69	to	22.98	943,890	0.92%	1.15%	to	1.65%	7.09%	to	7.62%
Equity Income Account II
2020	136,028	$36.77	to	$40.52	$5,352,514	1.67%	1.15%	to	1.65%	4.42%	to	4.94%
2019	166,144	35.22	to	38.62	6,264,919	1.67%	1.15%	to	1.65%	26.69%	to	27.32%
2018	187,665	27.80	to	30.33	5,567,815	1.72%	1.15%	to	1.65%	(6.78%)	to	(6.32%)
2017	212,249	29.82	to	32.38	6,728,090	2.03%	1.15%	to	1.65%	18.81%	to	19.40%
2016	231,183	25.10	to	27.12	6,142,242	2.49%	1.15%	to	1.65%	13.56%	to	14.12%
MidCap Account II
2020	20,631	$193.11	to	$212.80	$4,314,805	0.47%	1.15%	to	1.65%	16.15%	to	16.72%
2019	27,049	166.27	to	182.31	4,865,077	0.05%	1.15%	to	1.65%	40.41%	to	41.10%
2018	29,488	118.42	to	129.20	3,759,559	0.05%	1.15%	to	1.65%	(8.31%)	to	(7.85%)
2017	31,961	129.15	to	140.21	4,425,928	0.33%	1.15%	to	1.65%	23.17%	to	23.77%
2016	34,456	104.85	to	113.28	3,851,942	0.14%	1.15%	to	1.65%	8.32%	to	8.86%
SmallCap Account II
2020	93,238	$15.23	to	$15.66	$1,453,664	0.25%	1.15%	to	1.65%	19.89%	to	20.48%
2019	120,282	12.70	to	13.00	1,558,603	0.09%	1.15%	to	1.65%	25.06%	to	25.68%
2018	123,222	10.15	to	10.34	1,271,339	0.09%	1.15%	to	1.65%	(12.62%)	to	(12.18%)
2017	130,261	11.62	to	11.78	1,531,219	0.15%	1.15%	to	1.65%	10.75%	to	11.29%
2016	136,128	10.49	to	10.58	1,438,649	0.08%	1.15%	to	1.65%	15.25%	to	15.82%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2020

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Principal Variable Contracts Funds, Inc.
(“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2020	846,395	$28.34	to	$31.02	$25,584,243	2.00%	1.15%	to	1.65%	9.15%	to	9.69%
2019	944,648	25.96	to	28.28	26,059,507	2.29%	1.15%	to	1.65%	17.80%	to	18.38%
2018	1,071,513	22.04	to	23.89	24,985,638	2.85%	1.15%	to	1.65%	(6.80%)	to	(6.34%)
2017	1,191,201	23.65	to	25.51	29,720,177	1.90%	1.15%	to	1.65%	13.02%	to	13.57%
2016	1,328,646	20.93	to	22.46	29,222,304	1.88%	1.15%	to	1.65%	4.89%	to	5.41%
SAM Conservative Balanced Portfolio
2020	205,444	$23.81	to	$26.06	$5,232,055	2.26%	1.15%	to	1.65%	7.47%	to	8.00%
2019	228,647	22.15	to	24.13	5,402,585	2.68%	1.15%	to	1.65%	13.79%	to	14.35%
2018	250,058	19.47	to	21.10	5,173,408	3.09%	1.15%	to	1.65%	(5.32%)	to	(4.85%)
2017	299,710	20.56	to	22.18	6,531,528	2.51%	1.15%	to	1.65%	9.34%	to	9.88%
2016	330,266	18.81	to	20.18	6,557,492	2.28%	1.15%	to	1.65%	4.35%	to	4.87%
SAM Conservative Growth Portfolio
2020	630,654	$32.18	to	$35.23	$21,588,547	1.65%	1.15%	to	1.65%	10.85%	to	11.40%
2019	747,387	29.03	to	31.62	23,026,209	1.59%	1.15%	to	1.65%	21.68%	to	22.28%
2018	864,954	23.86	to	25.86	21,825,747	2.56%	1.15%	to	1.65%	(8.34%)	to	(7.89%)
2017	924,076	26.03	to	28.07	25,355,137	1.33%	1.15%	to	1.65%	17.53%	to	18.11%
2016	1,040,122	22.15	to	23.77	24,195,688	1.22%	1.15%	to	1.65%	5.03%	to	5.55%
SAM Flexible Income Portfolio
2020	201,532	$20.99	to	$22.98	$4,579,719	2.33%	1.15%	to	1.65%	5.29%	to	5.81%
2019	282,756	19.94	to	21.72	6,053,113	3.20%	1.15%	to	1.65%	11.14%	to	11.69%
2018	317,483	17.94	to	19.44	6,093,565	3.88%	1.15%	to	1.65%	(3.79%)	to	(3.32%)
2017	348,046	18.65	to	20.11	6,912,237	2.99%	1.15%	to	1.65%	6.38%	to	6.91%
2016	396,790	17.53	to	18.81	7,383,332	3.07%	1.15%	to	1.65%	5.00%	to	5.52%
SAM Strategic Growth Portfolio
2020	439,397	$35.04	to	$38.35	$16,422,803	1.51%	1.15%	to	1.65%	13.26%	to	13.82%
2019	558,343	30.93	to	33.70	18,343,605	1.33%	1.15%	to	1.65%	25.07%	to	25.69%
2018	618,015	24.73	to	26.81	16,180,790	2.16%	1.15%	to	1.65%	(10.35%)	to	(9.91%)
2017	646,165	27.59	to	29.76	18,798,198	1.22%	1.15%	to	1.65%	19.97%	to	20.56%
2016	738,794	23.00	to	24.68	17,849,151	1.22%	1.15%	to	1.65%	4.19%	to	4.70%

(1)	The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

(2)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

(3)	The Deutsche Funds were rebranded to Deutsche DWS funds effective July 2, 2018

(4)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against contractholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense, administration, Guaranteed Minimum Death benefit rider, and Guaranteed Retirement Income benefit rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2020 and 2019

7. Subsequent Events

The Company has evaluated events subsequent to December, 31, 2020 and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

(b) Exhibits.

(1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”), is incorporated by reference herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547).

(2)	Not applicable.

(3)	(a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc., is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(b)	Investors Brokerage Services, Inc. Registered Representative Agreement, is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	(d)	Farmers Financial Solutions, LLC Registered Representative Agreement, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	(e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).

	(f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, is incorporated herein by reference in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

	(g)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on September 1, 2009 (File Nos. 333-85183 and 811-09547).

	(h)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-4 for Farmers Annuity Separate Account A, Filed herewith (File Nos. 333-85183 and 811-09547).

(4)	(a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(b)	Revised Guaranteed Minimum Death Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(c)	Revised Guaranteed Retirement Income Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

(d)	Waiver of Surrender Charge Rider – Terminal Illness, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(e)	Waiver of Surrender Charge Rider – Nursing Care, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	(g)	Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	(h)	Roth Individual Retirement Annuity Endorsement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	(i)	Final Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	(j)	Revised Variable Contract Facing Page (2004), is incorporated herein by reference in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

(5)	(a)	Form of Application for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(b)	Form of Variable Policy Application Supplement, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	(c)	Revised Variable Policy Application Supplement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

	(d)	Revised Variable Policy Application Supplement (2004), is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	(e)	Revised Variable Policy Application Supplement (2007), is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

	(f)	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

(6)	(a)	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	(b)	By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	(c)	Amended Articles of Incorporation of Farmers New World Life .Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	(d)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507)

	(e)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	(f)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	(g)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	(h)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

(8)	(a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	(b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	(c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	(d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	(e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	(f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(g)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(h)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	(i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

(s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

(t)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

(u)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

(v)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated here by reference in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

(w)	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

(x)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

(y)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

(z)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

(aa)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

(bb)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company and in the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

(cc)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(dd)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(ee)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(ff)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(gg)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(hh)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(ii)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(jj)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(kk)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

(ll)	Novation an Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

(mm)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

(nn)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

(oo)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(pp)	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(qq)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(rr)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(ss)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(tt)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(uu)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

(vv)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	(ww)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	(xx)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	(yy)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	(zz)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	(aaa)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

(9)	Opinion and Consent of Garrett B. Paddor, Esquire, Filed herewith.

(10)	(a)	Consent of PricewaterhouseCoopers LLP, Filed herewith.

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Performance Computations, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547) and in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

(14)	Not applicable.

(15)	Powers of Attorney Incorporated, Filed herewith.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Stephen McAnena[1]	Director and Chairman of the Board
Scott Lindquist[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Chris Flint[2]	Director and President
Lisa Wardlaw[2]	Chief Financial Officer and Treasurer ad interim
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennifer McGinnis[2]	Chief Actuary
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Michael Langford[1]	Assistant Treasurer
Steven H. Weinstein[1]	Assistant Secretary
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

[1]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
[2]	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005
[3]	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
[4]	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
[5]	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
[6]	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
[7]	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952

Item 26.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000

Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.00000
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
CREC (Ceridien) Lender, LLC	DE	Zurich American Insurance Company	0.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Delkir S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Delta Wetlands Properties	IL	KLMLP 2, LLC	90.00000
Delta Wetlands Properties	IL	KLMLP 3, LLC	10.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	65.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000

Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00000
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00000
KLMLP, L.P.	DE	Zurich American Company, LLC	75.00000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kouler S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000

Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	8.32000
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
Qira GmbH	DEU	Digital Insurance Group B.V.	100.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000

Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.00100
Sceptre Trust Limited	BHS	Zurich Legacy Solutions Services (UK) Limited	99.99900
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Sea Pine Technologies, Inc.	IL	Zurich Holding Company of America, Inc.	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A.—Sociedad Unipersonal	4.99999
Serviaide, S.A.—Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	100.00000
Servizurich S.A.—Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Office 4, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000

ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Montgomery 31, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Orlando, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Company, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Company, LLC	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280

Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd—Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900

Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L.—Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L.—Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L.—Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053

Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.00286
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150) and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017).

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
922 W. Washington Blvd, LLC	IL	Farmers Insurance Exchange	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000

Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance CoGrand Rapids, MI (note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 3
FCOA, LLC	DE	Foremost Insurance Co Grand Rapids, MI	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 4
Foremost County Mutual Insurance Company	TX	See Note 5
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 6
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 7
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: FX Insurance Agency, LLC provides services to Farmers Group, Inc, pursuant to a service agreement among its parent, ZFUS Services, LLC, and Farmers Group , Inc., Truck Underwriters Association and Fire Underwriters Association.

Note 3: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 4: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 5: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 7: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 27.	Number of Contract Owners

As of March 18, 2021, there were 1,802 Non-Qualified Contracts and 2,378 Qualified Contracts issued and in-force.

Item 28.	Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b)	Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows:

Name and Principal Address	Positions and Officers with FFS
Julio Areias Da Silva[1]	Director
Guy Meade Hanson[2]	Director
Ronald Lee Marrone[3]	Director
John Charles Mueting[4]	President
Taretha Ann Robinson[4]	Chief Compliance Officer
Joshua Alan Borkin[4]	Chief Financial Officer
Doren Eugene Hohl[5]	Secretary

1.	The principal business address is 26 Penstemon, Littleton, CO 80127.
2.	The principal business address is 10424 Mullan Rd, Missoula, MT 59808.
3.	The principal business address is 800 East 14th Street, Pittsburg, KS 66762.
4.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
5.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c)

Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$178,336.89	$83,010.00

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and by Infosys McCamish Systems, L.L.C. Insurance Administrators at its Service Center located 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a) The registrant undertakes that it will file a Post-Effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 26 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on the 30th day of April, 2021.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary Farmers New World Life Insurance Company		President Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary Farmers New World Life Insurance Company		President Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*/s/ Chris Flint Chris Flint	Director and President

* David Travers	Director

* Scott Lindquist	Director and Assistant Treasurer

* Annette Thompson	Director

* Warren Tucker	Director

* Scott Stoll	Director

* Stephen McAnena	Director and Chairman of the Board

/s/ Chris Flint * by Chris Flint	*On April 30, 2021, as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (b)(3)(h)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance and Farmers Financial Solutions, LLC

Exhibit (b)(9)	Opinion and Consent of Garrett B. Paddor, Esquire

Exhibit (b)(10)(a)	Consent of PricewaterhouseCoopers LLP

Exhibit (b)(15)	Powers of Attorney